Goldman
Sachs Variable Insurance Trust
GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, NEW YORK, NEW YORK 10005

Annual Report December 31, 2000

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND
Shareholder Letter

Dear Shareholders,

We are pleased to report on the performance of the Goldman Sachs Variable Insurance Trust Growth and Income Fund (the “Fund” ). This annual report covers the one year period ended December 31, 2000.

Market Review

After generating very strong returns for a number of years, the equity markets reversed course in 2000. The correction began in March, as continued strong economic growth, inflationary pressures and rising interest rates unnerved investors. While other types of stocks were dragged down, high valuation technology issues, and many Internet stocks in particular, experienced the brunt of the fall.

The equity markets rebounded for a brief period during the summer. Investors were hopeful that signs of moderating economic growth would result in an end to interest rate hikes by the Federal Reserve Board. However, market sentiment shifted yet again, as uncertainty arose regarding the state of corporate profits in the face of an economic slowdown and uncertainty over the presidential election. All told, by the end of the year, the technology-laden NASDAQ was down 54% from its peak and 39.3% for the year—its worst performance since it was created in 1971. The S&P 500 Index fell 9.10%, its poorest showing since 1977.

Market leadership changed several times during the reporting period, as investors struggled to keep their heads, and portfolios, above water. By the end of 2000, value stocks had generated strong results, after years of underperforming their growth stock counterparts. In fact, 2000 was the worst year for absolute returns of the Russell 1000 Growth Index (-22.4%) and Russell 2000 Growth (-3.03%) Index. In contrast, the Russell 1000 Value Index and Russell 2000 Value Index returned 7.01% and 22.81%, respectively. The disparity of returns was largely due to the higher percentage of technology stocks in the growth indices.

Performance Review

Over the one year period ended December 31, 2000, the Fund generated a -4.69% cumulative total return. Over the same time period, the Fund’s benchmark, the S&P 500 Index (with dividends reinvested) generated a -9.10% cumulative total return.

The Fund’s relative outperformance versus its benchmark was due in part to careful stock selection, rather than from sector rotation. Our investments in the financial and insurance sectors were particularly beneficial. We have been underweight in bank for most of this year due to our concerns about deteriorating credit quality. As such, we have oriented the Fund toward those banks with large components of fee-based income and relatively little exposure to lending activities. In addition, our underweight position throughout the year in Technology and Telecommunications stocks relative to the S&P 500 Index aided results.

Investment Objective

The Fund seeks long-term growth of capital and growth of income through investment in equity securities that the investment adviser considers to have favorable prospects for capital appreciation and/or dividend paying ability.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND
Shareholder Letter (continued)

Portfolio Composition

Top 10 Portfolio Holdings as of December 31, 2000*

Company	Line of Business	Percentage of Net Assets
General Electric Co.	Financial Services	3.8%
Pfizer Inc.	Drugs	3.1
Citigroup Inc.	Banks	2.7
Federal Home Loan Mortgage Corp.	Financial Services	2.6
Exxon Mobil Corp.	Energy Resources	2.6
American International Group Inc.	Property Insurance	2.4
Microsoft Corporation	Computer Software	2.1
Wal Mart Stores Inc.	Department Stores	2.1
Cisco Systems Inc.	Computer Hardware	2.0
SBC Communications Inc.	Telephone	1.6

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

Outlook

We believe that value-oriented funds can provide much-needed diversification to growth-type holdings as the U.S. market continues to experience relatively high levels of volatility. The investment styles of value and growth have cycles, and these cycles are inherently unpredictable. We believe that our holdings are well positioned for a variety of market environments, but a prolonged value cycle would certainly be a favorable performance backdrop. Furthermore, a return to moderate economic growth in 2001 and attractive relative valuation should bode well for many stocks in the value universe. Our focus will continue to be on companies with the following attributes: sustainable or niche operating advantage, shareholder-oriented management teams, and attractive valuation levels.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Value Portfolio Management Team

January 12, 2001
GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND
Performance Summary
December 31, 2000

The following graph shows the value as of December 31, 2000, of a $10,000 investment made on January 12, 1998 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmark (the Standard and Poor’s 500 Index (“S&P 500 Index”)) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost.

Growth and Income Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested January 12, 1998 to December 31, 2000

Growth and Income Fund
S&P 500 Index
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
1/12/98
6/98
12/98
6/99
12/99
6/00
12/00
$14,791
$10,587

	Since Inception	One year

Average Annual Total Return through December 31, 2000

Growth and Income Fund (commenced January 12, 1998)	1.97%	–4.69%

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND
Statement of Investments
December 31, 2000
Shares	Description	Value

Common Stocks – 95.5%

Airlines – 0.8%
9,200	Southwest Airlines Co.	$ 308,476

Alcohol – 0.6%
5,100	Anheuser-Busch Cos., Inc.	232,050

Apparel – 0.1%
1,000	NIKE, Inc. Class B	55,813

Banks – 6.8%
3,300	Bank One Corp.	120,863
19,600	Citigroup, Inc.	1,000,825
700	J.P. Morgan & Co., Inc.	115,850
5,200	Mellon Financial Corp.	255,775
4,100	PNC Financial Services Group	299,556
4,700	The Bank of New York Co., Inc.	259,381
650	The Chase Manhattan Corp.	29,534
7,700	Wells Fargo & Co.	428,794

		2,510,578

Chemicals – 2.3%
5,200	E.I. du Pont de Nemours & Co.	251,225
2,000	Minnesota Mining & Manufacturing Co.	241,000
9,700	The Dow Chemical Co.	355,262

		847,487

Clothing – 0.2%
2,700	The Gap, Inc.	68,850

Computer Hardware – 5.1%
19,100	Cisco Systems, Inc.*	730,575
5,700	Compaq Computer Corp.	85,785
7,600	Dell Computer Corp.*	132,525
7,600	EMC Corp.*	505,400
4,600	Hewlett-Packard Co.	145,188
700	Network Appliance, Inc.*	44,964
8,400	Sun Microsystems, Inc.*	234,150

		1,878,587

Computer Software – 5.0%
5,900	International Business Machines, Inc.	501,500
17,700	Microsoft Corp.*	767,737
11,800	Oracle Corp.*	342,937
1,300	Siebel Systems, Inc.*	87,913
1,700	VERITAS Software Corp.*	148,750

		1,848,837

Defense/Aerospace – 0.8%
3,400	Honeywell International, Inc.	160,863
4,200	The B.F. Goodrich Co.	152,775

		313,638

Department Stores – 2.5%
5,100	The May Department Stores Co.	167,025
14,400	Wal-Mart Stores, Inc.	765,000

		932,025

Shares	Description	Value

Common Stocks – (continued)

Drugs – 10.4%
3,700	American Home Products Corp.	$ 235,135
3,000	Amgen, Inc.*	191,813
1,500	AstraZeneca Group PLC ADR	77,250
5,500	Bristol-Myers Squibb Co.	406,656
3,700	Eli Lilly & Co.	344,331
3,300	GlaxoSmithKline PLC ADR	184,811
5,600	Merck & Co., Inc.	524,300
24,875	Pfizer, Inc.	1,144,250
4,351	Pharmacia Corp.	265,411
8,500	Schering-Plough Corp.	482,375

		3,856,332

Electrical Equipment – 2.2%
1,400	Corning, Inc.	73,938
1,900	JDS Uniphase Corp.*	79,206
8,000	Lucent Technologies, Inc.	108,000
8,400	Nortel Networks Corp.	269,325
2,400	QUALCOMM, Inc.*	197,250
2,300	Solectron Corp.*	77,970

		805,689

Electrical Utilities – 3.2%
2,400	Cinergy Corp.	84,300
1,100	Duke Energy Corp.	93,775
7,300	Energy East Corp.	143,719
4,400	Entergy Corp.	186,175
2,450	Exelon Corp.	172,015
3,400	FPL Group, Inc.	243,950
15,800	Niagara Mohawk Holdings, Inc.*	263,662

		1,187,596

Energy Resources – 6.1%
8,497	Anadarko Petroleum Corp.	603,967
900	El Paso Energy Corp.	64,463
10,892	Exxon Mobil Corp.	946,923
6,300	Royal Dutch Petroleum Co. ADR	381,544
6,700	Unocal Corp.	259,206

		2,256,103

Entertainment – 1.5%
9,000	The Walt Disney Co.	260,438
6,718	Viacom, Inc. Class B*	314,066

		574,504

Financial Services – 7.7%
14,000	Federal Home Loan Mortgage Corp.	964,250
1,300	Federal National Mortgage Assoc.	112,775
29,800	General Electric Co.	1,428,537
3,800	Household International, Inc.	209,000
2,000	USA Education, Inc.	136,000

		2,850,562

Food & Beverage – 2.3%
4,100	PepsiCo, Inc.	203,206
6,000	The Coca-Cola Co.	365,625
2,900	The Quaker Oats Co.	282,388

		851,219

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Shares	Description	Value

Common Stocks – (continued)

Forest – 2.1%
6,700	Bowater, Inc.	$ 377,712
10,300	International Paper Co.	420,369

		798,081

Grocery – 0.5%
6,400	The Kroger Co.*	173,200

Heavy Electrical – 0.1%
600	Emerson Electric Co.	47,288

Heavy Machinery – 1.0%
7,800	Crane Co.	221,812
3,500	Deere & Co.	160,344

		382,156

Home Products – 1.1%
2,000	Colgate-Palmolive Co.	129,100
2,600	The Estee Lauder Cos., Inc.	113,913
2,000	The Procter & Gamble Co.	156,875

		399,888

Industrial Parts – 2.3%
4,500	Caterpillar, Inc.	212,906
1,500	Parker-Hannifin Corp.	66,188
6,200	Tyco International Ltd.	344,100
3,100	United Technologies Corp.	243,737

		866,931

Information Services – 1.1%
3,200	Electronic Data Systems Corp.	184,800
3,900	First Data Corp.	205,481

		390,281

Internet – 0.9%
7,200	America Online, Inc.*	250,560
400	Juniper Networks, Inc.*	50,425
1,000	Yahoo!, Inc.*	30,172

		331,157

Life Insurance – 2.3%
5,800	AFLAC, Inc.	418,687
800	Cigna Corp.	105,840
6,700	Lincoln National Corp.	316,994

		841,521

Media – 2.7%
4,000	Automatic Data Processing, Inc.	253,250
1,700	Clear Channel Communications, Inc.*	82,344
4,900	Comcast Corp.*	204,575
3,000	General Motors Corp. Class H*	69,000
5,600	Time Warner, Inc.	292,544
4,400	USA Networks, Inc.*	85,525

		987,238

Shares	Description	Value

Common Stocks – (continued)

Medical Products – 2.4%
5,400	Abbott Laboratories	$ 261,562
1,500	Baxter International, Inc.	132,469
4,800	Johnson & Johnson	504,300

		898,331

Mining – 0.3%
3,100	Alcoa, Inc.	103,850

Oil Refining – 0.3%
1,700	Texaco, Inc.	105,613

Oil Services – 1.7%
3,500	Baker Hughes, Inc.	145,469
2,800	Halliburton Co.	101,500
2,700	Schlumberger Ltd.	215,831
3,600	Transocean Sedco Forex, Inc.	165,600

		628,400

Property Insurance – 5.2%
2,500	AMBAC Financial Group, Inc.	145,781
8,900	American International Group, Inc.	877,206
3,200	RenaissanceRe Holdings Ltd.	250,600
1,700	The Hartford Financial Services Group, Inc.	120,063
6,000	XL Capital Ltd.	524,250

		1,917,900

Railroads – 0.5%
6,700	Canadian National Railway Co.	198,906

Restaurants – 0.3%
3,700	McDonald’s Corp.	125,800

Security/Asset Management – 1.4%
3,700	John Hancock Financial Services, Inc.	139,212
1,200	Merrill Lynch & Co., Inc.	81,825
3,200	Morgan Stanley Dean Witter & Co.	253,600
2,200	The Charles Schwab Corp.	62,425

		537,062

Semiconductors – 2.9%
1,100	Analog Devices, Inc.*	56,306
1,850	Applied Materials, Inc.*	70,647
600	Broadcom Corp.*	50,700
20,000	Intel Corp.	605,000
4,400	Texas Instruments, Inc.	208,450
1,600	Xilinx, Inc.*	73,800

		1,064,903

Specialty Retail – 2.0%
1,200	Best Buy Co., Inc.*	35,475
5,700	CVS Corp.	341,644
8,300	The Home Depot, Inc.	379,206

		756,325

Telephone – 5.0%
7,200	AT&T Corp.	124,650
8,200	AT&T Corp.-Liberty Media Corp.*	111,212
The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND
Statement of Investments (continued)
December 31, 2000
Shares	Description	Value

Common Stocks – (continued)

Telephone – (continued)
2,500	BellSouth Corp.	$ 102,344
5,800	Qwest Communications International, Inc.*	237,800
12,684	SBC Communications, Inc.	605,661
2,700	Sprint Corp.	54,844
9,776	Verizon Communications	490,022
9,300	WorldCom, Inc.	130,200

		1,856,733

Thrifts – 0.5%
3,500	Washington Mutual, Inc.	185,719

Tobacco – 1.0%
8,300	Philip Morris Cos., Inc.	365,200

Wireless – 0.3%
5,100	Sprint Corp. (PCS Group)*	104,231

TOTAL COMMON STOCKS
(Cost $35,369,287)		$ 35,445,060

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 3.2%

Joint Repurchase Agreement Account ∧
$1,200,000	6.48%	01/02/2001	$ 1,200,000

TOTAL REPURCHASE AGREEMENT
(Cost $1,200,000)			$ 1,200,000

TOTAL INVESTMENTS
(Cost $36,569,287)			$36,645,060

*	Non-income producing security.

∧	Joint repurchase agreement was entered into on December 29, 2000.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviation:

ADR—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM U.S. EQUITY FUND

Shareholder Letter

Dear Shareholders:

We are pleased to report on the performance of the Goldman Sachs Variable Insurance Trust CORE SM U.S. Equity Fund (the “Fund”). This annual report covers the one year period ended December 31, 2000.

Market Review

After generating very strong returns for a number of years, the equity markets reversed course in 2000. The correction began in March, as continued strong economic growth, inflationary pressures and rising interest rates unnerved investors. While other types of stocks were dragged down, high valuation technology issues, and many Internet stocks in particular, experienced the brunt of the fall.

The equity markets rebounded for a brief period during the summer. Investors were hopeful that signs of moderating economic growth would result in an end to interest rate hikes by the Federal Reserve Board. However, market sentiment shifted yet again, as uncertainty arose regarding the state of corporate profits in the face of an economic slowdown, and uncertainty over the presidential election. All told, by the end of the year, the technology-laden NASDAQ was down 54% from its peak and 39.3% for the year—its worst performance since it was created in 1971. The S&P 500 Index fell 9.10%, its poorest showing since 1977.

Market leadership changed several times during the reporting period, as investors struggled to keep their heads, and portfolios, above water. By the end of 2000, value stocks had generated strong results, after years of underperforming their growth stock counterparts. In fact, 2000 was the worst year for absolute returns of the Russell 1000 Growth Index (-22.4%) and Russell 2000 Growth Index (-3.03%). In contrast, the Russell 1000 Value Index and Russell 2000 Value Index returned 7.01% and 22.81%, respectively. The disparity of returns was largely due to the higher percentage of technology stocks in the growth indices.

Performance Review

Over the one year period ended December 31, 2000, the Fund generated a -9.62% cumulative total return. Over the same time period the Fund’s benchmark, the S&P 500 Index (with dividends reinvested) generated a -9.10% cumulative total return.

The CORE SM strategy is a well-defined investment process that has historically provided consistent, risk-managed performance. The diversification of our models typically adds value because when one theme doesn’t work, others usually do. For example, when momentum stocks underperform, value stocks typically advance more than average.

Over the reporting period, the returns of our various investment themes were erratic. In fact, virtually every theme experienced one of its best months since inception, as well as at least one of its worst months ever. In addition, some months saw extremely positive returns for one variable and extremely negative for another—reflecting the high overall return dispersion nature of the market. Overall, our Momentum and Value themes struggled during the year in the U.S. large-cap universe, and only our Research theme contributed positively to performance. Stock selection in Technology was strong, mainly the result of underweighting some of the worst performers in the index, such as Dell Computer Corp. and Microsoft Corp. Holdings in other sectors, including Consumer Cyclicals and Healthcare, however, generated disappointing returns versus the benchmark.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM U.S. EQUITY FUND
Shareholder Letter (continued)

Investment Objective and Strategies

The Fund seeks long-term capital growth and dividend income. The Fund seeks this objective by investing in a broadly diversified portfolio of large-cap and blue chip equity securities representing all major sectors of the U.S. economy.

The portfolio employs a disciplined approach that combines fundamental investment research provided by Goldman, Sachs & Co.’s Global Investment Research Department and consensus opinions with quantitative analysis generated by the Asset Management Division’s proprietary model. This quantitative system evaluates each stock using many different criteria, including valuation measures, growth expectations, earnings momentum and risk profile. It also objectively analyzes the impact of current economic conditions on different types of stocks to determine where the emphasis should be placed. While maintaining a profile close to that of the benchmark, those stocks ranked highly by both the quantitative model and the Goldman Sachs Global Investment Research Department are selected to have overweight positions in the portfolio.

Portfolio Composition

Top 10 Portfolio Holdings as of December 31, 2000*

Company	Line of Business	Percentage of Net Assets
General Electric Co.	Financial Services	3.5%
Exxon Mobil Corp.	Energy Resources	2.6
Pfizer Inc.	Drugs	2.5
Citigroup Inc.	Banks	2.5
Merck & Co. Inc.	Drugs	2.4
Cisco Systems Inc.	Computer Hardware	2.0
Johnson & Johnson	Medical Products	1.9
Microsoft Corporation	Computer Software	1.8
American International Group Inc.	Property Insurance	1.8
Wal-Mart Stores Inc.	Department Stores	1.5

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

Outlook

Looking ahead, we continue to believe that cheaper stocks should outpace more expensive ones, good momentum stocks should do better than poor momentum stocks, lower-risk stocks should perform better than higher-risk stocks, as should those favored by research analysts. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Management Team

January 12, 2001
GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM U.S. EQUITY FUND
Performance Summary
December 31, 2000

The following graph shows the value as of December 31, 2000, of a $10,000 investment made on February 13, 1998 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmark (the Standard and Poor’s 500 Index (“S&P 500 Index”)) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost.

CORE U.S. Equity Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested February 13, 1998 to December 31, 2000

	Since Inception	One year

Average Annual Total Return through December 31, 2000

CORE U.S. Equity Fund (commenced February 13, 1998)	9.20%	-9.62%

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM U.S. EQUITY FUND
Statement of Investments
December 31, 2000

Shares	Description	Value

Common Stocks – 99.7%

Airlines – 0.4%
1,400	AMR Corp.	$ 54,863
9,900	Delta Air Lines, Inc.	496,856

		551,719

Alcohol – 0.2%
2,800	Anheuser-Busch Cos., Inc.	127,400
2,800	Brown-Forman Corp. Class B	186,200

		313,600

Banks – 6.3%
12,731	Bank of America Corp.	584,035
66,866	Citigroup, Inc.	3,414,345
2,100	Comerica, Inc.	124,688
23,050	Fifth Third Bancorp	1,377,237
6,900	Firstar Corp.	160,425
14,900	FleetBoston Financial Corp.	559,681
1,800	J.P. Morgan & Co., Inc.	297,900
2,700	Mellon Financial Corp.	132,806
3,500	PNC Financial Services Group	255,719
3,500	SunTrust Banks, Inc.	220,500
7,400	The Bank of New York Co., Inc.	408,610
16,050	The Chase Manhattan Corp.	729,272
9,400	Wells Fargo & Co.	523,462

		8,788,680

Chemicals – 2.1%
6,800	Air Products & Chemicals, Inc.	278,800
5,400	Cabot Corp.	142,425
3,700	E.I. du Pont de Nemours & Co.	178,756
8,300	Minnesota Mining & Manufacturing Co.	1,000,150
36,900	The Dow Chemical Co.	1,351,463

		2,951,594

Clothing – 0.5%
6,500	Abercrombie & Fitch Co.*	130,000
6,200	Intimate Brands, Inc.	93,000
15,000	The Limited, Inc.	255,937
3,800	The Talbots, Inc.	173,375

		652,312

Computer Hardware – 5.0%
733	Avaya, Inc.*	7,559
3,500	Cabletron Systems, Inc.*	52,719
72,100	Cisco Systems, Inc.*	2,757,825
11,400	Compaq Computer Corp.	171,570
22,000	EMC Corp.*	1,463,000
28,800	Hewlett-Packard Co.	909,000
3,400	Network Appliance, Inc.*	218,397
6,204	Palm, Inc.*	175,650
1,600	SanDisk Corp.*	44,400
40,600	Sun Microsystems, Inc.*	1,131,725

		6,931,845

Shares	Description	Value

Common Stocks – (continued)

Computer Software – 6.2%
11,900	Adobe Systems, Inc.	$ 693,175
20,600	International Business Machines, Inc.	1,751,000
2,100	Intuit, Inc.*	82,950
10,500	Jack Henry & Associates, Inc.	652,628
58,600	Microsoft Corp.*	2,541,775
55,000	Oracle Corp.*	1,598,437
1,011	Sabre Holdings Corp.	43,599
1,500	Sapient Corp.*	17,906
5,100	Siebel Systems, Inc.*	344,888
3,000	Symantec Corp.*	100,125
8,451	VERITAS Software Corp.*	739,463

		8,565,946

Construction – 0.1%
3,900	Centex Corp.	146,494

Consumer Durables – 0.1%
3,200	Whirlpool Corp.	152,600

Defense/Aerospace – 1.8%
9,200	Honeywell International, Inc.	435,275
4,100	Northrop Grumman Corp.	340,300
3,500	Precision Castparts Corp.	147,219
23,200	The Boeing Co.	1,531,200

		2,453,994

Department Stores – 3.1%
10,700	Federated Department Stores, Inc.*	374,500
2,400	Kohl’s Corp.*	146,400
35,600	Sears, Roebuck & Co.	1,237,100
15,000	Target Corp.	483,750
39,600	Wal-Mart Stores, Inc.	2,103,750

		4,345,500

Drugs – 10.3%
9,500	Allergan, Inc.	919,719
9,100	Amgen, Inc.*	581,831
9,100	Bristol-Myers Squibb Co.	672,831
4,500	Cardinal Health, Inc.	448,313
5,100	Chiron Corp.*	226,950
8,300	Eli Lilly & Co.	772,419
6,200	Genentech, Inc.*	505,300
3,100	Genzyme Corp.*	278,806
2,300	IVAX Corp.*	88,090
8,000	McKesson HBOC, Inc.	287,120
35,500	Merck & Co., Inc.	3,323,687
74,950	Pfizer, Inc.	3,447,700
13,679	Pharmacia Corp.	834,419
33,400	Schering-Plough Corp.	1,896,452

		14,283,637

Electrical Equipment – 4.2%
9,100	ADC Telecommunications, Inc.*	164,937
3,000	Agilent Technologies, Inc.*	164,250
19,800	Corning, Inc.	1,045,687
15,700	General Dynamics Corp.	1,224,600

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM U.S. EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Electrical Equipment – (continued)
20,700	JDS Uniphase Corp.*	$ 862,931
8,800	Lucent Technologies, Inc.	118,800
7,300	Metromedia Fiber Network, Inc.*	73,913
12,100	Motorola, Inc.	245,025
38,168	Nortel Networks Corp.	1,223,761
1,700	QUALCOMM, Inc.*	139,719
1,100	Sanmina Corp.*	84,288
3,300	Scientific-Atlanta, Inc.	107,456
3,800	Solectron Corp.*	128,820
3,400	Tektronix, Inc.	114,538
2,200	Terayon Communication Systems, Inc.*	8,938
11,400	Vishay Intertechnology, Inc.*	172,425

		5,880,088

Electrical Utilities – 2.8%
13,000	Calpine Corp.*	585,812
4,000	Duke Energy Corp.	341,000
2,800	Dynegy, Inc.	156,975
27,100	Entergy Corp.	1,146,669
5,000	Exelon Corp.	351,200
5,100	FPL Group, Inc.	365,925
10,700	Public Service Enterprise	520,288
4,900	Reliant Energy, Inc.	212,231
1,400	The Southern Co.	46,550
6,800	UtiliCorp United, Inc.	211,004

		3,937,654

Energy Resources – 6.3%
7,100	Apache Corp.	497,444
13,500	Chevron Corp.	1,139,906
9,300	Devon Energy Corp.	567,021
41,256	Exxon Mobil Corp.	3,586,693
15,900	Kerr-McGee Corp.	1,064,306
6,300	Noble Affiliates, Inc.	289,800
3,900	Occidental Petroleum Corp.	94,575
7,900	Phillips Petroleum Co.	449,313
17,000	Royal Dutch Petroleum Co. ADR	1,029,563

		8,718,621

Entertainment – 1.3%
5,500	Metro-Goldwyn-Mayer, Inc.*	89,719
44,200	The Walt Disney Co.	1,279,037
9,900	Viacom, Inc. Class B*	462,825

		1,831,581

Environmental Services – 0.2%
7,400	Waste Management, Inc.	205,572

Financial Services – 5.6%
7,500	American Express Co.	412,031
9,000	Comdisco, Inc.	102,938
2,500	Federal Home Loan Mortgage Corp.	172,187
9,000	Federal National Mortgage Assoc.	780,750
101,600	General Electric Co.	4,870,450
4,600	Marsh & McLennan Cos., Inc.	538,200

Shares	Description	Value

Common Stocks – (continued)

Financial Services – (continued)
3,200	MBNA Corp.	$ 118,200
4,400	Metris Cos., Inc.	115,775
10,800	Providian Financial Corp.	621,000

		7,731,531

Food & Beverage – 4.0%
11,000	ConAgra, Inc.	286,000
3,300	General Mills, Inc.	147,056
5,900	H.J. Heinz Co.	279,881
9,600	IBP, Inc.	256,800
36,700	PepsiCo, Inc.	1,818,944
4,300	Supervalu, Inc.	59,662
11,000	SYSCO Corp.	330,000
17,300	The Coca-Cola Co.	1,054,219
11,200	The Pepsi Bottling Group, Inc.	447,300
8,500	Tyson Foods, Inc.	108,375
12,800	Unilever NV	805,600

		5,593,837

Forest – 0.8%
4,800	Georgia-Pacific Group	149,400
10,200	Kimberly-Clark Corp.	721,038
5,400	Weyerhaeuser Co.	274,050

		1,144,488

Gold – 0.0%
2,000	Barrick Gold Corp.	32,760

Grocery – 0.4%
7,700	Safeway, Inc.*	481,250
3,200	The Kroger Co.*	86,600

		567,850

Heavy Electrical – 0.9%
9,100	Emerson Electric Co.	717,194
12,300	Molex, Inc.	436,650
3,000	Rockwell International Corp.	142,875

		1,296,719

Heavy Machinery – 0.1%
3,000	Deere & Co.	137,528

Home Products – 1.6%
7,800	Avon Products, Inc.	373,425
18,100	Colgate-Palmolive Co.	1,168,355
4,200	Fortune Brands, Inc.	126,000
6,300	The Procter & Gamble Co.	494,156

		2,161,936

Hotels – 0.0%
5,500	Park Place Entertainment Corp.*	65,656

Industrial Parts – 1.8%
4,200	ITT Industries, Inc.	162,750
5,300	Parker-Hannifin Corp.	233,862

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM U.S. EQUITY FUND
Statement of Investments (continued)
December 31, 2000

Shares	Description	Value

Common Stocks – (continued)

Industrial Parts – (continued)
10,750	Tyco International Ltd.	$ 596,625
19,000	United Technologies Corp.	1,493,875

		2,487,112

Industrial Services – 0.3%
4,500	Apollo Group, Inc.*	221,344
1,000	Hertz Corp.	34,125
4,200	Robert Half International, Inc.*	111,300

		366,769

Information Services – 1.2%
2,200	Computer Sciences Corp.*	132,275
3,000	DST Systems, Inc.*	201,000
9,800	Electronic Data Systems Corp.	565,950
8,900	First Data Corp.	468,919
2,200	Fiserv, Inc.*	104,362
2,600	Omnicom Group, Inc.	215,475

		1,687,981

Internet – 0.9%
27,600	America Online, Inc.*	960,480
2,500	BroadVision, Inc.*	29,531
7,100	Yahoo!, Inc.	214,221

		1,204,232

Life Insurance – 1.7%
2,500	Aetna, Inc.*	102,656
2,800	American General Corp.	228,200
9,100	Cigna Corp.	1,203,930
13,400	UnitedHealth Group, Inc.*	822,425

		2,357,211

Media – 1.7%
2,300	Automatic Data Processing, Inc.	145,619
2,400	Clear Channel Communications, Inc.*	116,250
1,000	Cox Communications, Inc.*	46,563
5,000	Fox Entertainment Group, Inc.*	89,375
21,300	General Motors Corp. Class H*	489,900
25,800	Infinity Broadcasting Corp.*	720,787
15,100	Time Warner, Inc.	788,824

		2,397,318

Medical Products – 3.4%
31,900	Abbott Laboratories	1,545,156
5,400	Baxter International, Inc.	476,888
25,400	Johnson & Johnson	2,668,587
1,800	Medtronic, Inc.	108,675

		4,799,306

Medical Providers – 0.2%
3,300	HCA-The Healthcare Corp.	145,233
3,300	Tenet Healthcare Corp.	146,644

		291,877

Shares	Description	Value

Common Stocks – (continued)

Mining – 0.4%
11,200	Alcan Aluminium Ltd.	$ 382,900
2,500	Phelps Dodge Corp.	139,606

		522,506

Motor Vehicle – 1.4%
26,524	Ford Motor Co.	621,656
19,400	General Motors Corp.	988,188
7,000	Johnson Controls, Inc.	364,000

		1,973,844

Oil Refining – 0.6%
11,000	Conoco, Inc. Class B	318,312
6,200	Texaco, Inc.	385,175
6,900	USX-Marathon Group	191,475

		894,962

Oil Services – 0.3%
5,100	BJ Services Co.*	351,262
2,600	Noble Drilling Corp.*	112,938

		464,200

Property Insurance – 5.1%
24,900	Allstate Corp.	1,084,706
25,564	American International Group, Inc.	2,519,652
7,700	CNA Financial Corp.*	297,009
11,600	Loews Corp.	1,201,325
9,300	MGIC Investment Corp.	627,169
20,100	Old Republic International Corp.	643,803
4,500	The Hartford Financial Services Group, Inc.	317,813
3,600	The PMI Group, Inc.	243,675
2,500	The St. Paul Cos., Inc.	135,781

		7,070,933

Publishing – 0.4%
6,300	Dow Jones & Co., Inc.	356,738
2,300	Harcourt General, Inc.	131,560

		488,298

Railroads – 0.2%
5,200	Burlington Northern Santa Fe Corp.	147,225
5,000	Canadian National Railway Co.	148,438

		295,663

Restaurants – 0.3%
3,700	Brinker International, Inc.*	156,325
9,600	Tricon Global Restaurants, Inc.*	316,800

		473,125

Security/Asset Management – 2.4%
14,000	Lehman Brothers Holdings, Inc.	946,750
14,000	Merrill Lynch & Co., Inc.	954,625
13,000	Morgan Stanley Dean Witter & Co.	1,030,250
15,800	The Charles Schwab Corp.	448,325

		3,379,950

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM U.S. EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Semiconductors – 4.0%
10,300	Advanced Micro Devices, Inc.*	$ 142,269
5,400	Analog Devices, Inc.*	276,412
4,700	Applied Materials, Inc.*	179,481
4,100	Applied Micro Circuits Corp.*	307,692
6,600	Arrow Electronics, Inc.*	188,925
9,000	Avnet, Inc.	193,500
2,600	Broadcom Corp.*	219,700
8,500	Integrated Device Technology, Inc.*	281,562
56,500	Intel Corp.	1,709,125
1,100	KLA-Tencor Corp.*	37,056
7,500	Micron Technology, Inc.*	266,250
10,700	National Semiconductor Corp.*	215,338
2,000	PMC-Sierra, Inc.*	157,250
900	QLogic Corp.*	69,300
1,300	SDL, Inc.*	192,644
12,800	Texas Instruments, Inc.	606,400
7,700	Transwitch Corp.*	301,262
1,900	Vitesse Semiconductor Corp.*	105,094
2,900	Xilinx, Inc.*	133,763

		5,583,023

Specialty Retail – 2.0%
4,400	AutoZone, Inc.*	125,400
2,000	Best Buy Co., Inc.*	59,125
18,300	CVS Corp.	1,097,405
7,800	Lowes Co., Inc.	347,100
13,800	The Home Depot, Inc.	630,487
8,000	Tiffany & Co.	253,000
7,700	Toys “R” Us, Inc.*	128,494
3,900	Zale Corp.*	113,344

		2,754,355

Telephone – 5.6%
38,965	AT&T Corp.	674,582
50,100	AT&T Corp.-Liberty Media Corp.*	680,984
3,100	BCE, Inc.	89,706
30,400	BellSouth Corp.	1,244,500
5,700	Citizens Communications Co.*	74,813
15,800	Qwest Communications International, Inc.*	647,800
35,622	SBC Communications, Inc.	1,700,950
16,600	Sprint Corp.	337,188
40,394	Verizon Communications	2,024,749
22,250	WorldCom, Inc.	311,500

		7,786,772

Shares	Description	Value

Common Stocks – (continued)

Tobacco – 1.0%
26,600	Philip Morris Cos., Inc.	$ 1,170,400
4,300	R.J. Reynolds Tobacco Holdings, Inc.	209,625

		1,380,025

Truck Freight – 0.1%
2,400	United Parcel Service, Inc.	141,150

Wireless – 0.4%
7,800	AT&T Wireless Group*	135,037
3,800	Telephone & Data Systems, Inc.	342,000
2,000	United States Cellular Corp.*	120,500

		597,537

TOTAL COMMON STOCKS
(Cost $143,500,097)		$138,841,891

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 10.2%

Joint Repurchase Agreement Account ∧
$14,300,000	6.48%	01/02/2001	$ 14,300,000

TOTAL REPURCHASE AGREEMENT
(Cost $14,300,000)			$ 14,300,000

TOTAL INVESTMENTS
(Cost $157,800,097)			$153,141,891

*	Non-income producing security.
∧	Joint repurchase agreement was entered into on December 29, 2000.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviation:

ADR—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM LARGE CAP GROWTH FUND
Shareholder Letter

Dear Shareholders,

We are pleased to report on the performance of the Goldman Sachs Variable Insurance Trust CORE SM Large Cap Growth Fund (the “Fund”). This annual report covers the one year period ended December 31, 2000.

Market Review

After generating very strong returns for a number of years, the equity markets reversed course in 2000. The correction began in March, as continued strong economic growth, inflationary pressures and rising interest rates unnerved investors. While other types of stocks were dragged down, high valuation technology issues, and many Internet stocks in particular, experienced the brunt of the fall.

The equity markets rebounded for a brief period during the summer. Investors were hopeful that signs of moderating economic growth would result in an end to interest rate hikes by the Federal Reserve Board. However, market sentiment shifted yet again, as uncertainty arose regarding the state of corporate profits in the face of an economic slowdown, and uncertainty over the presidential election. All told, by the end of the year, the technology-laden NASDAQ was down 54% from its peak and 39.3% for the year—its worst performance since it was created in 1971. The S&P 500 Index fell 9.10%, its poorest showing since 1977.

Market leadership changed several times during the reporting period, as investors struggled to keep their heads, and portfolios, above water. By the end of 2000, value stocks had generated strong results, after years of underperforming their growth stock counterparts. In fact, 2000 was the worst year for absolute returns of the Russell 1000 Growth Index (-22.4%) and Russell 2000 Growth Index (-3.03%). In contrast, the Russell 1000 Value Index and Russell 2000 Value Index returned 7.01% and 22.81%, respectively. The disparity of returns was largely due to the higher percentage of technology stocks in the growth indices.

Performance Review

Over the one year period ended December 31, 2000, the Fund generated a -22.48% cumulative total return. Over the same time period the Fund’s benchmark, the Russell 1000 Growth Index generated a -22.43% aggregate return.

Over the reporting period, the returns of our various investment themes were erratic. In fact, virtually every theme experienced one of its best months since inception, as well as at least one of its worst months ever. In addition, some months saw extremely positive returns for one variable and extremely negative for another—reflecting the high overall return dispersion nature of the market. Overall, our Research and Momentum themes contributed positively to performance during the year, while our Value theme detracted from results in the large-cap growth universe. From a sector standpoint, Consumer Non-Cyclical and Financial stocks enhanced results, while Commercial Services and Healthcare holdings generated disappointing returns versus the benchmark.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM LARGE CAP GROWTH FUND

Investment Objective

The Fund seeks long-term capital growth. The Fund seeks this objective by investing in a broadly diversified portfolio of equity securities that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

The portfolio employs a disciplined approach that combines fundamental investment research provided by Goldman, Sachs & Co.’s Global Investment Research Department and consensus opinions with quantitative analysis generated by the Asset Management Division’s proprietary model. This quantitative system evaluates each stock using many different criteria, including valuation measures, growth expectations, earnings momentum and risk profile. It also objectively analyzes the impact of current economic conditions on different types of stocks to determine where the emphasis should be placed. The portfolio construction process evaluates stocks based on their overall expected return and their contribution to portfolio risk. The final portfolio is the one that has the highest expected return for the targeted amount of risk.

Portfolio Composition

Top 10 Portfolio Holdings as of December 31, 2000*

Company	Line of Business	Percentage of Net Assets
General Electric Co.	Financial Service	7.0%
Cisco Systems Inc.	Computer Hardware	5.2
Pfizer Inc.	Drugs	5.0
Intel Corp.	Semiconductors	3.5
Microsoft Corporation	Computer Software	3.1
Merck & Co. Inc.	Drugs	3.1
EMC Corporation	Computer Hardware	2.7
Oracle Corporation	Computer Software	2.2
International Business Machines, Inc.	Computer Software	1.8
Sun Microsystems, Inc.	Computer Hardware	1.7

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

Outlook

Looking ahead, we continue to believe that cheaper stocks should outpace more expensive ones, good momentum stocks should do better than poor momentum stocks, lower-risk stocks should perform better than higher risk stocks, as should those favored by research analysts. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Management Team

January 12, 2001
GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM LARGE CAP GROWTH FUND
Performance Summary
December 31, 2000

The following graph shows the value as of December 31, 2000, of a $10,000 investment made on February 13, 1998 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmarks (Russell 1000 Growth Index) is shown. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost.

CORE Large Cap Growth Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested February 13, 1998 to December 31, 2000

	Since Inception	One year

Average Annual Total Return through December 31, 2000

CORE Large Cap Growth Fund (commenced February 13, 1998)	7.38%	-22.48%

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM LARGE CAP GROWTH FUND
Statement of Investments
December 31, 2000

Shares	Description	Value

Common Stocks – 96.2%

Apparel – 1.0%
4,800	NIKE, Inc. Class B	$ 267,900

Chemicals – 0.5%
900	Air Products & Chemicals, Inc.	36,900
2,300	The Dow Chemical Co.	84,238

		121,138

Clothing – 1.9%
1,400	Abercrombie & Fitch Co.*	28,000
700	Footstar, Inc.*	34,650
3,200	Intimate Brands, Inc.	48,000
10,200	The Limited, Inc.	174,037
2,000	The Neiman Marcus Group, Inc.*	71,125
3,000	The Talbots, Inc.	136,875

		492,687

Computer Hardware – 11.9%
1,400	3Com Corp.	11,900
491	Avaya, Inc.*	5,063
1,200	Brocade Communications Systems, Inc.*	110,175
35,000	Cisco Systems, Inc.*	1,338,750
2,400	Dell Computer Corp.*	41,850
10,600	EMC Corp.*	704,900
300	Extreme Networks, Inc.*	11,738
2,200	Hewlett-Packard Co.	69,438
800	InFocus Corp.*	11,800
3,000	Ingram Micro, Inc.*	33,750
2,300	Network Appliance, Inc.*	147,739
2,731	Palm, Inc.*	77,321
500	Redback Networks, Inc.*	20,500
100	RSA Security, Inc.*	5,288
500	SanDisk Corp.*	13,875
15,500	Sun Microsystems, Inc.*	432,062
1,500	Tech Data Corp.*	40,570

		3,076,719

Computer Software – 10.4%
500	Adobe Systems, Inc.	29,094
100	Agile Software Corp.*	4,938
1,800	BEA Systems, Inc.*	121,162
200	CheckFree Corp.*	8,613
1,000	Computer Associates International, Inc.	19,500
100	Entrust Technologies, Inc.*	1,300
1,000	i2 Technologies, Inc.*	54,375
5,400	International Business Machines, Inc.	459,000
200	Internet Security Systems, Inc.*	15,688
600	Intuit, Inc.*	23,662
700	Mercury Interactive Corp.*	63,175
18,800	Microsoft Corp.*	815,450
700	Networks Associates, Inc.*	2,931
19,900	Oracle Corp.*	578,344
1,800	Rational Software Corp.*	70,087
400	Sapient Corp.*	4,775
1,700	Siebel Systems, Inc.*	114,962

Shares	Description	Value

Common Stocks – (continued)

Computer Software – (continued)
2,700	Sybase, Inc.*	$ 53,494
600	TIBCO Software, Inc.*	28,762
2,400	VERITAS Software Corp.*	210,000
800	Vignette Corp.*	14,400

		2,693,712

Defense/Aerospace – 1.2%
400	Honeywell International, Inc.	18,925
4,300	The Boeing Co.	283,800

		302,725

Department Stores – 2.6%
900	Federated Department Stores, Inc.*	31,500
500	Kohl’s Corp.*	30,500
7,900	Sears, Roebuck & Co.	274,525
6,300	Wal-Mart Stores, Inc.	334,687

		671,212

Drugs – 18.0%
3,100	Allergan, Inc.	300,119
500	Alpharma, Inc.	21,938
700	ALZA Corp.*	29,750
5,400	Amgen, Inc.*	345,262
500	Andrx Group*	28,938
800	Applera Corp.- Applied Biosystems Group*	75,250
2,600	Bristol-Myers Squibb Co.	192,237
2,400	Cardinal Health, Inc.	239,100
2,300	Chiron Corp.*	102,350
3,300	Eli Lilly & Co.	307,106
1,300	Forest Laboratories, Inc.*	172,737
2,800	Genentech, Inc.*	228,200
300	Genzyme Corp.*	26,981
1,000	Incyte Genomics Inc.*	24,875
1,700	IVAX Corp.*	65,110
700	King Pharmaceuticals, Inc.*	36,181
1,200	Medarex, Inc.*	48,900
8,600	Merck & Co., Inc.	805,175
1,100	Millennium Pharmaceuticals*	68,063
28,050	Pfizer, Inc.	1,290,300
500	Pharmacia Corp.	30,500
4,000	Schering-Plough Corp.	227,000

		4,666,072

Electrical Equipment – 7.4%
5,600	ADC Telecommunications, Inc.*	101,500
1,900	ADTRAN, Inc. *	40,375
600	Advanced Fibre Communications, Inc.*	10,838
1,600	Agilent Technologies, Inc.*	87,600
600	Amphenol Corp.*	23,513
1,300	CIENA Corp.*	105,787
200	Copper Mountain Networks, Inc.*	1,181
6,000	Corning, Inc.	316,875
200	GlobeSpan, Inc.*	5,500

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM LARGE CAP GROWTH FUND
Statement of Investments (continued)
December 31, 2000
Shares	Description	Value

Common Stocks – (continued)

Electrical Equipment – (continued)
1,000	Jabil Circuit, Inc.*	$ 25,375
7,220	JDS Uniphase Corp.*	300,984
5,200	KEMET Corp.*	78,650
1,000	Level 3 Communications, Inc.*	32,813
5,900	Lucent Technologies, Inc.	79,650
4,600	Metromedia Fiber Network, Inc. *	46,575
3,100	Motorola, Inc.	62,775
200	Newport Corp.	15,722
3,251	Nortel Networks Corp.	104,235
300	Power-One, Inc.*	11,794
2,000	QUALCOMM, Inc.*	164,375
700	Sanmina Corp.*	53,637
700	SCI Systems, Inc.*	18,463
1,800	Scientific-Atlanta, Inc.	58,612
2,100	Solectron Corp.*	71,190
400	Sycamore Networks, Inc.*	14,900
4,900	Vishay Intertechnology, Inc.*	74,112

		1,907,031

Electrical Utilities – 0.7%
2,400	Calpine Corp.*	108,150
1,600	Entergy Corp.	67,700

		175,850

Energy Resources – 1.7%
1,400	Apache Corp.	98,088
4,200	Kerr-McGee Corp.	281,137
2,800	Occidental Petroleum Corp.	67,900

		447,125

Entertainment – 1.1%
7,400	The Walt Disney Co.	214,137
1,200	Viacom, Inc. Class B*	56,100

		270,237

Financial Services – 7.0%
37,600	General Electric Co.	1,802,450

Food & Beverage – 3.1%
8,600	ConAgra, Inc.	223,600
3,700	PepsiCo, Inc.	183,381
1,900	The Coca-Cola Co.	115,781
5,600	The Pepsi Bottling Group, Inc.	223,650
1,000	Unilever NV	62,938

		809,350

Heavy Electrical – 0.5%
3,575	Molex, Inc.	126,913

Home Products – 0.3%
1,700	Avon Products, Inc.	81,388

Industrial Services – 0.7%
3,100	Hertz Corp.	105,788
2,900	Robert Half International, Inc.*	76,850

		182,638

Shares	Description	Value

Common Stocks – (continued)

Information Services – 1.7%
2,900	DST Systems, Inc.*	$ 194,300
2,400	Electronic Data Systems Corp.	138,600
100	HomeStore.com, Inc.*	2,012
200	Internap Network Services Corp.*	1,450
500	Omnicom Group, Inc.	41,437
2,200	TeleTech Holdings, Inc.*	40,425
300	TMP Worldwide, Inc.	16,500
200	WedMD Corp.*	1,588

		436,312

Internet – 3.4%
100	Akamai Technologies, Inc.*	2,106
800	Amazon.com, Inc.*	12,450
11,200	America Online, Inc.*	389,760
800	Ariba, Inc.*	42,900
300	Art Technology Group, Inc.*	9,169
100	At Home Corp.*	553
1,000	BroadVision, Inc.*	11,812
700	CMGI, Inc.*	3,916
100	CNET Networks, Inc.*	1,598
1,000	Commerce One, Inc.*	25,312
100	Critical Path, Inc.*	3,075
300	DoubleClick, Inc.*	3,300
500	E*TRADE Group, Inc.*	3,688
350	E.piphany, Inc.*	18,878
700	eBay, Inc.*	23,100
1,900	Exodus Communications, Inc.*	38,000
1,200	InfoSpace.com, Inc.*	10,612
400	Inktomi Corp.*	7,150
1,000	Juniper Networks, Inc.*	126,062
200	Kana Communications, Inc.*	2,300
200	Macromedia, Inc.*	12,150
422	Openwave Systems, Inc.*	20,230
500	Portal Software, Inc.*	3,922
300	PSINet, Inc.*	216
200	RealNetworks, Inc.*	1,738
1,007	VeriSign, Inc.*	74,707
400	VerticalNet, Inc.*	2,663
400	Vitria Technology, Inc.	3,100
1,100	Yahoo!, Inc.	33,189

		887,656

Media – 1.5%
900	Automatic Data Processing, Inc.	56,981
900	Fox Entertainment Group, Inc.*	16,088
3,100	General Motors Corp. Class H*	71,300
1,100	Infinity Broadcasting Corp.*	30,731
4,200	Time Warner, Inc.	219,408

		394,508

Medical Products – 2.8%
4,900	Abbott Laboratories	237,344
3,300	Johnson & Johnson	346,706
2,400	Medtronic, Inc.	144,900

		728,950

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM LARGE CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)

Medical Providers – 0.2%
300	Quest Diagnostics, Inc.*	$ 42,600

Oil Services – 0.2%
1,000	Baker Hughes, Inc.	41,563

Publishing – 0.1%
500	Dow Jones & Co., Inc.	28,313

Restaurants – 0.3%
1,400	Brinker International, Inc.*	59,150
800	Tricon Global Restaurants, Inc.*	26,400

		85,550

Security/Asset Management – 2.7%
1,400	A.G. Edwards, Inc.	66,412
4,400	Lehman Brothers Holdings, Inc.	297,550
2,900	Merrill Lynch & Co., Inc.	197,744
5,050	The Charles Schwab Corp.	143,294

		705,000

Semiconductors – 9.2%
5,600	Advanced Micro Devices, Inc.*	77,350
600	Altera Corp.*	15,788
2,400	Analog Devices, Inc.*	122,850
2,000	Applied Materials, Inc.*	76,375
1,800	Applied Micro Circuits Corp.*	135,084
700	Broadcom Corp.*	59,150
1,400	Cree, Inc.*	49,744
1,000	Integrated Device Technology, Inc.*	33,125
29,900	Intel Corp.	904,475
800	KLA-Tencor Corp.*	26,950
900	Linear Technology Corp.	41,625
1,900	Maxim Integrated Products, Inc.*	90,844
3,100	Micron Technology, Inc.*	110,050
900	PMC-Sierra, Inc.*	70,762
400	QLogic Corp.*	30,800
1,000	Rambus, Inc.*	36,125
500	RF Micro Devices, Inc.*	13,719
800	SDL, Inc.*	118,550
1,600	Silicon Storage Technology, Inc.*	18,900
5,400	Texas Instruments, Inc.	255,825
700	Vitesse Semiconductor Corp.*	38,719
1,300	Xilinx, Inc.*	59,962

		2,386,772

Specialty Retail – 1.8%
2,000	CVS Corp.	119,875
5,900	The Home Depot, Inc.	269,556
2,100	Tiffany & Co.	66,412
700	Zale Corp.*	20,344

		476,187

Shares	Description	Value

Common Stocks – (continued)

Telephone – 0.8%
2,400	BCE, Inc.	$ 69,450
1,500	Qwest Communications International, Inc.*	61,500
700	SBC Communications, Inc.	33,425
2,186	WorldCom, Inc.	30,604
900	XO Communications, Inc.*	16,031

		211,010

Truck Freight – 0.2%
1,000	United Parcel Service, Inc.	58,813

Wireless – 1.3%
600	Aether Systems, Inc.*	23,475
7,800	AT&T Wireless Group*	135,037
1,400	Telephone & Data Systems, Inc.	126,000
1,000	United States Cellular Corp.*	60,250

		344,762

TOTAL COMMON STOCKS
(Cost $28,261,773)		$24,923,143

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 3.1%

Joint Repurchase Agreement Account ∧
$800,000	6.48%	01/02/2001	$ 800,000

TOTAL REPURCHASE AGREEMENT
(Cost $800,000)			$ 800,000

TOTAL INVESTMENTS
(Cost $29,061,773)			$25,723,143

*	Non-income producing security.
∧	Joint repurchase agreement was entered into on December 29, 2000.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM LARGE CAP VALUE FUND
Shareholder Letter

Dear Shareholders:

We are pleased to report on the performance of the Goldman Sachs Variable Insurance Trust CORE SM Large Cap Value Fund (the “Fund”). This annual report covers the one year period ended December 31, 2000.

Market Review

After generating very strong returns for a number of years, the equity markets reversed course in 2000. The correction began in March, as continued strong economic growth, inflationary pressures and rising interest rates unnerved investors. While other types of stocks were dragged down, high valuation technology issues, and many Internet stocks in particular, experienced the brunt of the fall.

The equity markets rebounded for a brief period during the summer. Investors were hopeful that signs of moderating economic growth would result in an end to interest rate hikes by the Federal Reserve Board. However, market sentiment shifted yet again, as uncertainty arose regarding the state of corporate profits in the face of an economic slowdown, and uncertainty over the presidential election. All told, by the end of the year, the technology-laden NASDAQ was down 54% from its peak and 39.3% for the year—its worst performance since it was created in 1971. The S&P 500 Index fell 9.10%, its poorest showing since 1977.

Market leadership changed several times during the reporting period, as investors struggled to keep their heads, and portfolios, above water. By the end of 2000, value stocks had generated strong results, after years of underperforming their growth stock counterparts. In fact, 2000 was the worst year for absolute returns of the Russell 1000 Growth Index (-22.4%) and Russell 2000 Growth Index (-3.03%). In contrast, the Russell 1000 Value Index and Russell 2000 Value Index returned 7.01% and 22.81%, respectively. The disparity of returns was largely due to the higher percentage of technology stocks in the growth indices.

Performance Review

Over the one year period ended December 31, 2000, the Fund generated a 5.86% cumulative total return. Over the same time period the Fund’s benchmark, the Russell 1000 Value Index generated a 7.01% cumulative total return.

Over the reporting period, the returns of our various investment themes were extremely erratic. In fact, virtually every theme experienced one of its best months since inception, as well as at least one of its worst months ever. In addition, some months saw extremely positive returns for one variable and extremely negative for another— reflecting the high overall return dispersion nature of the market. Overall, our Momentum, Value, and Research themes all detracted from results for the period in the Russell 1000 Value universe. While stock selection was a positive contributor to Fund returns in the Telecommunications and Financial sectors, holdings in Consumer Services, Energy, and Consumer Cyclicals generated disappointing returns versus the benchmark.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM LARGE CAP VALUE FUND

Investment Objective

The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective by investing in a broadly diversified portfolio of large-cap equity securities of U.S. issuers that are selling at low to modest valuations relative to general market measures and that are expected to have favorable prospects for capital appreciation and/or dividend paying ability.

The portfolio employs a disciplined approach that combines fundamental investment research provided by Goldman, Sachs & Co.’s Global Investment Research Department and consensus opinions with quantitative analysis generated by the Asset Management Division’s proprietary model. This quantitative system evaluates each stock using many different criteria, including valuation measures, growth expectations, earnings momentum and risk profile. It also objectively analyzes the impact of current economic conditions on different types of stocks to determine where the emphasis should be placed. The portfolio construction process evaluates stocks based on their overall expected return and their contribution to portfolio risk. The final portfolio is the one that has the highest potential return for the targeted amount of risk.

Portfolio Composition

Top 10 Portfolio Holdings as of December 31, 2000*

Company	Line of Business	Percentage of Net Assets
Exxon Mobil Corp.	Energy Resources	4.6%
Citigroup Inc.	Banks	4.3
SBC Communications Inc	Telephone	2.6
American International Group Inc.	Property Insurance	2.6
Johnson & Johnson	Medical Products	2.4
Verizon Communications	Telephone	2.1
Wells Fargo & Co.	Banks	1.9
Merck & Co. Inc.	Drugs	1.9
BellSouth Corp.	Telephone	1.5
Bank of America Corp.	Banks	1.5

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

Outlook

Looking ahead, we continue to believe that cheaper stocks should outpace more expensive ones, good momentum stocks should do better than poor momentum stocks, lower-risk stocks should perform better than higher risk stocks, as should those favored by research analysts. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Management Team

January 12, 2001
GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM LARGE CAP VALUE FUND
Performance Summary
December 31, 2000

The following graph shows the value as of December 31, 2000, of a $10,000 investment made on April 1, 1999 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmark (the Russell 1000 Value Index) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost.

CORE Large Cap Value Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested April 1, 1999 to December 31, 2000

	Since Inception	One year

Average Annual Total Return through December 31, 2000

CORE Large Cap Value Fund (commenced April 1, 1999)	8.49%	5.86%

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM LARGE CAP VALUE FUND
Statement of Investments
December 31, 2000
Shares	Description	Value

Common Stocks – 102.3%

Airlines – 0.5%
200	AMR Corp.	$ 7,838
200	Delta Air Lines, Inc.	10,037

		17,875

Alcohol – 0.7%
100	Adolph Coors Co. Class B	8,031
200	Anheuser-Busch Cos., Inc.	9,100
100	Brown-Forman Corp. Class B	6,650

		23,781

Apparel – 0.1%
100	Liz Claiborne, Inc.	4,163

Banks – 13.8%%
1,100	Bank of America Corp.	50,462
300	Bank One Corp.	10,987
2,933	Citigroup, Inc.	149,766
400	Comerica, Inc.	23,750
300	Firstar Corp.	6,975
1,100	FleetBoston Financial Corp.	41,319
100	J.P. Morgan & Co., Inc.	16,550
100	Mellon Financial Corp.	4,919
300	PNC Financial Services Group	21,919
200	Popular, Inc.	5,263
100	Silicon Valley Bancshares*	3,456
400	SunTrust Banks, Inc.	25,200
300	The Bank of New York Co., Inc.	16,556
550	The Chase Manhattan Corp.	24,991
300	UnionBanCal Corp.	7,219
1,200	Wells Fargo & Co.	66,825

		476,157

Chemicals – 3.9%%
300	Air Products & Chemicals, Inc.	12,300
200	Cytec Industries, Inc.*	7,987
333	E.I. du Pont de Nemours & Co.	16,088
100	FMC Corp.*	7,169
300	Minnesota Mining & Manufacturing Co.	36,150
400	Praxair, Inc.	17,750
200	Sherwin-Williams Co.	5,263
900	The Dow Chemical Co.	32,962

		135,669

Clothing – 0.6%
100	Abercrombie & Fitch Co.*	2,000
210	Intimate Brands, Inc.	3,150
200	The Limited, Inc.	3,412
300	The Neiman Marcus Group, Inc.*	10,669

		19,231

Computer Hardware – 1.0%
100	3Com Corp.	850
200	Apple Computer, Inc.*	2,975
200	Compaq Computer Corp.	3,010
600	Hewlett-Packard Co.	18,938

Shares	Description	Value

Common Stocks – (continued)

Computer Hardware – (continued)
100	Network Appliance, Inc.*	$ 6,423
100	Tech Data Corp.*	2,705

		34,901

Computer Software – 0.3%
100	NCR Corp.*	4,912
100	Sabre Holdings Corp.	4,313
100	Sybase, Inc.*	1,981

		11,206

Construction – 0.7%
100	Centex Corp.	3,756
200	Lennar Corp.	7,250
200	Pulte Corp.	8,438
100	Quanta Services, Inc.*	3,219

		22,663

Defense/Aerospace – 2.4%
300	Honeywell International, Inc.	14,194
300	Northrop Grumman Corp.	24,900
100	The B.F. Goodrich Co.	3,637
600	The Boeing Co.	39,600

		82,331

Department Stores – 1.4%
100	Kohl’s Corp.*	6,100
1,100	Sears, Roebuck & Co.	38,225
100	Target Corp.	3,225

		47,550

Drugs – 4.4%
200	Allergan, Inc.	19,362
200	Alpharma, Inc.	8,775
100	AmeriSource Health Corp.*	5,050
100	Bristol-Myers Squibb Co.	7,394
200	Cardinal Health, Inc.	19,925
100	Chiron Corp.*	4,450
100	Forest Laboratories, Inc.*	13,288
200	IVAX Corp.*	7,660
700	Merck & Co., Inc.	65,537

		151,441

Electrical Equipment – 0.7%
100	AVX Corp.	1,638
100	Corning, Inc.	5,281
100	JDS Uniphase Corp.*	4,169
200	KEMET Corp.*	3,025
100	Level 3 Communications, Inc.*	3,281
100	Motorola, Inc.	2,025
250	Vishay Intertechnology, Inc.*	3,781

		23,200

Electrical Utilities – 5.0%
200	Calpine Corp.*	9,013
200	Consolidated Edison, Inc.	7,700

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM LARGE CAP VALUE FUND
Statement of Investments (continued)
December 31, 2000
Shares	Description	Value

Common Stocks – (continued)

Electrical Utilities – (continued)
400	Constellation Energy Group	$ 18,025
74	Dominion Resources, Inc.	4,958
300	Dynegy, Inc.	16,819
500	Energy East Corp.	9,844
900	Entergy Corp.	38,081
225	Exelon Corp.	15,797
200	FPL Group, Inc.	14,350
300	PPL Corp.	13,556
400	Public Service Enterprise	19,450
100	TXU Corp.	4,431

		172,024

Energy Resources – 8.8%
200	Amerada Hess Corp.	14,612
300	Apache Corp.	21,019
400	Chevron Corp.	33,775
1,824	Exxon Mobil Corp.	158,574
500	Kerr-McGee Corp.	33,469
400	Murphy Oil Corp.	24,175
600	Occidental Petroleum Corp.	14,550
100	Phillips Petroleum Co.	5,687

		305,861

Entertainment – 1.4%
1,700	The Walt Disney Co.	49,194

Environmental Services – 0.1%
200	Republic Services, Inc. *	3,438

Equity REIT – 1.0%
600	Equity Office Properties Trust	19,575
300	Equity Residential Properties Trust	16,594

		36,169

Financial Services – 3.7%
300	American Express Co.	16,481
300	Comdisco, Inc.	3,431
200	Federal Home Loan Mortgage Corp.	13,775
500	Federal National Mortgage Assoc.	43,375
200	General Electric Co.	9,588
100	Household International, Inc.	5,500
200	Marsh & McLennan Cos., Inc.	23,400
100	Metris Cos., Inc.	2,631
200	Providian Financial Corp.	11,500

		129,681

Food & Beverage – 3.7%
300	ConAgra, Inc.	7,800
900	IBP, Inc.	24,075
900	PepsiCo, Inc.	44,606
600	SYSCO Corp.	18,000
800	The Pepsi Bottling Group, Inc.	31,950

		126,431

Shares	Description	Value

Common Stocks – (continued)

Forest – 1.0%
300	Georgia-Pacific Group	$ 9,337
300	Kimberly-Clark Corp.	21,207
100	Westvaco Corp.	2,919

		33,463

Gas Utilities – 0.2%
200	KeySpan Corp.	8,475

Grocery – 0.2%
100	Safeway, Inc.*	6,250

Heavy Electrical – 1.0%
300	Emerson Electric Co.	23,644
300	Molex, Inc.	10,650

		34,294

Home Products – 2.6%
100	Alberto-Culver Co. Class B	4,281
400	Avon Products, Inc.	19,150
100	Colgate-Palmolive Co.	6,455
900	Ralston Purina Group	23,513
100	The Estee Lauder Cos., Inc.	4,381
400	The Procter & Gamble Co.	31,375

		89,155

Industrial Parts – 2.0%
100	American Standard Cos., Inc.*	4,931
200	Ingersoll-Rand Co.	8,375
100	ITT Industries, Inc.	3,875
100	Parker-Hannifin Corp.	4,413
100	Textron, Inc.	4,650
87	Tyco International Ltd.	4,829
500	United Technologies Corp.	39,312

		70,385

Industrial Services – 0.5%
100	Avis Rent A Car, Inc. *	3,256
100	Hertz Corp.	3,413
400	Robert Half International, Inc. *	10,600

		17,269

Information Services – 1.4%
100	DST Systems, Inc. *	6,700
100	Electronic Data Systems Corp.	5,775
400	First Data Corp.	21,075
200	SunGard Data Systems, Inc. *	9,425
200	TeleTech Holdings, Inc. *	3,675
100	West TeleServices Corp. *	2,813

		49,463

Internet – 0.1%
100	Critical Path, Inc. *	3,075
100	Internet Capital Group, Inc. *	328

		3,403

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM LARGE CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)

Leisure – 0.8%
500	Brunswick Corp.	$ 8,219
500	Eastman Kodak Co.	19,687

		27,906

Life Insurance – 3.0%
300	American General Corp.	24,450
300	Cigna Corp.	39,690
300	The MONY Group, Inc.	14,831
400	UnitedHealth Group, Inc. *	24,550

		103,521

Media – 1.2%
200	Cox Communications, Inc. *	9,312
100	Fox Entertainment Group, Inc. *	1,788
100	General Motors Corp. Class H *	2,300
800	Infinity Broadcasting Corp. *	22,350
100	Time Warner, Inc.	5,224
100	USA Networks, Inc. *	1,944

		42,918

Medical Products – 3.5%
500	Abbott Laboratories	24,219
100	Baxter International, Inc.	8,831
100	DENTSPLY International, Inc.	3,912
800	Johnson & Johnson	84,050

		121,012

Medical Providers – 0.7%
200	HCA-The Healthcare Corp.	8,802
100	PacifiCare Health Systems, Inc. *	1,500
100	Quest Diagnostics, Inc. *	14,200

		24,502

Mining – 0.6%
300	Alcan Aluminium Ltd.	10,256
312	Alcoa, Inc.	10,452

		20,708

Motor Vehicle – 2.1%
409	Delphi Automotive Systems Corp.	4,601
1,223	Ford Motor Co.	28,664
700	General Motors Corp.	35,656
100	Johnson Controls, Inc.	5,200

		74,121

Oil Refining – 1.6%
792	Conoco, Inc. Class B	22,918
300	Texaco, Inc.	18,638
500	USX-Marathon Group	13,875

		55,431

Oil Services – 0.1%
100	Noble Drilling Corp.*	4,344

Shares	Description	Value

Common Stocks – (continued)

Property Insurance – 6.6%
800	Allstate Corp.	$ 34,850
900	American International Group, Inc.	88,706
300	Loews Corp.	31,069
300	MGIC Investment Corp.	20,231
200	Old Republic International Corp.	6,400
300	The Hartford Financial Services Group, Inc.	21,188
300	The PMI Group, Inc.	20,306
100	The St. Paul Cos., Inc.	5,431

		228,181

Publishing – 1.1%
200	Dow Jones & Co., Inc.	11,325
100	Harcourt General, Inc.	5,720
100	Knight-Ridder, Inc.	5,688
400	The New York Times Co.	16,025

		38,758

Railroads – 0.9%
600	Burlington Northern Santa Fe Corp.	16,987
500	Canadian National Railway Co.	14,844

		31,831

Restaurants – 0.9%
300	Brinker International, Inc.*	12,675
300	Darden Restaurants, Inc.	6,863
200	Tricon Global Restaurants, Inc.*	6,600
200	Wendy’s International, Inc.	5,250

		31,388

Security/Asset Management – 3.7%
400	A.G. Edwards, Inc.	18,975
500	Lehman Brothers Holdings, Inc.	33,812
400	Merrill Lynch & Co., Inc.	27,275
600	Morgan Stanley Dean Witter & Co.	47,550

		127,612

Semiconductors – 0.3%
200	Advanced Micro Devices, Inc.*	2,763
100	Arrow Electronics, Inc.*	2,862
200	National Semiconductor Corp.*	4,025

		9,650

Specialty Retail – 0.4%
200	Tiffany & Co.	6,325
200	Zale Corp.*	5,813

		12,138

Telephone – 9.2%
2,335	AT&T Corp.	40,425
800	AT&T Corp.-Liberty Media Corp.*	10,850
1,000	BCE, Inc.	28,937
1,300	BellSouth Corp.	53,219
200	Qwest Communications International, Inc.*	8,200

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM LARGE CAP VALUE FUND
Statement of Investments (continued)
December 31, 2000
Shares	Description	Value

Common Stocks – (continued)

Telephone – (continued)
1,921	SBC Communications, Inc.	$ 91,728
200	Sprint Corp.	4,062
1,454	Verizon Communications	72,882
350	WorldCom, Inc.	4,900
100	XO Communications, Inc.*	1,781

		316,984

Thrifts – 1.1%
400	Golden West Financial Corp.	27,000
200	Washington Mutual, Inc.	10,613

		37,613

Tobacco – 1.3%
700	Philip Morris Cos., Inc.	30,800
300	R.J. Reynolds Tobacco Holdings, Inc.	14,625

		45,425

Wireless – 0.0%
100	AT&T Wireless Group*	1,731

TOTAL COMMON STOCKS
(Cost $3,285,056)		$ 3,540,897

TOTAL INVESTMENTS
(Cost $3,285,056)		$ 3,540,897

*	Non-income producing security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM SMALL CAP EQUITY FUND
Shareholder Letter

Dear Shareholders,

We are pleased to report on the performance of the Goldman Sachs Variable Insurance Trust CORE SM Small Cap Equity Fund (the “Fund”). This annual report covers the one year period ended December 31, 2000.

Market Review

After generating very strong returns for a number of years, the equity markets reversed course in 2000. The correction began in March, as continued strong economic growth, inflationary pressures and rising interest rates unnerved investors. While other types of stocks were dragged down, high valuation technology issues, and many Internet stocks in particular, experienced the brunt of the fall.

The equity markets rebounded for a brief period during the summer. Investors were hopeful that signs of moderating economic growth would result in an end to interest rate hikes by the Federal Reserve Board. However, market sentiment shifted yet again, as uncertainty arose regarding the state of corporate profits in the face of an economic slowdown, and uncertainty over the presidential election. All told, by the end of the year, the technology-laden NASDAQ was down 54% from its peak and 39.3% for the year—its worst performance since it was created in 1971. The S&P 500 Index fell 9.10%, its poorest showing since 1977.

Market leadership changed several times during the reporting period, as investors struggled to keep their heads, and portfolios, above water. By the end of 2000, value stocks had generated strong results, after years of underperforming their growth stock counterparts. In fact, 2000 was the worst year for absolute returns of the Russell 1000 Growth Index (-22.4%) and Russell 2000 Growth Index (-3.03%). In contrast, the Russell 1000 Value Index and Russell 2000 Value Index returned 7.01% and 22.81%, respectively. The disparity of returns was largely due to the higher percentage of technology stocks in the growth indices.

Performance Review

Over the one year period ended December 31, 2000, the Fund generated a 1.75% cumulative total return. Over the same time period the Fund’s benchmark, the Russell 2000 Index (with dividends reinvested) generated a -3.03% cumulative total return.

Over the reporting period, the returns of our various investment themes were erratic. In fact, virtually every theme experienced one of its best months since inception, as well as at least one of its worst months ever. In addition, some months saw extremely positive returns for one variable and extremely negative for another—reflecting the high overall return dispersion nature of the market. Overall, our Momentum and Value themes contributed positively to performance during the year, while our Research theme detracted from results in the small-cap universe. From a sector standpoint, Healthcare, Technology, Financial, and Consumer Cyclical stock picks enhanced results, while Industrial and Telecommunications holdings generated disappointing returns versus the benchmark.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM SMALL CAP EQUITY FUND
Shareholder Letter (continued)

Investment Objective

The Fund seeks long-term capital growth. The Fund seeks this objective by investing in a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2000 Index at the time of investment.

The portfolio employs a disciplined approach that combines fundamental investment research provided by Goldman, Sachs & Co.’s Global Investment Research Department and consensus opinions with quantitative analysis generated by the Asset Management Division’s proprietary model. This quantitative system evaluates each stock using many different criteria, including valuation measures, growth expectations, earnings momentum and risk profile. It also objectively analyzes the impact of current economic conditions on different types of stocks to determine where the emphasis should be placed. The portfolio construction process evaluates stocks based on their overall expected return and their contribution to portfolio risk. The final portfolio is the one that has the highest potential return for the targeted amount of risk.

Portfolio Composition

Top 10 Portfolio Holdings as of December 31, 2000*

Company	Line of Business	Percentage of Net Assets
Downey Financial Corp.	Thrifts	1.1%
RGS Energy Group	Electrical Utilities	0.9
Astoria Financial Corp.	Thrifts	0.8
Amli Residential Properties Trust	Equity REIT	0.8
Public Service Co. of New Mexico	Electrical Utilities	0.7
Peoples Energy Corp.	Gas Utilities	0.7
Health Net, Inc.	Medical Providers	0.7
Oneok Inc.	Gas Utilities	0.6
Bank United Corp.	Thrifts	0.6
Cullen/Frost Bankers, Inc.	Banks	0.6

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

Outlook

Looking ahead, we continue to believe that cheaper stocks should outpace more expensive ones, good momentum stocks should do better than poor momentum stocks, lower risk stocks should perform better than higher risk stocks, as should those favored by research analysts. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Management Team

January 12, 2001
GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM SMALL CAP EQUITY FUND
Performance Summary
December 31, 2000

The following graph shows the value as of December 31, 2000, of a $10,000 investment made February 13, 1998 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmark (Russell 2000 Index) is shown. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost.

CORE Small Cap Equity Fund’s Lifetime Performance

Growth of a $10,000 investment, Distributions Reinvested February 13, 1998 to December 31, 2000

	Since Inception	One year

Average Annual Total Return through December 31, 2000

CORE Small Cap Equity Fund (commenced February 13, 1998)	2.86%	1.75%

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM SMALL CAP EQUITY FUND
Statement of Investments
December 31, 2000
Shares	Description	Value

Common Stocks – 95.0%

Airlines – 1.1%
5,500	America West Holdings Corp. Class B*	$ 70,469
4,900	Atlas Air, Inc.*	159,862
6,400	Frontier Airlines, Inc.*	198,000

		428,331

Alcohol – 0.3%
1,900	The Robert Mondavi Corp.*	102,838

Apparel – 0.3%
4,100	Phillips-Van Heusen Corp.	53,300
4,300	Skechers U.S.A., Inc.*	66,650

		119,950

Banks – 3.8%
2,000	Capital City Bank Group, Inc.	49,625
3,500	Corus Bankshares, Inc.	173,195
6,000	Cullen/Frost Bankers, Inc.	250,875
2,900	East West Bancorp, Inc.	72,319
1,300	First Citizens BancShares, Inc.	104,975
3,300	GBC Bancorp	126,637
1,100	Hancock Holding Co.	42,075
8,900	Imperial Bancorp	233,625
800	Investors Financial Services Corp.	68,800
1,600	Net.B@nk, Inc. *	10,500
4,100	OceanFirst Financial Corp.	100,963
2,600	Pacific Capital Bancorp	73,125
4,900	Silicon Valley Bancshares *	169,356
1,800	UMB Financial Corp.	67,275

		1,543,345

Chemicals – 2.9%
9,100	Albemarle Corp.	225,225
2,700	Aptargroup, Inc.	79,313
6,400	Arch Chemicals, Inc.	113,600
2,400	ATMI, Inc.*	46,800
2,600	Brady Corp.	87,913
2,900	Cytec Industries, Inc.*	115,819
7,300	Millennium Chemicals, Inc.	132,312
2,300	OM Group, Inc.	125,637
5,700	The Lubrizol Corp.	146,775
2,400	The Valspar Corp.	77,232
11,200	W.R. Grace & Co.*	35,700

		1,186,326

Clothing – 1.3%
1,300	Abercrombie & Fitch Co.*	26,000
1,900	AnnTaylor Stores Corp.*	47,381
3,800	Hot Topic, Inc.*	62,463
6,500	Stein Mart, Inc.*	75,562
5,600	The Neiman Marcus Group, Inc.*	199,150
8,000	Venator Group, Inc.*	124,000

		534,556

Computer Hardware – 2.2%
4,000	Advanced Digital Information Corp.*	92,000
1,200	Black Box Corp.*	57,975

Shares	Description	Value

Common Stocks – (continued)

Computer Hardware – (continued)
1,000	Cylink Corp.*	$ 2,156
800	Globix Corp.*	2,200
1,600	Identix, Inc.*	12,560
7,400	Imation Corp.*	114,700
4,000	InFocus Corp.*	59,000
4,400	Maxtor Corp.*	24,613
5,500	Mentor Graphics Corp.*	150,906
2,400	Mercury Computer Systems, Inc.*	111,450
1,900	MIPS Technologies, Inc.*	50,706
900	Osicom Technologies, Inc.	14,456
4,100	Quantum Corp.—Hard Disk Drive*	32,800
1,600	RadiSys Corp.*	41,400
700	SCM Microsystems, Inc.*	23,100
1,400	Secure Computing Corp.*	13,825
500	Sun Microsystems, Inc.*	13,938
2,100	Zebra Technologies Corp.*	85,673

		903,458

Computer Software – 4.4%
2,500	Actuate Corp.*	47,812
1,100	Adept Technology, Inc.*	15,950
1,400	Advent Software, Inc.*	56,087
1,000	Allaire Corp.*	5,031
1,500	Aspen Technology, Inc.*	49,875
8,800	Avant! Corp.*	161,150
3,653	Avocent Corp.*	98,631
300	Bluestone Software, Inc.*	4,538
3,100	CACI International, Inc.*	71,348
1,900	Cerner Corp.*	87,875
700	Click2learn.com, Inc.*	6,825
700	Convera Corp.*	12,425
1,800	Documentum, Inc.*	89,437
1,600	Exchange Applications, Inc.*	1,950
3,200	FileNET Corp.*	87,200
1,900	HNC Software, Inc.	56,406
3,300	IMR Global Corp.*	17,738
2,200	Informatica Corp.*	87,037
1,100	Information Architects Corp.*	1,994
2,500	Intergraph Corp.*	15,000
3,000	JDA Software Group, Inc.*	39,188
300	Manhattan Associates, Inc.*	12,788
1,400	Manugistics Group, Inc.*	79,800
2,000	NetIQ Corp.*	174,750
1,500	NetZero, Inc.*	1,313
2,200	New Era of Networks, Inc.*	12,925
3,500	Predictive Systems, Inc.*	25,047
2,400	Progress Software Corp.*	34,650
2,800	Puma Technology, Inc.*	11,638
3,200	Radiant Systems, Inc.*	65,600
2,161	Retek, Inc.*	52,674
1,300	SERENA Software, Inc.*	44,505
750	Symantec Corp.*	25,031
3,600	THQ, Inc.*	87,750
3,600	Unigraphics Solutions, Inc.*	58,725
1,500	Verity, Inc.*	36,094
600	WatchGuard Technologies, Inc.*	18,975

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Computer Software – (continued)
1,500	WebTrends Corp.*	$ 43,406
400	ZixIt Corp.*	3,500

		1,802,668

Construction – 3.8%
5,400	Centex Corp.	202,837
2,943	D.R. Horton, Inc.	71,920
2,800	Del Webb Corp.*	81,900
5,700	EMCOR Group, Inc.*	145,350
2,800	Foster Wheeler Corp.	14,700
2,700	Kaufman & Broad Home Corp.	90,956
5,900	Lennar Corp.	213,875
2,000	LNR Property Corp.	44,000
4,500	M.D.C. Holdings, Inc.	148,275
2,200	NCI Building Systems, Inc.*	41,388
1,900	NVR, Inc.*	234,840
2,400	Pulte Corp.	101,250
2,400	Standard Pacific Corp.	56,100
2,700	The Ryland Group, Inc.	110,025

		1,557,416

Consumer Durables – 1.1%
4,900	Interface, Inc.	42,569
2,300	Salton, Inc.	47,581
6,300	Springs Industries, Inc.	204,356
4,600	The Toro Co.	168,763

		463,269

Defense/Aerospace – 1.3%
3,500	Kaman Corp.	59,062
2,500	Moog, Inc.*	72,500
5,100	Precision Castparts Corp.	214,519
5,000	Stewart & Stevenson Services, Inc.	113,516
2,400	Teledyne Technologies, Inc.*	56,700

		516,297

Drugs – 6.6%
1,200	Albany Molecular Research, Inc.*	73,950
2,400	Allscripts, Inc.*	22,425
4,100	Alpharma, Inc.	179,887
4,900	AmeriSource Health Corp.*	247,450
2,300	Aurora Biosciences Corp.*	72,306
9,700	Bergen Brunswig Corp.	153,551
4,533	Bindley Western Industries, Inc.	188,403
6,900	Cell Genesys, Inc.*	157,406
1,800	CuraGen Corp.*	49,162
1	Elan Corp. PLC ADR*	47
700	Enzo Biochem, Inc.*	17,413
1,400	Enzon, Inc.*	86,887
1,900	Genome Therapeutics Corp.*	13,241
3,700	Herbalife International, Inc.	28,213
3,500	IDEXX Laboratories, Inc.*	77,000
1,800	ILEX Oncology, Inc.*	47,363
1,700	ImmunoGen, Inc.*	36,444
1,500	Intermune Pharmaceuticals, Inc.*	66,937
1,200	Invitrogen Corp.*	103,650

Shares	Description	Value

Common Stocks – (continued)

Drugs – (continued)
400	Luminex Corp.*	$ 10,425
3,100	Maxim Pharmaceuticals, Inc.*	19,763
3,200	Medicis Pharmaceutical Corp.*	189,200
1,100	Myriad Genetics, Inc.*	91,025
5,300	NBTY, Inc.*	25,175
1,200	Neose Technologies, Inc.*	39,600
2,000	Noven Pharmaceuticals, Inc.*	74,750
7,500	Perrigo Co.*	62,109
3,600	Pharmacopeia, Inc.*	78,525
2,600	PRAECIS Pharmaceuticals, Inc.*	76,050
2,372	Priority Healthcare Corp. Class B*	96,807
1,900	SuperGen, Inc.*	26,363
3,000	Syncor International Corp.*	109,125
2,800	Tularik, Inc.*	82,425
3,300	Vical , Inc.*	61,050

		2,664,127

Electrical Equipment – 4.7%
3,200	Aeroflex, Inc.*	92,250
1,400	Anaren Microwave, Inc.*	94,062
10,700	Anixter International, Inc.*	231,387
1,300	Artesyn Technologies, Inc.*	20,638
3,400	Benchmark Electronics, Inc.*	76,712
1,800	Checkpoint Systems, Inc.*	13,388
4,300	Coherent, Inc.*	139,750
2,700	CyberOptics Corp.	45,731
1,800	DSP Group, Inc.*	37,884
2,400	FEI Co.*	54,600
6,700	Glenayre Technologies, Inc.*	23,659
4,400	II-VI, Inc.*	66,825
2,600	InterDigital Communications Corp.*	14,056
400	Keithley Instruments, Inc.	17,225
3,200	Kent Electronics Corp.*	52,800
2,900	Littelfuse, Inc.*	83,012
2,200	LTX Corp.*	28,497
800	Molecular Devices Corp.*	54,750
1,800	Nanometrics, Inc.*	24,863
2,300	Natural MicroSystems Corp.*	22,713
1,300	Netro Corp.*	9,019
1,600	Network Equipment Technologies, Inc.*	10,300
900	PC-Tel, Inc.*	9,675
1,700	Photon Dynamics, Inc.*	38,250
7,100	Pioneer-Standard Electronics, Inc.	78,100
2,600	Plexus Corp.*	79,016
2,800	Primex Technologies, Inc.	89,250
3,100	Robotic Vision Systems, Inc.*	8,525
1,500	Rogers Corp.*	61,594
5,400	Sensormatic Electronics Corp.*	108,337
1,400	Technitrol, Inc.	57,575
1,400	Three-Five Systems, Inc.	25,200
1,700	Tollgrade Communications, Inc.*	62,050
1,200	Trimble Navigation Ltd.*	28,800
1,500	Vicor Corp.*	45,563
5,400	World Access, Inc.*	12,994

		1,919,050

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM SMALL CAP EQUITY FUND
Statement of Investments (continued)
December 31, 2000

Shares	Description	Value

Common Stocks – (continued)

Electrical Utilities – 2.4%
5,200	El Paso Electric Co.*	$ 68,640
10,900	Public Service Co. of New Mexico	292,256
11,600	RGS Energy Group, Inc.	376,275
5,000	UIL Holdings Corp.	248,750

		985,921

Energy Resources – 2.1%
2,800	Basin Exploration, Inc.*	71,400
5,900	Cross Timbers Oil Co.	163,725
2,300	Mitchell Energy & Development Corp.	140,875
5,400	Patina Oil & Gas Corp.	129,600
1,500	Prima Energy Corp.*	52,500
4,300	Tom Brown, Inc.*	141,362
6,600	Vintage Petroleum, Inc.	141,900

		841,362

Entertainment – 0.1%
7,000	Handleman Co.*	52,500

Equity REIT – 5.4%
3,100	Alexandria Real Estate Equities, Inc.	115,281
12,900	Amli Residential Properties Trust	318,469
5,500	Camden Property Trust	184,250
8,600	CBL & Associates Properties, Inc.	217,687
4,400	Cousins Properties, Inc.	122,925
3,300	EastGroup Properties, Inc.	73,837
4,100	First Industrial Realty Trust, Inc.	139,400
8,100	Healthcare Realty Trust, Inc.	172,125
4,000	Kilroy Realty Corp.	114,250
4,800	Mid-America Apartment Communities, Inc.	108,300
4,100	Prime Group Realty Trust	58,938
6,200	PS Business Parks, Inc.	172,360
5,900	Regency Realty Corp.	139,756
4,800	Shurgard Storage Centers, Inc.	117,300
3,100	Summit Properties, Inc.	80,600
3,000	Tanger Factory Outlet Centers, Inc.	68,438

		2,203,916

Financial Services – 1.7%
4,900	Advanta Corp.	43,181
5,800	AmeriCredit Corp.*	158,050
3,200	Credit Acceptance Corp.*	19,200
7,800	Insignia Financial Group, Inc.*	92,625
4,050	Metris Cos., Inc.	106,566
4,500	National Processing, Inc.*	76,500
800	NextCard, Inc.*	6,400
9,700	Security Capital Group, Inc. Class B*	194,606

		697,128

Food & Beverage – 2.3%
3,600	Agribrands International, Inc.*	192,600
5,100	Corn Products International, Inc.	148,219
4,600	Fleming Cos., Inc.	54,337
2,100	Michael Foods, Inc.	63,262
1,400	Performance Food Group Co.*	71,772
4,300	Pilgrim’s Pride Corp.	33,594

Shares	Description	Value

Common Stocks – (continued)

Food & Beverage – (continued)
3,300	Sensient Technologies Corp.*	$ 75,075
3,100	Smithfield Foods, Inc.*	94,240
4,100	Suiza Foods Corp.*	196,800

		929,899

Forest – 1.2%
1,800	Greif Bros. Corp.	51,300
11,100	Louisiana-Pacific Corp.	112,388
4,400	Pope & Talbot, Inc.	73,975
6,700	Schweitzer-Mauduit International, Inc.	128,305
4,100	United Stationers, Inc.*	98,400

		464,368

Gas Utilities – 2.1%
4,000	Cascade Natural Gas Corp.	75,250
4,400	Northwest Natural Gas Co.	116,600
5,400	Oneok, Inc.	259,875
6,300	Peoples Energy Corp.	281,925
3,200	South Jersey Industries, Inc.	95,200
1,200	WGL Holdings, Inc.	36,525

		865,375

Grocery – 0.3%
3,500	The Great Atlantic & Pacific Tea Co., Inc.	24,500
1,700	Whole Foods Market, Inc.*	103,913

		128,413

Heavy Electrical – 1.0%
3,700	A.O. Smith Corp.	63,131
2,000	C&D Technologies, Inc.	86,375
5,400	Cable Design Technologies Corp.*	90,788
3,900	Cummins Engine Co., Inc.	147,956
3,000	International FiberCom, Inc.*	14,813

		403,063

Heavy Machinery – 0.7%
7,000	JLG Industries, Inc.	74,375
4,400	Terex Corp.*	71,225
4,800	Trinity Industries, Inc.	120,000

		265,600

Home Products – 0.5%
4,300	Alberto-Culver Co. Class B	184,094
3,800	Zomax, Inc.*	17,337

		201,431

Hotels – 1.1%
1,600	Anchor Gaming*	62,400
3,400	Argosy Gaming Co.*	65,238
7,600	Aztar Corp.*	98,325
3,500	GTECH Holdings Corp.*	71,969
6,600	MeriStar Hospitality Corp.	129,937

		427,869

Industrial Parts – 2.9%
6,200	Hughes Supply, Inc.	111,228

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Industrial Parts – (continued)
5,800	Applied Industrial Technologies, Inc.	$ 119,262
2,800	Briggs & Stratton Corp.	124,250
1,800	Brooks Automation, Inc.*	50,513
3,900	CompX International, Inc.	34,856
1,600	Cymer, Inc.*	41,175
5,200	ESCO Technologies, Inc.*	107,575
6,300	Lennox International, Inc.	48,825
5,400	Mattson Technology, Inc.*	55,688
5,000	Nordson Corp.	127,500
800	SPS Technologies, Inc.*	43,850
1,300	Tecumseh Products Co.	54,519
800	The Shaw Group, Inc.*	40,000
6,100	The Timken Co.	92,262
2,600	Watts Industries, Inc.	36,075
3,100	York International Corp.	95,131

		1,182,709

Industrial Services – 1.7%
1,700	Avis Rent A Car, Inc.*	55,356
5,300	Dollar Thrifty Automotive Group, Inc.*	99,375
800	Frontline Capital Group*	10,638
2,900	Heidrick & Struggles International, Inc.*	121,981
1,300	Learning Tree International, Inc.*	64,350
2,800	Midas, Inc.	33,425
5,900	Rent-A-Center, Inc.*	203,550
3,400	Rent-Way, Inc.*	15,088
4,700	Rollins Truck Leasing Corp.	37,600
3,000	United Rentals, Inc.*	40,312

		681,675

Information Services – 3.3%
3,700	ACNielson Corp.*	134,125
4,400	ADVO, Inc.*	195,250
900	Analysts International Corp.	3,431
2,850	BARRA, Inc.*	134,306
1,500	Cognizant Technology Solutions Corp.*	54,469
1,200	Cyber-Care, Inc.*	2,550
2,700	Data Broadcasting Corp.*	9,450
2,400	DiamondCluster International, Inc.*	73,200
1,200	Digital Insight Corp.*	21,675
2,600	F.Y.I., Inc.*	95,875
3,200	Fair Isaac & Co., Inc.	163,200
1,500	Forrester Research, Inc.*	75,094
1,100	HotJobs.com, Ltd.*	12,581
1,500	Interliant, Inc.*	4,781
1,000	Keynote Systems, Inc.*	14,188
600	Metricom, Inc.*	6,038
300	MP3.com, Inc.*	1,078
1,100	Multex.com, Inc.*	14,575
1,600	Nanogen, Inc.*	14,400
3,000	National Data Corp.	109,875
500	Netcentives, Inc.*	1,906
3,550	Pegasus Systems, Inc.*	24,628

Shares	Description	Value

Common Stocks – (continued)

Information Services – (continued)
1,600	Pharmaceutical Product Development, Inc.*	$ 79,500
1,200	PurchasePro.com, Inc.*	21,000
4,000	Sylvan Learning Systems, Inc.*	59,250
5,800	Technology Solutions Co.	12,325
700	The TriZetto Group, Inc.*	11,681

		1,350,431

Internet – 1.3%
700	About.com, Inc.*	18,856
1,300	Ask Jeeves, Inc.*	3,169
1,500	Be Free, Inc.*	3,281
1,900	Broadbase Software, Inc.*	11,875
1,200	Clarent Corp.*	13,575
1,400	Digital Courier Technologies, Inc.*	591
2,500	Digital Island*	10,156
100	Digital River, Inc.*	238
500	Digitas, Inc.*	2,531
700	F5 Networks, Inc.*	6,650
1,200	GlobalNet Financial.com, Inc.*	1,800
1,500	GoTo.com, Inc.*	10,969
1,500	High Speed Access Corp.*	1,594
400	Hotel Reservations Network, Inc.*	11,350
700	iBasis, Inc.*	2,887
1,200	IDT Corp.*	24,450
400	Interactive Intelligence, Inc.*	9,650
1,300	Internet Pictures Corp.*	1,259
500	internet.com Corp.*	2,969
3,400	Intertrust Technologies Corp.*	11,475
1,600	Interwoven, Inc.*	105,500
800	IntraNet Solutions, Inc.*	40,800
1,600	iXl Enterprises, Inc.*	1,600
1,300	Jupiter Media Metrix, Inc.*	12,106
1,800	LookSmart, Ltd.*	4,387
1,100	Mail.com, Inc.*	791
300	MatrixOne, Inc.*	5,456
1,200	MyPoints.com, Inc.*	1,425
1,000	NBC Internet, Inc.*	3,500
1,250	Netegrity, Inc.*	67,969
700	Niku Corp.*	5,119
300	Nuance Communications, Inc.*	12,937
1,300	Open Market, Inc.*	1,422
1,000	Packeteer, Inc.*	12,375
600	Persistence Software, Inc.*	2,662
1,000	Quintus Corp.*V	1,000
1,400	Rare Medium Group, Inc.*	2,669
700	Razorfish, Inc.*	1,138
2,100	Rhythms NetConnections, Inc.*	2,362
1,200	SonicWall, Inc.*	19,500
900	SportsLine.com, Inc.*	4,781
1,300	StarMedia, Network, Inc.*	2,458
1,000	Travelocity.com, Inc.*	12,125
700	Tumbleweed Communications Corp.*	11,977
1,300	Tut Systems, Inc.*	10,725
900	Universal Access, Inc.*	7,200
1,000	Ventro Corp.*	1,000
700	VIA NET.WORKS, Inc.*	2,669

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM SMALL CAP EQUITY FUND
Statement of Investments (continued)
December 31, 2000

Shares	Description	Value

Common Stocks – (continued)

Internet – (continued)
1,800	Viant Corp.*	$ 7,144

		514,122

Leisure – 0.9%
3,400	Concord Camera Corp.*	56,100
3,700	Dover Downs Entertainment, Inc.	41,394
2,800	Harman International Industries, Inc.	102,200
3,600	JAKKS Pacific, Inc.*	32,850
4,700	Oakley, Inc.*	63,450
2,900	SCP Pool Corp.*	87,181

		383,175

Life Insurance – 0.3%
1,200	National Western Life Insurance Co.*	123,675

Media – 1.2%
4,900	Citadel Communications Corp.*	58,800
6,300	Insight Communications, Inc.*	148,050
3,900	Media General, Inc.	141,960
3,700	The Liberty Corp.	150,544

		499,354

Medical Products – 3.3%
4,000	Arrow International, Inc.	150,687
4,600	Bacou USA, Inc.*	119,600
3,400	Diagnostic Products Corp.	185,725
5,900	Henry Schein, Inc.	204,287
2,100	INAMED Corp.*	42,919
8,600	Owens & Minor, Inc.	152,650
3,200	PolyMedica Corp.*	106,800
4,100	Respironics, Inc.*	116,850
2,500	The Cooper Cos., Inc.	99,688
1,400	Varian Medical Systems, Inc.*	95,113
2,100	Zoll Medical Corp.*	73,631

		1,347,950

Medical Providers – 3.4%
1,100	Accredo Health, Inc*	55,206
4,100	AmeriPath, Inc.*	102,500
5,100	Apria Healthcare Group, Inc.*	151,725
4,100	DaVita, Inc.*	70,213
10,200	Health Net, Inc.*	267,112
1,200	Laboratory Corp. of America Holdings	211,200
10,200	Omnicare, Inc.	220,575
2,400	Province Healthcare Co.*	94,500
5,700	Triad Hospitals, Inc.*	185,606

		1,358,637

Mining – 2.3%
7,800	AK Steel Holding Corp.	68,250
4,100	Ball Corp.	188,856
5,700	Centex Construction Products, Inc.	155,681
4,700	Commercial Metals Co.	104,575
3,400	Mueller Industries, Inc.*	91,163
3,900	Quanex Corp.	78,488
3,500	Reliance Steel & Aluminum Corp.	86,625

Shares	Description	Value

Common Stocks – (continued)

Mining – (continued)
5,700	RTI International Metals, Inc.*	$ 81,581
2,000	Texas Industries, Inc.	60,000
6,000	USEC, Inc.	25,875

		941,094

Motor Vehicle – 1.1%
2,704	Dura Automotive Systems, Inc.*	14,196
6,800	Lear Corp.*	168,725
2,100	Oshkosh Truck Corp.	92,400
3,100	Superior Industries International, Inc.	97,844
2,400	Tower Automotive, Inc.*	21,600
3,200	Winnebago Industries, Inc.	56,200

		450,965

Oil Refining – 0.5%
3,800	Tesoro Petroleum Corp.*	44,175
4,800	Western Gas Resources, Inc.	161,700

		205,875

Oil Services – 1.1%
2,300	Atwood Oceanics, Inc.*	100,763
6,000	Parker Drilling Co.*	30,375
2,900	Patterson Energy, Inc.*	108,025
5,500	Seitel, Inc.*	101,406
2,800	UTI Energy Corp.*	92,050

		432,619

Property Insurance – 2.3%
5,600	Fidelity National Financial, Inc.	206,850
3,900	First American Financial Corp.	128,213
5,500	LandAmerica Financial Group, Inc.	222,406
1,400	PMA Capital Corp.	24,150
1,900	RLI Corp.	84,906
5,600	The Commerce Group, Inc.	152,208
3,500	The Midland Co.	97,125

		915,858

Publishing – 1.5%
2,000	Banta Corp.	50,840
2,100	Information Holdings, Inc.*	49,219
1,500	Martha Stewart Living Omnimedia, Inc.*	30,094
4,200	Paxar Corp.*	42,788
2,500	Penton Media, Inc.	67,187
3,300	Pulitzer, Inc.	154,605
3,200	The McClatchy Co.	136,400
4,700	The Standard Register Co.	66,975

		598,108

Restaurants – 1.0%
5,200	CBRL Group, Inc.	94,575
1,900	CEC Entertainment, Inc.*	64,837
4,400	Landry’s Seafood Restaurants, Inc.	43,725
5,100	RARE Hospitality International, Inc.*	113,794
5,200	Ruby Tuesday, Inc.	79,300

		396,231

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Security/Asset Management – 2.4%
3,000	Affiliated Managers Group, Inc.*	$ 164,625
4,000	BlackRock, Inc.*	168,000
900	Donaldson, Lufkin & Jenrette, Inc.- DLJdirect	3,375
600	eSPEED, Inc.*	9,412
5,700	Jefferies Group, Inc.	178,125
4,200	Raymond James Financial, Inc.	146,475
1,961	Southwest Securities Group, Inc.	50,741
4,200	The John Nuveen Co.	241,500

		962,253

Semiconductors – 2.4%
2,400	Actel Corp.*	58,050
3,000	Alliance Semiconductor Corp.*	33,938
2,000	ANADIGICS, Inc.*	32,750
3,100	Asyst Technologies, Inc.*	41,656
4,200	Cirrus Logic, Inc.*	78,750
1,600	Elantec Semiconductor, Inc.*	44,400
2,400	Electro Scientific Industries, Inc.*	67,200
6,500	ESS Technology, Inc.*	33,313
2,800	Exar Corp.*	86,756
2,000	General Semiconductor, Inc.*	12,500
3,000	Integrated Silicon Solution, Inc.*	43,125
4,900	Kulicke & Soffa Industries, Inc.*	55,125
4,400	Rainbow Technologies, Inc.*	69,575
3,050	REMEC, Inc.*	29,356
5,900	Silicon Valley Group, Inc.*	169,625
4,100	Standard Microsystems Corp.*	83,025
1,300	Varian Semiconductor Equipment Associates	30,875

		970,019

Specialty Retail – 2.2%
3,100	Bandag, Inc.	125,744
3,100	Barnes & Noble, Inc.*	82,150
7,100	Borders Group, Inc.*	82,981
3,300	Caremark Rx, Inc.*	44,756
1,700	Coldwater Creek, Inc.*	52,806
2,300	eToys, Inc.*	431
4,300	Genesco, Inc.*	105,081
1,600	Hollywood Entertainment Corp.*	1,700
2,600	Insight Enterprises, Inc.*	46,637
4,100	InterTAN, Inc.*	47,662
3,500	Michaels Stores, Inc.*	92,750
5,600	OfficeMax, Inc.*	16,100
5,500	Spiegel, Inc.	23,719
1,300	Stamps.com, Inc.*	3,616
3,700	Systemax, Inc.*	4,625
1,800	Ultimate Electronics, Inc.*	39,488
1,900	ValueVision International, Inc.*	23,988
3,500	Zale Corp.*	101,719

		895,953

Telephone – 0.8%
2,300	Commonwealth Telephone Enterprises, Inc.*	80,500
2,300	e.spire Communications, Inc.*	1,150
2,100	Electric Lightwave, Inc.*	6,956
4,700	Illuminet Holdings, Inc.*	107,806

Shares	Description	Value

Common Stocks – (continued)

Telephone – (continued)
3,900	ITC∧DeltaCom, Inc.*	$ 21,024
800	Net2Phone, Inc.*	5,900
3,200	NTELOS, Inc.*	56,400
3,700	Pac-West Telecomm, Inc.*	12,719
2,300	TALK.com, Inc.*	3,306
2,700	U.S. LEC Corp.	12,994

		308,755

Thrifts – 3.0%
5,900	Astoria Financial Corp.	320,443
3,700	Bank United Corp.	252,294
3,600	Bay View Capital Corp.	22,500
5,300	Capitol Federal Financial	88,775
8,200	Downey Financial Corp.	451,000
4,600	Staten Island Bancorp, Inc.	98,325

		1,233,337

Tobacco – 0.3%
3,800	Universal Corp.	133,000

Truck Freight – 0.9%
3,400	Overseas Shipholding Group	77,987
3,400	Roadway Express, Inc.	72,038
3,000	USFreightways Corp.	90,234
6,300	Yellow Corp.*	128,264

		368,523

Wireless – 0.2%
4,300	Audiovox Corp.*	38,700
2,100	Leap Wireless International, Inc.*	52,500

		91,200

TOTAL COMMON STOCKS
(Cost $37,849,340)		$38,553,994

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 3.0%

Joint Repurchase Agreement Account ∧
$1,200,000	6.48%	01/02/2001	$ 1,200,000

TOTAL REPURCHASE AGREEMENT
(Cost $1,200,000)			$ 1,200,000

TOTAL INVESTMENTS
(Cost $39,049,340)			$39,753,994

*	Non-income producing security.
∧	Joint repurchase agreement was entered into on December 29, 2000.
V	Fair valued security as of December 31, 2000.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:

ADR—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND
Shareholder Letter

Dear Shareholders:

We are pleased to report on the performance of the Goldman Sachs Variable Insurance Trust Capital Growth Fund (the “Fund”). This annual report covers the one year period ended December 31, 2000.

Market Review

The U.S. market experienced significant volatility during the reporting period. The S&P 500 Index moved forward during much of the first quarter, then fell from mid-March through May, only to stage an impressive rebound in June. The tides then turned again, as the markets fell during most of the second half of the year. Investors grew increasingly concerned about the prospects for corporate profits amid an economic slowdown, and the uncertainty over the presidential election also took its toll. But the biggest investment story of the year centered on technology stocks. After rising an unprecedented 86% in 1999, the technology-heavy NASDAQ posted its worst year ever in 2000. During the year, the NASDAQ fell 39.3%, and was 54% off its March peak.

Performance Review

Over the one year period ended December 31, 2000, the Fund generated a -7.98% cumulative total return. Over the same time period the Fund’s benchmark, the S&P 500 Index (with dividends reinvested) generated a -9.10% cumulative total return.

As these returns indicate, it has been an extremely challenging period in the financial markets. The Fund’s outperformance relative to the benchmark was due to stock selection and sector allocation. In particular, underweight in Technology stocks boosted results, as this sector experienced a prolonged and sharp correction. While the Fund wasn’t immune to the technology free fall, our holdings in the Utility, Financial Services and Consumer Staples Sectors helped to offset some of the damage.

Investment Objective

The Fund seeks long-term capital growth. The Fund seeks this objective by investing in a diversified portfolio of companies that are considered by the investment adviser to have long-term capital appreciation potential.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Portfolio Composition

Top 10 Portfolio Holdings as of December 31, 2000*

Company	Line of Business	Percentage of Net Assets
General Electric Co.	Financial Services	4.4%
SPDR Trust ADR Series 1	Other	4.0
Pfizer Inc.	Drugs	3.1
Exxon Mobil Corp.	Energy Resources	2.9
Cisco Systems Inc.	Computer Hardware	2.8
Microsoft Corporation	Computer Software	2.7
Wal Mart Stores Inc.	Department Stores	2.6
Bristol-Myers Squibb Co.	Drugs	2.6
Citigroup Inc.	Bank	2.4
American International Group, Inc.	Property Insurance	2.0

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

Outlook

While we neither make nor rely on economic forecasts to make investment decisions, we are generally bullish on the U.S. economy. Over the last decade, global communication has increased, due to significant technological advances and a generally peaceful world political environment. We believe that this trend, combined with favorable demographic trends, will benefit U.S. companies over the long term. More fundamentally, though, we continue to focus on the core business characteristics which provide a foundation for long-term growth, such as strength of franchise, quality of management, and free cash flow, along with favorable demographic trends. We believe that the enduring competitive advantage of the companies we own, based on the criteria mentioned above, may even withstand an uncertain market environment.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Equity Management Team

January 12, 2001
GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND
Performance Summary
December 31, 2000

The following graph shows the value as of December 31, 2000, of a $10,000 investment made on April 30, 1998 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmark (the Standard and Poor’s 500 Index (“S&P 500 Index”)) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost.

Capital Growth Fund’s Lifetime Performance

Growth of a $10,000 investment, Distributions Reinvested April 30, 1998 to December 31, 2000

	Since Inception	One Year

Average Annual Total Return through December 31, 2000

Capital Growth Fund (commenced April 30, 1998)	11.14%	-7.98%

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND
Statement of Investments
December 31, 2000
Shares	Description	Value

Common Stocks – 98.2%

Banks – 5.7%
2,500	Bank of America Corp.	$ 114,687
7,833	Citigroup, Inc.	399,973
1,700	State Street Corp.	211,157
1,000	The Bank of New York Co., Inc.	55,188
3,000	Wells Fargo & Co.	167,062

		948,067

Chemicals – 1.8%
2,567	E.I. du Pont de Nemours & Co.	124,018
900	Minnesota Mining & Manufacturing Co.	108,450
1,700	The Dow Chemical Co.	62,263

		294,731

Computer Hardware – 6.5%
12,100	Cisco Systems, Inc.*	462,825
4,100	Dell Computer Corp.*	71,494
4,400	EMC Corp.*	292,600
1,700	Hewlett-Packard Co.	53,656
7,400	Sun Microsystems, Inc.*	206,275

		1,086,850

Computer Software – 6.1%
550	CheckFree Corp.*	23,684
1,800	International Business Machines, Inc.	153,000
10,500	Microsoft Corp.*	455,437
9,200	Oracle Corp.*	267,375
1,700	Sabre Holdings Corp.	73,313
600	VERITAS Software Corp.*	52,500

		1,025,309

Defense/Aerospace – 0.9%
2,400	Honeywell International, Inc.	113,550
600	The Boeing Co.	39,600

		153,150

Department Stores – 2.6%
8,200	Wal-Mart Stores, Inc.	435,625

Drugs – 10.9%
2,500	American Home Products Corp.	158,875
1,700	Amgen, Inc.*	108,694
5,800	Bristol-Myers Squibb Co.	428,837
2,100	Eli Lilly & Co.	195,431
2,600	Merck & Co., Inc.	243,425
11,375	Pfizer, Inc.	523,250
3,100	Schering-Plough Corp.	175,925

		1,834,437

Electrical Equipment – 3.0%
700	American Tower Corp.*	26,513
2,100	Corning, Inc.	110,906
1,474	JDS Uniphase Corp.*	61,448
2,361	Motorola, Inc.	47,810

Shares	Description	Value

Common Stocks – (continued)

Electrical Equipment – (continued)
4,500	Nortel Networks Corp.	$ 144,281
1,280	QUALCOMM, Inc.*	105,200

		496,158

Electrical Utilities – 1.4%
300	Duke Energy Corp.	25,575
3,400	The AES Corp.*	188,275
700	The Southern Co.	23,275

		237,125

Energy Resources – 5.3%
800	Chevron Corp.	67,550
700	Enron Corp.	58,188
5,692	Exxon Mobil Corp.	494,848
4,100	Royal Dutch Petroleum Co. ADR	248,306
300	Unocal Corp.	11,606

		880,498

Entertainment – 1.1%
1,500	The Walt Disney Co.	43,406
3,078	Viacom, Inc. Class B*	143,897

		187,303

Environmental Services – 0.1%
700	Waste Management, Inc.	19,425

Financial Services – 9.6%
4,300	Federal Home Loan Mortgage Corp.	296,162
3,500	Federal National Mortgage Assoc.	303,625
15,400	General Electric Co.	738,237
6,600	MBNA Corp.	243,788
500	Stilwell Financial, Inc.	19,719

		1,601,531

Food & Beverage – 3.3%
4,400	PepsiCo, Inc.	218,075
3,700	The Coca-Cola Co.	225,469
1,200	Wm. Wrigley Jr. Co.	114,975

		558,519

Forest – 0.5%
800	International Paper Co.	32,650
400	Kimberly-Clark Corp.	28,276
500	Weyerhaeuser Co.	25,375

		86,301

Heavy Electrical – 0.1%
200	Emerson Electric Co.	15,763

Home Products – 3.5%
2,200	Avon Products, Inc.	105,325
3,800	Colgate-Palmolive Co.	245,290
3,900	Energizer Holdings, Inc.*	83,363
800	The Gillette Co.	28,900
1,600	The Procter & Gamble Co.	125,500

		588,378

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND
Statement of Investments (continued)
December 31, 2000
Shares	Description	Value

Common Stocks – (continued)

Hotels – 2.2%
5,600	Harrah’s Entertainment, Inc.*	$ 147,700
3,000	Marriott International, Inc.	126,750
2,800	Starwood Hotels & Resorts Worldwide, Inc.	98,700

		373,150

Industrial Parts – 0.8%
1,700	Tyco International Ltd.	94,350
400	United Technologies Corp.	31,450

		125,800

Information Services – 1.2%
4,200	Cendant Corp.*	40,425
2,100	First Data Corp.	110,644
1,600	Valassis Communications, Inc.*	50,500

		201,569

Internet – 1.3%
2,500	America Online, Inc.*	87,000
2,700	DoubleClick, Inc.*	29,700
450	E.piphany, Inc.*	24,272
600	S1 Corp.*	3,150
837	VeriSign, Inc.*	62,095
600	Yahoo!, Inc.	18,103

		224,320

Media – 5.1%
5,700	A.H. Belo Corp.	91,200
1,000	Automatic Data Processing, Inc.	63,312
500	Cablevision Systems Corp.*	42,469
1,452	Clear Channel Communications, Inc.*	70,331
1,000	Comcast Corp.*	41,750
1,500	EchoStar Communications Corp.*	34,125
700	Gannett Co., Inc.	44,144
3,230	General Motors Corp. Class H*	74,290
4,100	Infinity Broadcasting Corp.*	114,544
3,900	Time Warner, Inc.	203,736
500	Tribune Co.	21,125
1,500	Univision Communications, Inc.*	61,406

		862,432

Medical Products – 1.3%
2,100	Johnson & Johnson	220,631

Mining – 0.3%
1,300	Alcoa, Inc.	43,550

Motor Vehicle – 0.5%
2,487	Ford Motor Co.	58,289
602	General Motors Corp.	30,664

		88,953

Oil Refining – 0.2%
500	Texaco, Inc.	31,063

Shares	Description	Value

Common Stocks – (continued)

Oil Services – 0.9%
1,900	Schlumberger Ltd.	$ 151,881

Other – 4.0%
5,161	SPDR Trust ADR Series 1	677,059

Property Insurance – 3.3%
3,500	AMBAC Financial Group, Inc.	204,094
3,470	American International Group, Inc.	342,012

		546,106

Publishing – 0.4%
1,700	The New York Times Co.	68,106

Restaurants – 1.0%
5,000	McDonald’s Corp.	170,000

Security/Asset Management – 1.5%
1,000	Merrill Lynch & Co., Inc.	68,187
800	Morgan Stanley Dean Witter & Co.	63,400
4,150	The Charles Schwab Corp.	117,756

		249,343

Semiconductors – 2.7%
300	Applied Materials, Inc.*	11,456
100	Broadcom Corp.*	8,450
9,700	Intel Corp.	293,425
200	PMC-Sierra, Inc.*	15,725
1,800	Texas Instruments, Inc.	85,275
1,000	Xilinx, Inc.*	46,125

		460,456

Specialty Retail – 2.5%
700	CVS Corp.	41,957
900	RadioShack Corp.	38,531
3,350	The Home Depot, Inc.	153,053
4,400	Walgreen Co.	183,975

		417,516

Telephone – 4.2%
2,659	AT&T Corp.	46,034
8,700	AT&T Corp.-Liberty Media Corp.*	117,994
5,600	SBC Communications, Inc.	267,400
1,000	Sprint Corp.	20,312
4,528	Verizon Communications	226,966
2,050	WorldCom, Inc.	28,700

		707,406

Tobacco – 1.4%
5,300	Philip Morris Cos., Inc.	233,200

Wireless – 1.0%
4,700	Crown Castle International Corp.*	127,194
2,000	Sprint Corp. (PCS Group)*	40,875

		168,069

TOTAL COMMON STOCKS
(Cost $16,822,766)		$ 16,469,780

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 3.6%

Joint Repurchase Agreement Account ∧
$600,000	6.48%	01/02/2001	$ 600,000

TOTAL REPURCHASE AGREEMENT
(Cost $600,000)			$ 600,000

TOTAL INVESTMENTS
(Cost $17,422,766)			$17,069,780

* Non-income producing security.
∧	Joint repurchase agreement was entered into December 29, 2000.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviation:

ADR—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND
Shareholder Letter

Dear Shareholders,

We are pleased to report on the performance of the Goldman Sachs Variable Insurance Trust Mid Cap Value Fund (the “Fund”). This annual report covers the one year period ended December 31, 2000.

Market Review

After generating very strong returns for a number of years, the equity markets reversed course in 2000. The correction began in March, as continued strong economic growth, inflationary pressures and rising interest rates unnerved investors. While other types of stocks were dragged down, high valuation technology issues, and many Internet stocks in particular, experienced the brunt of the fall.

The equity markets rebounded for a brief period during the summer. Investors were hopeful that signs of moderating economic growth would result in an end to interest rate hikes by the Federal Reserve Board. However, market sentiment shifted yet again, as uncertainty arose regarding the state of corporate profits in the face of an economic slowdown, and uncertainty over the presidential election. All told, by the end of the year, the technology-laden NASDAQ was down 54% from its peak and 39.3% for the year—its worst performance since it was created in 1971. The S&P 500 Index fell 9.10%, its poorest showing since 1977.

Market leadership changed several times during the reporting period, as investors struggled to keep their heads, and portfolios, above water. By the end of 2000, value stocks had generated strong results, after years of underperforming their growth stock counterparts. In fact, 2000 was the worst year for absolute returns of the Russell 1000 Growth Index (-22.4%) and Russell 2000 Growth Index (-3.03%). In contrast, the Russell 1000 Value Index and Russell 2000 Value Index returned 7.01% and 22.81%, respectively. The disparity of returns was largely due to the higher percentage of technology stocks in the growth indices.

Performance Review

Over the one year period ended December 31, 2000, the Fund generated a 31.07% cumulative total return. Over the same time period, the Fund’s benchmark, the Russell Mid Cap Value Index (with dividends reinvested) generated a 19.18% cumulative total return. The Fund’s strong absolute and relative performance versus its benchmark was largely the result of strong stock selection. This was particularly evident in our selections of medical provider and utility companies.

Investment Objective

The Fund seeks long-term capital appreciation. The Fund seeks this objective by investing primarily in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Mid Cap Value Index at the time of investment (currently between $300 million and $15 billion) at the time of investment.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Portfolio Composition

Top 10 Portfolio Holdings as of December 31, 2000*

Company	Line of Business	Percentage of Net Assets
Synopsys, Inc.	Computer Hardware	1.9%
SouthTrust Corp.	Banks	1.9
Energy East Corporation	Electrical Utilities	1.9
Old Republic International Corp.	Property Insurance	1.9
Ross Stores, Inc	Clothing	1.8
Exelon Corporation	Electrical Utilities	1.8
Republic Services Inc.	Environmental Services	1.7
Ocean Energy, Inc.	Energy Resources	1.7
Tenet Healthcare Corp.	Medical Providers	1.6
Archer-Daniels-Midland Co.	Food and Beverages	1.5

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

Outlook

We believe that value-oriented funds can provide much-needed diversification to growth-type holdings as the U.S. market continues to experience relatively high levels of volatility. The investment styles of value and growth have cycles, and these cycles are inherently unpredictable. We believe that our holdings are well positioned for a variety of market environments, but a prolonged value cycle would likely create a favorable performance backdrop. Furthermore, a return to moderate economic growth in 2001 and attractive relative valuation should bode well for many stocks in the value universe. Our focus will continue to be on companies with the following attributes: sustainable or niche operating advantage, shareholder-oriented management teams, and attractive valuation levels.

As in the past, we thank you for your continued confidence.

Goldman Sachs Value Portfolio Management Team

January 12, 2001
GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND
Performance Summary
December 31, 2000

The following graph shows the value as of December 31, 2000, of a $10,000 investment made on May 1, 1998 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap Value Index as well as the Russell Midcap Index are shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost.

Mid Cap Value Fund’s Lifetime Performance

Growth of a $10,000 investment, Distributions Reinvested May 1, 1998 to December 31, 2000

$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
Mid Cap Value Fund
Russell Midcap Index
Russell Midcap Value Index
$12,686
$11,441
$11,222
5/1/98
6/98
12/98
6/99
12/99
6/00
12/00

	Since Inception	One Year

Average Annual Total Return through December 31, 2000

Mid Cap Value Fund (commenced May 1, 1998)	4.41%	31.07%

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND
Statement of Investments
December 31, 2000
Shares	Description	Value

Common Stocks – 89.5%

Airlines – 0.4%
7,300	Delta Air Lines, Inc.	$ 366,369

Banks – 6.6%
38,200	AmSouth Bancorp	582,550
17,100	BancWest Corp.	446,738
20,200	Comerica, Inc.	1,199,375
47,900	SouthTrust Corp.	1,948,931
48,200	The Colonial BancGroup, Inc.	518,150
33,800	UnionBanCal Corp.	813,312
3,900	Wachovia Corp.	226,688
16,400	Wilmington Trust Corp.	1,017,825

		6,753,569

Chemicals – 3.6%
92,600	IMC Global, Inc.	1,441,087
42,900	Millennium Chemicals, Inc.	777,563
18,900	Potash Corp. of Saskatchewan, Inc.	1,480,106

		3,698,756

Clothing – 1.9%
111,400	Ross Stores, Inc.	1,879,875

Computer Hardware – 4.1%
8,500	Diebold, Inc.	283,687
84,200	Ingram Micro, Inc.*	947,250
19,600	Mentor Graphics Corp.*	537,775
41,600	Synopsys, Inc.*	1,973,400
15,800	Tech Data Corp.*	427,341

		4,169,453

Construction – 0.7%
29,733	D.R. Horton, Inc.	726,600

Consumer Durables – 2.3%
42,500	Herman Miller, Inc.	1,221,875
41,000	Sherwin-Williams Co.	1,078,812

		2,300,687

Defense/Aerospace – 1.2%
5,900	Northrop Grumman Corp.	489,700
13,100	Raytheon Co. Class B	406,919
8,700	The B.F. Goodrich Co.	316,462

		1,213,081

Department Stores – 1.0%
12,400	Federated Department Stores, Inc.*	434,000
19,000	The May Department Stores Co.	622,250

		1,056,250

Electrical Equipment – 0.8%
10,200	Eaton Corp.	766,913

Electrical Utilities – 12.4%
16,000	Allegheny Energy, Inc.	771,000
30,100	American Electric Power Co., Inc.	1,399,650
30,900	DTE Energy Co.	1,203,169
53,000	Edison International, Inc.	828,125
98,400	Energy East Corp.	1,937,250
23,800	Entergy Corp.	1,007,037

Shares	Description	Value

Common Stocks – (continued)

Electrical Utilities – (continued)
26,400	Exelon Corp.	$ 1,853,544
14,200	FPL Group, Inc.	1,018,850
53,200	Northeast Utilities	1,290,100
22,700	Public Service Co. of New Mexico	608,644
24,500	SCANA Corp.	724,281

		12,641,650

Energy Resources – 3.6%
9,629	Anadarko Petroleum Corp.	684,430
14,500	Burlington Resources, Inc.	732,250
100,200	Ocean Energy, Inc.*	1,740,975
22,700	Pioneer Natural Resources Co.*	446,906

		3,604,561

Environmental Services – 1.7%
101,600	Republic Services, Inc.*	1,746,250

Equity REIT – 5.4%
3,900	AvalonBay Communities, Inc.	195,488
22,200	Boston Properties, Inc.	965,700
54,600	Duke-Weeks Realty Corp.	1,344,525
11,400	Equity Residential Properties Trust	630,562
17,900	Health Care Property Investors, Inc.	534,762
52,400	Public Storage, Inc.	1,273,975
33,700	Trizec Hahn Corp.	509,713

		5,454,725

Financial Services – 0.5%
17,800	Heller Financial, Inc.	546,238

Food & Beverage – 3.7%
100,024	Archer-Daniels-Midland Co.	1,500,360
31,817	ConAgra, Inc.	827,242
13,600	Fleming Cos., Inc.	160,650
88,400	Supervalu, Inc.	1,226,550

		3,714,802

Forest – 2.1%
36,000	Georgia-Pacific Corp. (Timber Group)	1,077,750
9,200	Georgia-Pacific Group	286,350
13,800	Smurfit-Stone Container Corp.*	206,137
27,200	Sonoco Products Co.	588,200

		2,158,437

Gas Utilities – 0.2%
6,100	American Water Works Co., Inc.	179,188

Heavy Electrical – 0.3%
27,100	UCAR International, Inc.*	264,225

Heavy Machinery – 1.4%
31,800	Deere & Co.	1,456,837

Home Products – 0.3%
11,300	Fortune Brands, Inc.	339,000

Hotels – 0.8%
29,600	Harrah’s Entertainment, Inc.*	780,700

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND
Statement of Investments (continued)
December 31, 2000

Shares	Description	Value

Common Stocks – (continued)

Industrial Parts – 2.4%
59,300	Pall Corp.	$ 1,263,831
27,100	Parker-Hannifin Corp.	1,195,788

		2,459,619

Industrial Services – 0.2%
8,400	Moody’s Corp.	215,775

Internet – 0.4%
53,500	WebMD Corp.*	424,656

Life Insurance – 0.5%
11,500	Aetna, Inc.*	472,219

Media – 1.6%
54,100	A.H. Belo Corp.	865,600
20,100	Media General, Inc.	731,640

		1,597,240

Medical Providers – 3.7%
25,900	Health Management Associates, Inc.*	537,425
33,500	Humana, Inc.*	510,875
54,700	Manor Care, Inc.*	1,128,188
36,200	Tenet Healthcare Corp.	1,608,637

		3,785,125

Mining – 1.1%
13,800	Nucor Corp.	547,688
11,000	Phelps Dodge Corp.	613,937

		1,161,625

Motor Vehicle – 2.4%
40,500	Delphi Automotive Systems Corp.	455,625
23,200	Lear Corp.*	575,650
21,300	The Goodyear Tire & Rubber Co.	489,687
82,800	Visteon Corp.	952,200

		2,473,162

Oil Refining – 1.1%
20,800	Tosco Corp.	705,900
10,900	Valero Energy Corp.	405,344

		1,111,244

Oil Services – 1.7%
14,300	Cal Dive International, Inc.*	380,737
11,800	Coflexip SA ADR	741,925
10,800	Diamond Offshore Drilling, Inc.	432,000
14,400	Stolt Offshore SA*	158,400

		1,713,062

Other – 1.2%
12,950	Mid Cap SPDR Trust ADR Series 1	1,222,156

Property Insurance – 7.6%
13,900	AMBAC Financial Group, Inc.	810,544
42,700	Aon Corp.	1,462,475
12,700	Everest Re Group, Ltd.	909,637
8,200	Loews Corp.	849,213
13,800	MBIA, Inc.	1,022,925
59,600	Old Republic International Corp.	1,907,200
9,200	XL Capital Ltd.	803,850

		7,765,844

Shares	Description	Value

Common Stocks – (continued)

Railroads – 2.4%
28,400	Burlington Northern Santa Fe Corp.	$ 804,075
25,000	CSX Corp.	648,437
21,500	Norfolk Southern Corp.	286,219
13,900	Union Pacific Corp.	705,425

		2,444,156

Restaurants – 1.3%
39,000	CBRL Group, Inc.	709,313
24,400	Outback Steakhouse, Inc.*	631,350

		1,340,663

Security/Asset Management – 1.3%
9,800	Lehman Brothers Holdings, Inc.	662,725
12,810	The Bear Stearns Cos., Inc.	649,307

		1,312,032

Semiconductors – 0.6%
25,900	MEMC Electronic Materials, Inc.*	250,906
16,800	Siliconix, Inc.*	378,000

		628,906

Specialty Retail – 0.7%
40,000	Toys “R” Us, Inc.*	667,500

Telephone – 0.7%
21,100	CenturyTel, Inc.	754,325

Thrifts – 2.2%
29,800	GreenPoint Financial Corp.	1,219,937
130,100	Sovereign Bancorp, Inc.	1,057,063

		2,277,000

Tobacco – 0.7%
23,700	UST, Inc.	665,081

Truck Freight – 0.7%
20,900	CNF Transportation, Inc.	706,681

TOTAL COMMON STOCKS
(Cost $82,479,935)		$91,016,237

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 7.3%

Joint Repurchase Agreement Account ∧
$7,400,000	6.48%	01/02/2001	$7,400,000

TOTAL REPURCHASE AGREEMENT
(Cost $7,400,000)			$ 7,400,000

TOTAL INVESTMENTS
(Cost $89,879,935)			$98,416,237

* Non-income producing security.
∧	Joint repurchase agreement was entered into on December 29, 2000.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviation:

ADR—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND
Shareholder Letter

Dear Shareholders,

We are pleased to report on the performance of the Goldman Sachs Variable Insurance Trust International Equity Fund (the “ Fund”). This annual report covers the one year period ended December 31, 2000.

Market Review

Europe—Early in the reporting period, European equities generated solid results. However, as was the case in the U.S., the rally was very narrow, with the Technology, Media and Telecom (TMT) sectors moving sharply forward. This strong performance overshadowed the poor results in virtually all other areas of the market. Then, in March, a sharp correction in the TMT sectors occurred, dragging down much of the market. As the period progressed, concern over the direction of interest rates, the prospects for “new economy” stocks and the falling Euro undermined investor confidence. European markets were also unsettled by several interest rate hikes by the European Central Bank (ECB). Extreme volatility continued to characterize the market, compounded by thin trading volumes. While the market had several mini-rebounds, they were not sustained, and most European markets were down during the reporting period.

Japan—As the reporting period began, the Japanese stock market continued to be highly polarized, with only a handful of large-cap, high-growth stocks in technology-related areas making a significant contribution to the rise in the market. These valuations were eventually stretched to unsustainable levels and, when the global stock market correction occurred in the spring, Japanese equities as a whole fell sharply. Despite the weakness in the stock market, corporate results have confirmed improving fundamentals. In addition, restructuring plans by companies in a variety of industries helped to contribute to respectable earnings, in spite of continued contraction in revenues.

Asia—After generating strong performance during the fourth quarter of 1999, Asian stocks as a whole fell during 2000. At the regional level, rising global interest rates had the largest impact, with the Banking and Property sectors throughout the region taking the brunt of the impact. Individual countries were also negatively impacted by specific events.

Performance Review

Over the one year period ended December 31, 2000, the Fund generated a -13.19% cumulative total return. Over the same time period, the Fund’s benchmark, the MSCI EAFE Index (unhedged with dividends reinvested) generated an aggregate total return of -13.96%.

As these returns indicate, it has been an extremely challenging period in the financial markets. During the period, we strategically moved to reduce the size of our sector positions (overweight or underweight) in response to high market volatility and intra-market rotation. We have focused instead on our key strength, bottom-up stock selection.

Investment Objective

The Fund seeks long-term capital appreciation. The Fund seeks this objective by investing primarily in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND
Shareholder Letter (continued)

Portfolio Composition

Top 10 Portfolio Holdings as of December 31, 2000*

Company	Country	Line of Business	Percentage of Net Assets
Vodafone Group	UK	Telecommunications	3.5%
Glaxosmithkline PLC	UK	Health	2.8
Nokia OYJ	Finland	Telecommunications	2.3
Nestle SA	Switzerland	Food & Beverage	2.1
ING Groep NV	Netherlands	Financial Services	1.9
Royal Dutch Petroleum Co.	Netherlands	Energy Resources	1.8
BP Amoco PLC	UK	Energy Resources	1.7
Total Fina SA Class B	France	Energy Resources	1.6
Unilever PLC	UK	Food & Beverage	1.5
Telefonaktiebolaget LM Ericsson AB Series B	Sweden	Telecommunications	1.5

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

Outlook

Europe—While the European economy is currently slowing, we still retain our positive view on Continental Europe, reflecting a favorable mixture of positive long-term structural developments and supportive medium-term economic and corporate fundamentals. Currently, the consensus is that the economy will experience a soft landing, as opposed to a hard one (although this is merely a prediction and may prove to be incorrect). In addition, the savings and pensions industry is expected structurally to increase exposure to the equities market. And the evolution of the region from a series of parochial national market places to a single pan-European market should be beneficial. These trends are having a positive influence on European financial service company earnings.

Japan—We remain relatively cautious on the market for the time being, due to the increased risk of negative earnings surprises in coming quarters amid a decelerating global economy. However, stock valuations have already corrected substantially, suggesting that most of the negative news has been factored into share prices. In addition, as investors become more confident of the earnings outlook for the next fiscal year—with better visibility of corporate fundamentals—we expect the market to move back to an upward trend.

Asia—On January 3, 2001, the U.S. Federal Reserve Board made the first of what is potentially a series of interest rate cuts, as macroeconomic data continues to show signs of a weakening U.S. economy. Being at the beginning of this trend, interest rate sensitive sectors in Asia continue to have significant scope for outperformance going forward. This is particularly true in Hong Kong, where the currency is pegged against the U.S. dollar. Though the Technology sector has come down significantly and may look relatively inexpensive on a historical basis, potential for negative news flow continuing into the first quarter 2001 makes it unlikely that a meaningful, sustainable rally will take place in the short-term.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs International Equity Management Team

January 12, 2001
GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND
Performance Summary
December 31, 2000

The following graph shows the value as of December 31, 2000, of a $10,000 investment made on January 12, 1998 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmarks (FT Euro-Pac Unhedged) and the Morgan Stanley Capital International Europe, Australia and Far East Index (“MSCI EAFE (unhedged)”) are shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost.

International Equity Fund’s Lifetime Performance

Growth of a $10,000 investment, Distributions Reinvested January 12, 1998 to December 31, 2000

	Since Inception	One year

Average Annual Total Return through December 31, 2000

International Equity Fund (commenced January 12, 1998)	11.29%	-13.19%

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND
Statement of Investments
December 31, 2000
Shares	Description	Value

Common Stocks — 94.0%

Australia – 2.1%
3,616	Brambles Industries Ltd. (Multi-Industrial)	$ 84,494
18,141	Broken Hill Proprietary Co. Ltd. (Nonferrous Metals)	191,318
24,319	Tab Corp. Holdings Ltd. (Entertainment)	148,477
38,093	Woolworths Ltd. (Specialty Retail)	178,445

		602,734

Finland – 2.4%
15,009	Nokia Oyj (Telecommunications)	669,439
2,499	Sonera Oyj (Telecommunications)	45,288

		714,727

France – 10.9%
1,490	Air Liquide SA (Chemicals)	222,318
6,290	Alcatel* (Telecommunications)	357,332
5,493	Alstom (Electrical Equipment)	141,843
2,715	Aventis SA (Chemicals)	238,367
2,084	Axa (Insurance)	301,359
542	Cap Gemini SA (Business Services)	87,436
1,236	Carrefour SA (Specialty Retail)	77,644
2,342	France Telecom SA (Telecommunications)	202,211
6,717	Havas Advertising SA* (Media)	97,132
2,521	Lafarge SA (Construction)	211,393
1,350	LVMH (Louis Vuitton Moet Hennessy) (Conglomerates)	89,369
876	Suez Lyonnaise Eaux (Business Services)	159,989
3,054	Total Fina SA Class B (Energy Resources)	454,244
3,854	Vivendi Environnement* (Utilities)	168,279
4,560	Vivendi Universal ADR* (Business Services)	297,825
1,165	Vivendi Universal SA* (Business Services)	76,685

		3,183,426

Germany – 5.0%
682	Allianz AG (Insurance)	255,262
2,242	Bayerische Motoren Werke (BMW) AG (Auto)	73,473
1,182	DaimlerChrysler AG (Auto)	49,657
3,918	Deutsche Bank AG (Banks)	329,307
5,256	Deutsche Telekom AG (Telecommunications)	158,426
553	Muenchener Rueckversicherungs- Gesellschaft AG (Property Insurance)	197,872
1,821	SAP AG (Computer Software)	256,146
1,005	Siemens AG (Electrical Equipment)	131,362

		1,451,505

Hong Kong – 2.5%
104,000	Giordano International Ltd. (Specialty Retail)	48,002
18,900	Hang Seng Bank Ltd. (Banks)	254,433

Shares	Description	Value

Common Stocks—(continued)

Hong Kong – (continued)
12,300	Hutchison Whampoa Ltd. (Multi-Industrial)	$ 153,362
80,000	Li & Fung Ltd.* (Wholesale)	145,134
18,500	Swire Pacific Ltd. (Multi-Industrial)	132,825

		733,756

Ireland – 1.1%
23,082	Bank of Ireland (Banks)	230,495
2,200	Elan Corp. PLC ADR * (Drugs)	102,988

		333,483

Italy – 3.2%
54,796	Banca Nazionale del Lavoro (Financial Services)	168,253
19,046	San Paolo-IMI SpA (Banks)	307,966
15,000	Telecom Italia Mobile SpA (T.I.M.) (Telecommunications)	119,722
18,315	Telecom Italia SpA (Telecommunications)	202,590
29,000	Unicredito Italiano SpA (Banks)	151,677

		950,208

Japan – 23.5%
4,400	Aderans Co. Ltd. (Specialty Retail)	180,896
700	Advantest Corp. (Electronics Equipment)	65,518
30,000	Asahi Chemical Industry Co. Ltd. (Chemicals)	172,673
17,000	Asahi Glass Co. Ltd. (Building Materials)	140,229
7,000	Canon, Inc. (Computer Hardware)	244,927
23,000	Chiba Bank Ltd. (Banks)	90,334
4,200	Circle K Japan Co. (Specialty Retail)	147,691
7,000	Daiwa Securities Group, Inc. (Financial Services)	73,049
1,900	FANUC Ltd. (Machinery)	129,138
6,000	Fuji Photo Film Ltd. (Leisure)	250,875
6,000	Fujitsu Ltd. (Computer Hardware)	88,383
3,000	Honda Motor Co. Ltd. (Auto)	111,791
11,000	Kao Corp. (Consumer Products)	319,454
21,000	Kirin Brewery Ltd. (Food & Beverage)	187,920
8,000	Minebea Co. (Electronics Equipment)	74,038
25,000	Mitsui Marine & Fire (Insurance)	143,238
39	Mizuho Holdings, Inc. (Banks)	241,533
1,800	Murata Manufacturing Co. Ltd. (Electronics Equipment)	210,987
5,000	NEC Corp. (Computer Hardware)	91,410
9,000	NGK Insulators Ltd. (Multi-Industrial)	119,113
1,300	Nintendo Co. Ltd. (Entertainment)	204,575
39	Nippon Telephone & Telegraph Corp. (Telecommunications)	280,765
12,000	Ricoh Co. Ltd. (Computer Hardware)	221,484
900	Rohm Co. (Electronics Equipment)	170,836
17,000	Sanyo Electric Co. Ltd. (Electrical Equipment)	141,270
2,500	Secom Co. Ltd. (Business Services)	162,920

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
13,000	Sharp Corp. (Electrical Equipment)	$ 156,700
3,000	Shin-Etsu Chemical Co. Ltd. (Chemicals)	115,465
6,000	Skylark Co. Ltd. (Restaurants)	167,950
1,000	SMC Corp. (Machinery)	128,586
1,800	Sony Corp. (Electrical Equipment)	124,388
30,000	Sumitomo Corp. (Wholesale)	215,710
3,000	Takeda Chemical Industries Ltd. (Drugs)	177,397
3,300	Takefuji Corp. (Financial Services)	207,838
3,000	Terumo Corp. (Medical Products)	65,605
8,000	The Bank of Tokyo-Mitsubishi Ltd. (Banks)	79,566
7,000	The Nomura Securities Co. Ltd. (Financial Services)	125,831
13,000	The Sakura Bank Ltd. (Banks)	78,464
10,000	The Sanwa Bank Ltd. (Banks)	70,066
10,100	Tokyo Electric Power (Electrical Utilities)	250,468
7,900	Toppan Forms Co. Ltd. (Publishing)	118,168
8,600	Toyota Motor Corp. (Auto)	274,580
6,000	Yamanouchi Pharmaceutical Co. Ltd. (Drugs)	259,272

		6,881,101

Netherlands – 7.2%
7,207	ASM Lithography Holding NV* (Semiconductors)	163,703
4,469	Fortis Netherlands NV (Financial Services)	145,195
6,745	ING Groep NV (Financial Services)	538,859
8,173	Koninklijke Royal Philips Electronics NV* (Appliance)	299,457
14,640	KPN NV (Telecommunications)	168,538
8,729	Royal Dutch Petroleum Co. (Energy Resources)	534,905
9,923	United Pan-Europe Communications NV* (Telecommunications)	101,376
3,264	VNU NV (Media)	160,447

		2,112,480

Portugal – 0.6%
53,128	Electricidade de Portugal SA * (Utilities)	175,603

Singapore – 1.7%
11,000	City Developments (Real Estate)	51,126
12,489	DBS Group Holdings Ltd. (Banks)	141,331
5,000	Singapore Press Holdings Ltd. (Publishing)	73,903
90,000	Singapore Technologies Engineering Ltd. (Machinery)	144,977
53,000	Singapore Telecommunications Ltd. (Telecommunications)	82,315

		493,652

Shares	Description	Value

Common Stocks – (continued)

Spain – 1.9%
5,553	Acerinox SA (Steel)	$ 169,463
8,403	Banco Santander Central Hispano SA (Banks)	89,951
18,281	Telefonica de Espana SA * (Telecommunications)	302,119

		561,533

Sweden – 4.9%
14,217	Investor AB (Financial Services)	212,374
28,382	Nordbanken Holding AB (Banks)	214,992
12,476	Securitas AB Series B (Business Services)	231,306
21,439	Skandia Forsakring (Insurance)	348,648
38,045	Telefonaktiebolaget LM Ericsson AB Series B * (Telecommunications)	433,292

		1,440,612

Switzerland – 8.0%
1,766	ABB Ltd. (Business Services)	188,214
174	Adecco SA (Business Services)	109,495
264	Nestle SA (Food & Beverage)	615,658
171	Novartis AG (Health)	302,249
42	Roche Holding AG (Health)	427,799
105	Swiss Re (Property Insurance)	251,666
1,739	UBS AG (Banks)	283,771
246	Zurich Financial Services AG* (Insurance)	148,277

		2,327,129

United Kingdom – 19.0%
5,939	Amvescap PLC (Financial Services)	122,019
2,741	AstraZeneca Group PLC (Health)	138,328
60,091	BP Amoco PLC (Energy Resources)	485,212
14,502	British Aerospace PLC (Defense/Aerospace)	82,836
12,675	British American Tobacco PLC (Tobacco)	96,613
34,578	British Telecom PLC (Telecommunications)	295,750
8,517	Cable & Wireless PLC (Telecommunications)	115,001
26,715	Diageo PLC (Tobacco)	299,602
1,430	GKN PLC (Auto)	15,118
28,633	GlaxoSmithKline PLC* (Health)	809,209
27,690	HSBC Holdings PLC (Banks)	407,838
13,463	Imperial Chemical Industries PLC (Chemicals)	111,124
8,048	Lloyds TSB Group PLC (Banks)	85,202
7,815	Marconi PLC (Telecommunications)	84,021
13,145	National Grid Group PLC (Utilities)	119,605
46,586	P & O Princess Cruises PLC* (Leisure)	197,138
10,419	Reuters Group PLC (Business Services)	176,516
8,925	Royal Bank of Scotland Group PLC (Banks)	211,127

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND
Statement of Investments (continued)
December 31, 2000

Shares	Description	Value

Common Stocks – (continued)

United Kingdom – (continued)
61,779	Tesco PLC (Specialty Retail)	$ 251,961
51,162	Unilever PLC (Food & Beverage)	438,360
275,085	Vodafone AirTouch PLC (Telecommunications)	1,009,827

		5,552,407

TOTAL COMMON STOCKS
(Cost $28,720,204)		$ 27,514,356

Principal Amount	Interest Rate	Maturity Date	Value

Short-Term Obligation – 4.2%

State Street Bank & Trust Euro Time Deposit
$1,225,000	6.56%	01/02/2001	$ 1,225,000

TOTAL SHORT-TERM OBLIGATION
(Cost $1,225,000)			$ 1,225,000

TOTAL INVESTMENTS
(Cost $29,945,204)			$28,739,356

*	Non-income producing security.

Investment Abbreviation:
ADR—American Depositary Receipt

As a % of Total Net Assets

Common Stock Industry Classifications

Appliance	1.0%
Auto	1.8
Banks	11.2
Building Materials	0.5
Business Services	5.1
Chemicals	2.9
Computer Hardware	2.2
Computer Software	0.9
Conglomerates	0.3
Construction	0.7
Consumer Products	1.1
Defense/Aerospace	0.3
Drugs	1.8
Electrical Equipment	2.4
Electrical Utilities	0.9
Electronics Equipment	1.8
Energy Resources	5.0
Entertainment	1.2
Financial Services	5.4
Food & Beverage	4.2
Health	5.7
Insurance	4.1
Leisure	1.5
Machinery	1.4
Media	0.9
Medical Products	0.2
Multi-Industrial	1.7
Nonferrous Metals	0.6
Property Insurance	1.5
Publishing	0.7
Real Estate	0.2
Restaurants	0.6
Semiconductors	0.6
Specialty Retail	3.0
Steel	0.6
Telecommunications	15.8
Tobacco	1.4
Utilities	1.6
Wholesale	1.2

TOTAL COMMON STOCK94.0%

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL INCOME FUND
Shareholder Letter

Dear Shareholders:

We are pleased to report on the performance of the Goldman Sachs Variable Insurance Trust Global Income Fund (the “Fund”). This annual report covers the one year period ended December 31, 2000.

Market Review

The Dollar Bloc—During the first half of the reporting period, the overall U.S. bond market faltered, as the Federal Reserve Board (the “Fed”) continued to raise interest rates in an attempt to slow the accelerating economy. Then, in June, it appeared that the worst was over. Consumer spending began to be moderate, while employee productivity was strong and inflation, aside from energy prices, was not a concern. With the Fed holding interest rates steady during the remainder of the year and moving toward a more accommodative monetary policy, the U.S. bond market subsequently rallied sharply.

Europe—The European Central Bank raised interest rates on numerous occasions during the period. Solid economic growth in many Euroland countries continued, prompting concerns that this could trigger an increase in inflation. In addition, the steep rise in oil prices fueled inflationary pressures. For much of the year, the Euro continued to depreciate, despite efforts to support the currency. However, in the final weeks of the period, the Euro rebounded 12%, as economic growth in the U.S. moderated and capital flows into dollars appeared to decline.

Japan—In Japan, the bond market has been relatively weak, due to mixed signals on the economic front. Initially, data pointed to a gradual recovery and an easing of deflationary pressures. In August, the Bank of Japan raised rates for the first time in 10 years, resulting in a steepening of the yield curve. Despite stable growth, household spending and retail sales continue to be weaker than expected.

Performance Review

Over the one year period ended December 31, 2000, the Fund generated a 9.05% cumulative total return. Over the same time period, the Fund’s benchmark, the JP Morgan Global Government Bond Index (hedged into U.S. dollars), generated an aggregate total return of 10.96%.

The Fund’s underperformance versus its benchmark was attributable to several factors. In recent months, the exposure to credit in the Fund had a negative impact due to a widening of corporate bond spreads particularly in the U.S. Currency management. This also detracted from overall results, caused mainly by the fall in the Australian dollar. However, duration and yield curve positioning were positive contributors to performance over the period.

Investment Objective

The Fund seeks high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation. The Fund seeks this objective by investing primarily in fixed income securities of U.S. and foreign issuers and foreign currencies.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL INCOME FUND
Shareholder Letter (continued)

Portfolio Composition

Portfolio Holdings (by currency) as of December 31, 2000*

Bonds Denomination	Percentage of Net Assets
Great Britain Pound	13.0%
Canadian Dollar	2.2
Danish Krone	2.3
Euro	26.4
Greek Drachma	2.6
Japanese Yen	22.9
New Zealand Dollar	2.0
Swedish Krona	1.0
U.S. Dollar	24.8
U.S. Dollar Cash	2.9

* Opinions expressed in this report represent our present opinions only. Reference to individual currencies should not be construed as a commitment that such currencies will be retained in the Fund. From time to time, the Fund may change the individual currencies it holds, the number or types of currencies held and the markets in which it invests. References to individual currencies do not constitute a recommendation to the investor to buy, hold or sell such currencies. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

Outlook

Global economic activity has turned sharply downward and bond markets have rallied strongly in anticipation of a slowing economic environment. As a result, bond markets now reflect the global growth slowdown scenario, and have fully discounted near-term interest rate cuts. We continue to maintain our long positions in Europe and the UK, even though European and UK yield curves are discounting less easing in monetary policy than U.S. markets. Our medium-term outlook is for further weakness in the Japanese economy, and we retain a long duration bias.

We continue to prefer higher quality, shorter-dated corporates and are looking to exit any lower quality names that we view as vulnerable. Our sector bias continues to be towards European banks, structured products and utilities. However, there may be a light on the horizon following the Fed’s January 3, 2001 unexpected intra-meeting 50 basis point Fed Funds rate cut. We believe that the market will interpret this as being a very proactive move and as a sign that the Fed can stave off a hard landing before the economic environment deteriorates further. This early move by the Fed reinforces our view of a pronounced global slowdown, and provides a positive backdrop for global bonds. This may also be the catalyst that the credit markets need to reverse the negative sentiment of late.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Income Management Team

January 12, 2001
GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL INCOME FUND
Performance Summary
December 31, 2000

The following graph shows the value as of December 31, 2000, of a $10,000 investment made on January 12, 1998 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmark (the J.P. Morgan Global Government Bond Index hedged to U.S. Dollars (the “J.P. Morgan GGB Index - $ Hedged”)) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost.

Global Income Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested January 12, 1998 to December 31, 2000

	Since Inception	One Year

Average Annual Total Return through December 31, 2000

Global Income Fund (commenced January 12, 1998)	5.39%	9.05%

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL INCOME FUND
Statement of Investments
December 31, 2000
Principal Amount €	Interest Rate	Maturity Date	Value

Foreign Debt Obligations – 72.4%

Canadian Dollar – 2.2%
Government of Canada
CAD200,000	5.50%	06/01/2009	$ 134,216
100,000	8.00	06/01/2027	87,801

			222,017

Danish Krone – 2.3%
Kingdom of Denmark
DKK600,000	8.00	05/15/2003	80,557
1,000,000	8.00	03/15/2006	142,847

			223,404

Euro Currency – 26.4%
Clear Channel Communications, Inc.†
EUR100,000	6.50	07/07/2005	93,196
Federal Republic of Germany
100,000	6.00	07/04/2007	100,591
50,000	5.25	01/04/2008	48,410
General Motors Acceptance Corp.†
100,000	5.00	01/18/2005	90,731
Government of France
400,000	6.50	10/25/2006	411,670
330,000	5.50	04/25/2010	322,437
100,000	8.50	10/25/2019	128,975
100,000	5.50	04/25/2029	94,613
Lehman Brothers Holdings PLC
100,000	4.75	07/12/2004	91,338
Republic of Italy
100,000	4.50	04/15/2001	93,758
300,000	4.75	07/01/2005	282,315
200,000	4.25	11/01/2009	175,449
400,000	6.50	11/01/2027	415,583
Royal Bank of Scotland Group PLC
100,000	4.88	03/26/2009	86,839
Standard Chartered Bank PLC
50,000	5.38	05/06/2009	43,584
Tecnost International NV
50,000	6.58	07/30/2009	44,765
Tyco International Group SA
100,000	6.13	04/04/2007	93,596

			2,617,850

Great Britain Pound – 13.0%
Abbey National Treasury
GBP100,000	8.00	04/02/2003	155,888
Deutsche Ausgleichsbank
100,000	6.50	01/15/2008	157,082
GMAC Canada Ltd.†
150,000	6.50	03/23/2004	224,183
United Kingdom Treasury
300,000	8.50	12/07/2005	512,918
40,000	7.25	12/07/2007	67,139
50,000	9.00	08/06/2012	101,909
40,000	6.00	12/07/2028	75,800

			1,294,919

Principal Amount €	Interest Rate	Maturity Date	Value

Foreign Debt Obligations – (continued)

Greek Drachma – 2.6%
Republic of Greece
GRD90,000,000	6.30%	01/29/2009	$ 261,538

Japanese Yen – 22.9%
European Investment Bank
JPY20,000,000	2.13	09/20/2007	185,702
Government of Japan
35,000,000	0.50	08/20/2002	305,968
20,000,000	0.40	06/20/2003	174,159
55,000,000	1.20	09/20/2005	486,441
20,000,000	2.10	03/20/2008	184,638
55,000,000	0.90	12/22/2008	460,001
20,000,000	1.90	03/20/2009	180,742
10,000,000	1.50	03/20/2019	77,773
5,000,000	2.50	12/21/2020	45,727
10,000,000	2.40	02/20/2030	83,835
Osterreichische Kontrollbank AG
10,000,000	1.80	03/22/2010	89,264

			2,274,250

New Zealand Dollar – 2.0%
Government of New Zealand
NZD 400,000	8.00	11/15/2006	193,815

Swedish Krona – 1.0%
Kingdom of Sweden
SEK 1,000,000	3.50	04/20/2006	100,841

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $7,144,766)			$ 7,188,634

Corporate Bonds – 12.6%

Banks – 1.0%
Bank of America Corp.
USD 100,000	6.63%	06/15/2004	$ 100,562

Finance Companies – 4.8%
Household Finance Corp.
USD 100,000	6.00	05/01/2004	98,150
Merrill Lynch Co., Inc.
100,000	6.00	02/12/2003	99,632
Nederlandse Waterschapsbank
100,000	6.13	02/13/2008	99,658
Republic New York Corp.
70,000	8.38	02/15/2007	75,529
Textron Financial Corp.
100,000	7.13	12/09/2004	101,198

			474,167

Industrial – 1.6%
Ahold Finance USA, Inc.
USD 150,000	8.25	07/15/2010	158,952

Insurance Companies – 1.0%
Prudential Insurance Co. of America
USD 100,000	6.38	07/23/2006	97,542

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL INCOME FUND

Principal Amount €	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)

Telecommunications – 1.0%
Deutsche Telekom AG
USD 100,000	7.75%	06/15/2005	$ 101,915

Yankee Banks – 3.2%
National Australia Bank Ltd.†
USD 100,000	8.60	05/19/2010	110,592
National Westminster Bank PLC
200,000	7.38	10/01/2009	206,734

			317,326

TOTAL CORPORATE BONDS
(Cost $1,221,073)			$ 1,250,464

U.S. Treasury Obligations – 12.2%

United States Treasury Bonds
USD 350,000	8.13%	08/15/2019	$ 452,432
200,000	7.50	11/15/2024	249,718
270,000	6.25	05/15/2030	301,217

United States Treasury Notes
100,000	6.75	05/15/2005	106,441
107,667	3.63	01/15/2008	106,842

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $1,176,965)			$ 1,216,650

Short-Term Obligation – 2.2%

State Street Bank & Trust Euro Time Deposit
USD 215,000	6.56%	01/02/2001	$ 215,000

TOTAL SHORT-TERM OBLIGATION
(Cost $215,000)			$ 215,000

TOTAL INVESTMENTS
(Cost $9,757,804)			$ 9,870,748

€	The principal amount of each security is stated in the currency in which the bond is denominated. See below.
CAD	=Canadian Dollar
DKK	=Danish Krone
EUR	=Euro Currency
GBP	=Great Britain Pound
GRD	=Greek Drachma
JPY	=Japanese Yen
NZD	=New Zealand Dollar
SEK	=Swedish Krona
USD	=United States Dollar
†
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $518,702 as of December 31, 2000.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNET TOLLKEEPER FUND SM
Shareholder Letter

Dear Shareholders:

We are pleased to report on the performance of the Goldman Sachs Variable Insurance Trust Internet Tollkeeper Fund (the “Fund” ). This annual report covers a period from its inception on April 28, 2000 through December 31, 2000.

Market Review

The short period since the Fund’s inception has been marked by volatility rarely seen in the financial markets. This was most pronounced in the Technology and Internet sectors, which fell sharply from mid-March through May, staged a rebound in the early summer, and then collapsed during the fourth quarter.

The severe correction in the Technology sector was triggered by a variety of factors. Initially, rising interest rates, high valuations and the government’s announcement that it intended to pursue a break-up of Microsoft all took their toll. The all-too-brief rebound was triggered by hopes that moderating economic growth would force the Federal Reserve Board to stop raising interest rates sooner than later. However, this euphoria quickly wore off, as investors grew increasingly concerned about the prospects for corporate profits amid an economic slowdown. The seemingly endless presidential election also served to unnerve investors. All told, after rising an unprecedented 86% in 1999, the technology-heavy NASDAQ posted its worst year ever in 2000. During the year, the NASDAQ fell 39.3%, and was 54% off its March peak.

Investment Objective

The Fund seeks long-term growth of capital. It seeks to achieve this investment objective by investing primarily in the media, telecommunications, technology and Internet sectors.

Performance Review

During the period from its inception on April 28, 2000 through December 31, 2000, the Fund generated a -32.00% cumulative total return. While the Fund does not have an official benchmark, over the same time period the Goldman Sachs Internet Index (with dividends reinvested) generated a cumulative total return of -62.26%.

While the Fund was certainly not immune to the volatility experienced by Internet stocks, its performance was less volatile than several Technology-heavy indices. We would expect this, as we take a different—and potentially more conservative—approach to investing in the Internet. Despite this year’s turmoil, we maintain confidence in our holdings, which are the dominant players in industries such as Internet infrastructure and services. We continue to focus on owning high quality companies that we feel will benefit from the rapid growth of the Internet. We believe holdings generally exhibit a strong foundation for long-term growth, including brand name franchises, excellent management teams and free cash flow.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNET TOLLKEEPER FUND SM

Portfolio Composition

Top 10 Portfolio Holdings as of December 31, 2000*

Company	Line of Business	Percentage of Net Assets
Crown Castle International Corp.	Wireless	5.5%
Time Warner, Inc.	Media	4.1
Sabre Holdings Corp.	Computer Software	3.7
VeriSign, Inc.	Internet	3.7
E.Piphany, Inc.	Internet	3.4
Cablevision Systems Corp.	Media	3.4
Infinity Broadcasting Corp.	Media	3.3
Clear Channel Communications, Inc.	Media	3.2
EMC Corp.	Computer Hardware	3.1
Comcast Corp.	Media	3.0

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

Outlook

While we neither make nor rely on economic forecasts to make investment decisions, we are generally bullish on the U.S. economy. Over the last decade, global communication has increased, resulting from significant technological advances as well as a generally peaceful world political environment. We believe that this trend, combined with favorable demographic trends, will benefit U.S. companies over the long term. More fundamentally, though, we continue to focus on the core business characteristics which provide a foundation for long-term growth, such as strength of franchise, quality of management, and free cash flow, along with favorable demographic trends. We believe that the enduring competitive advantage of the companies we own—based on the criteria mentioned above—will withstand even an uncertain market environment.

Goldman Sachs Growth Equity Portfolio Management Team

January 12, 2001
GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNET TOLLKEEPER FUND SM
Performance Summary
December 31, 2000

The following graph shows the value as of December 31, 2000, of a $10,000 investment made on April 28, 2000 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmarks (the S&P 500 Index, NASDAQ Composite Index and Goldman Sachs Internet Index) are shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost.

Internet Tollkeeper Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested April 28, 2000 to December 31, 2000

$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
4/28/00
5/00
6/00
7/00
8/00
9/00
10/00
11/00
12/00
$9,084
$6,799
$6,546
$3,774
NAV
S&P 500 Return
GS Internet Index
NASDAQ Composite Index

Since Inception

Aggregate Annual Total Return through December 31, 2000 (a)

Internet Tollkeeper Fund (commenced April 28, 2000)	-32.00%

(a)	Represents aggregate total return since the Fund has not been in operation for a full 12 months.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNET TOLLKEEPER FUND SM
Statement of Investments
December 31, 2000
Shares	Description	Value

Common Stocks – 92.6%

Computer Hardware – 8.0%
640	Brocade Communications Systems, Inc.*	$ 58,760
2,820	Cisco Systems, Inc.*	107,865
2,550	EMC Corp.*	169,575
3,590	Sun Microsystems, Inc.*	100,071

		436,271

Computer Software – 14.0%
460	Avocent Corp.*	12,420
1,840	CheckFree Corp.*	79,235
1,785	Gemstar-TV Guide International, Inc.*	82,333
1,740	Intuit, Inc.*	68,621
3,700	Microsoft Corp.*	160,487
2,110	Oracle Corp.*	61,322
4,670	Sabre Holdings Corp.	201,394
990	VERITAS Software Corp.*	86,625
1,010	Witness Systems, Inc.*	13,635

		766,072

Electrical Equipment – 6.2%
2,390	American Tower Corp.*	90,521
540	Avici Systems, Inc.*	13,297
710	Corning, Inc.	37,497
770	Corvis Corp.*	18,336
1,390	JDS Uniphase Corp.*	57,946
1,320	McDATA Corp. Class B*	72,270
350	QUALCOMM, Inc.*	28,766
410	Sycamore Networks, Inc.*	15,272
110	Transmeta Corp.*	2,585

		336,490

Electrical Utilities – 1.4%
1,370	The AES Corp.*	75,864

Entertainment – 2.4%
2,770	Viacom, Inc. Class B*	129,498

Home Products – 1.0%
2,620	Energizer Holdings, Inc.*	56,003

Information Services – 1.5%
1,510	First Data Corp.	79,558

Internet – 19.5%
710	America Online, Inc.*	24,708
390	Ariba, Inc.*	20,914
1,660	Art Technology Group, Inc.*	50,734
2,580	BroadVision, Inc.*	30,476
830	Check Point Software Technologies Ltd.*	110,857
3,875	CNET Networks, Inc.*	61,939
1,640	Commerce One, Inc.*	41,512
7,530	DoubleClick, Inc.*	82,830
3,460	E.piphany, Inc.*	186,624
630	Expedia, Inc.*	6,024
4,660	Intertrust Technologies Corp.*	15,728
2,250	Interwoven, Inc.*	148,359
1,350	S1 Corp.*	7,088
1,850	Travelocity.com, Inc.*	22,431
1,040	Tumbleweed Communications Corp.*	17,794
2,709	VeriSign, Inc.*	200,974
1,150	Yahoo!, Inc.	34,698

		1,063,690

Shares	Description	Value

Common Stocks – (continued)

Media – 21.4%
2,170	Cablevision Systems Corp.*	$ 184,314
3,627	Clear Channel Communications, Inc.*	175,683
3,870	Comcast Corp.*	161,573
1,160	EchoStar Communications Corp.*	26,390
6,410	Infinity Broadcasting Corp.*	179,079
1,730	Liberty Digital, Inc.*	8,758
4,310	Time Warner, Inc.	225,154
2,120	UnitedGlobalCom, Inc.*	28,885
2,210	Univision Communications, Inc.*	90,472
4,370	Westwood One, Inc.*	84,396

		1,164,704

Security/Asset Management – 1.9%
3,625	The Charles Schwab Corp.	102,859

Semiconductors – 5.5%
362	Applied Micro Circuits Corp.*	27,167
1,090	ARM Holdings PLC ADR*	24,593
3,020	Integrated Circuit Systems, Inc.*	50,019
1,320	PMC-Sierra, Inc.*	103,785
240	SDL, Inc.*	35,565
1,320	Xilinx, Inc.*	60,885

		302,014

Telephone – 3.0%
8,190	AT&T Corp.-Liberty Media Corp.*	111,077
1,650	NTL, Inc.*	39,497
287	Openwave Systems, Inc.*	13,758

		164,332

Wireless – 6.8%
11,180	Crown Castle International Corp.*	302,558
3,460	Sprint Corp. (PCS Group)*	70,714

		373,272

TOTAL COMMON STOCKS
(Cost $6,808,381)		$5,050,627

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 5.5%

Joint Repurchase Agreement Account_
$300,000	6.48%	01/02/2001	$ 300,000

TOTAL REPURCHASE AGREEMENT
(Cost $300,000)			$ 300,000

TOTAL INVESTMENTS
(Cost $7,108,381)			$ 5,350,627

*	Non-income producing security.
_	Joint repurchase agreement was entered into on December 29, 2000.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviation:

ADR—American Depositary Reciept

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Statements of Assets and Liabilities
December 31, 2000

	Growth and Income Fund	CORE U.S. Equity Fund	CORE Large Cap Growth Fund	CORE Large Cap Value Fund

Assets:
Investment in securities, at value (identified cost $35,369,287, $143,500,097, $28,261,773, $3,285,056, $37,849,340, $16,822,766, $82,479,935, $29,945,204, $9,757,804 and $6,808,381, respectively)	$35,445,060	$138,841,891	$24,923,143	$3,540,897
Repurchase Agreements	1,200,000	14,300,000	800,000	—
Cash, at value	258,622	895,418	177,732	46,707
Receivables:
Investment securities sold	66,498	—	—	—
Dividends and interest, at value	29,335	136,351	17,946	4,565
Fund shares sold	207,722	366,982	35,238	—
Forward foreign currency exchange contracts	—	—	—	—
Variation margin	—	—	—	—
Reimbursement from adviser	6,366	—	7,688	—
Deferred organization expenses, net	7,329	7,575	7,575	—
Other assets	3,212	3,309	7,899	86

Total assets	37,224,144	154,551,526	25,977,221	3,592,255

Liabilities:
Payables:
Investment securities purchased	—	14,857,902	—	—
Fund shares repurchased	44,898	20,365	382	—
Amounts owed to affiliates	26,302	89,140	18,586	94,465
Forward foreign currency exchange contracts	—	—	—	—
Variation margin	—	244,420	9,097	—
Accrued expenses and other liabilities	36,728	36,555	33,630	35,215

Total liabilities	107,928	15,248,382	61,695	129,680

Net Assets:
Paid-in capital	38,327,015	146,817,012	29,369,869	3,206,749
Accumulated undistributed (distributions in excess of) net investment income (loss)	1,743	6,614	6,604	—
Accumulated net realized gain (loss) on investment, futures and foreign currency related transactions	(1,288,315)	(2,862,276)	(132,188)	(15)
Net unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	75,773	(4,658,206)	(3,328,759)	255,841

NET ASSETS	$37,116,216	$139,303,144	$25,915,526	$3,462,575

Total shares of beneficial interest outstanding, no par value (unlimited shares authorized)	3,588,582	11,163,179	2,355,242	319,918
Net asset value, offering and redemption price per share	$ 10.34	$ 12.48	$ 11.00	$ 10.82

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS VARIABLE INSURANCE TRUST

CORE Small Cap Equity Fund	Capital Growth Fund	Mid Cap Value Fund	International Equity Fund	Global Income Fund	Internet Tollkeeper Fund

$38,553,994	$16,469,780	$ 91,016,237	$28,739,356	$ 9,870,748	$5,050,627
1,200,000	600,000	7,400,000	—	—	300,000
763,203	9,653	167,096	50,174	75,778	58,070

—	37,057	1,021,503	—	—	86,645
45,586	12,388	115,059	48,495	177,825	192
75,555	36,121	3,980,825	135,396	7,578	12,951
—	—	—	254,799	165,640	—
—	—	—	227,939	25,583	—
21,633	7,224	27,688	39,313	29,864	38,788
7,575	8,232	8,288	9,620	7,329	—
913	428	4,312	1,095	2,548	136

40,668,459	17,180,883	103,741,008	29,506,187	10,362,893	5,547,409

—	349,469	1,963,656	53,856	—	20,911
2,137	10,348	3,086	7,105	10,714	—
26,907	23,518	60,707	26,975	10,444	21,285
—	—	—	102,210	306,197	—
38,325	—	—	—	64,892	—
39,854	22,656	56,689	55,006	40,161	51,389

107,223	405,991	2,084,138	245,152	432,408	93,585

40,574,770	17,150,565	89,386,705	30,669,629	10,218,681	7,726,508
8,323	—	19,417	(153,516)	(64,775)	—

(788,251)	(22,687)	3,714,446	(205,682)	(216,761)	(514,930)

766,394	(352,986)	8,536,302	(1,049,396)	(6,660)	(1,757,754)

$40,561,236	$16,774,892	$101,656,870	$29,261,035	$ 9,930,485	$5,453,824

3,901,883	1,387,833	9,529,183	2,483,919	1,017,860	802,172
$ 10.40	$ 12.09	$ 10.67	$ 11.78	$ 9.75	$ 6.80

63

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Statements of Operations
For the Period Ended December 31, 2000

	Growth and Income Fund	CORE U.S. Equity Fund	CORE Large Cap Growth Fund	CORE Large Cap Value Fund

Investment income (b) :

Dividends	$ 338,921	$ 1,277,735	$ 369,123	$ 71,005
Interest	117,160	439,087	54,593	57

Total income	456,081	1,716,822	423,716	71,062

Expenses:

Management fees	245,836	696,436	208,035	22,823
Custodian fees	64,931	80,726	71,141	40,978
Professional fees	22,149	23,145	23,143	32,833
Transfer agent fees	21,151	22,630	22,598	20,219
Trustee fees	20,299	20,388	20,299	20,160
Printing fees	14,456	13,990	14,162	11,543
Deferred organization expenses	5,220	5,337	5,337	—
Other	4,907	4,813	—	8,184

Total expenses	398,949	867,465	364,715	156,740

Less — expense reductions	(74,953)	(17,310)	(100,879)	(127,874)

Net expenses	323,996	850,155	263,836	28,866

NET INVESTMENT INCOME (LOSS)	132,085	866,667	159,880	42,196

Realized and unrealized gain (loss) on investment, futures and foreign currency transactions:

Net realized gain (loss) from:
Investment transactions	(177,565)	(1,051,775)	2,073,198	14,545
Futures transactions	(84,062)	(1,665,310)	18,118	—
Foreign currency related transactions	—	—	—	—
Net change in unrealized gain (loss) on:
Investments	(1,449,289)	(10,041,506)	(9,374,012)	124,658
Futures	(80,890)	(104,283)	(26,806)	—
Translation of assets and liabilities denominated in foreign currencies	—	(14)	—	—

Net realized and unrealized gain (loss) on investment, futures and foreign currency transactions:	(1,791,806)	(12,862,888)	(7,309,502)	139,203

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,659,721)	$(11,996,221)	$(7,149,622)	$ 181,399

(a)	Commenced operations on April 28, 2000.
(b)
For the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity, Capital Growth, Mid Cap Value, International Equity, Global Income and Internet Tollkeeper Funds, foreign taxes withheld on dividends and interests were $2,146, $4,976, $664, $194, $207, $549, $6,099, $46,736, $1,222 and $31, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST

CORE Small Cap Equity Fund	Capital Growth Fund	Mid Cap Value Fund	International Equity Fund	Global Income Fund	Internet Tollkeeper Fund (a)

$ 302,648	$ 123,427	$ 923,565	$ 331,773	$ —	$ 1,343
146,110	34,652	245,831	120,123	431,970	18,898

448,758	158,079	1,169,396	451,896	431,970	20,241

213,217	105,954	354,036	265,141	74,447	32,791
138,898	65,109	94,565	167,871	77,228	43,449
23,143	22,411	23,789	26,800	25,853	28,256
22,568	22,679	22,649	22,463	22,631	20,509
20,298	20,299	20,298	20,299	20,298	4,414
14,332	13,722	14,455	14,745	14,161	20,362
5,337	5,543	5,498	5,220	5,220	30,001
4,280	4,266	4,395	4,876	4,255	4,938

442,073	259,983	539,685	527,415	244,093	184,720

(160,037)	(120,252)	(78,384)	(172,480)	(149,977)	(143,731)

282,036	139,731	461,301	354,935	94,116	40,989

166,722	18,348	708,095	96,961	337,854	(20,748)

1,388,441	908,998	6,465,002	1,292,350	(50,867)	(514,930)
(680,416)	—	—	(71,725)	(49,794)	—
—	—	—	(180,842)	515,663	—

(731,679)	(2,291,698)	8,884,881	(5,335,260)	251,018	(1,757,754)
(20,309)	—	—	(144,079)	(6,514)	—
—	—	—	208,683	(245,079)	—

(43,963)	(1,382,700)	15,349,883	(4,230,873)	414,427	(2,272,684)

$ 122,759	$(1,364,352)	$16,057,978	$(4,133,912)	$ 752,281	$(2,293,432)

65

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Statements of Changes in Net Assets
For the period ended December 31, 2000

	Growth and Income Fund	CORE U.S. Equity Fund	CORE Large Cap Growth Fund

From operations:

Net investment income (loss)	$ 132,085	$ 866,667	$ 159,880
Net realized gain (loss) on investment, futures and foreign currency related transactions	(261,627)	(2,717,085)	2,091,316
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	(1,530,179)	(10,145,803)	(9,400,818)

Net increase (decrease) in net assets resulting from operations	(1,659,721)	(11,996,221)	(7,149,622)

Distributions to shareholders:

From net investment income	(132,311)	(865,509)	(159,108)
In excess of net investment income	(3,487)	—	—
From net realized gain on investment, futures and foreign currency related transactions	—	(772,737)	(2,390,860)

Total distributions to shareholders	(135,798)	(1,638,246)	(2,549,968)

From share transactions:

Proceeds from sales of shares	17,902,382	117,394,150	18,370,620
Reinvestment of dividends and distributions	135,798	1,638,246	2,549,968
Cost of shares repurchased	(5,115,477)	(18,153,265)	(9,654,397)

Net increase (decrease) in net assets resulting from share transactions	12,922,703	100,879,131	11,266,191

TOTAL INCREASE	11,127,184	87,244,664	1,566,601

Net assets:

Beginning of period	25,989,032	52,058,480	24,348,925

End of period	$37,116,216	$139,303,144	$25,915,526

Accumulated undistributed (distributions in excess of) net investment income	$ 1,743	$ 6,614	$ 6,604

Summary of share transactions:

Shares sold	1,660,466	8,623,035	1,188,982
Shares issued on reinvestment of dividends and distributions	13,552	135,954	240,790
Shares repurchased	(472,608)	(1,319,313)	(615,200)

TOTAL	1,201,410	7,439,676	814,572

    (a) Commenced operations on April 28, 2000.
The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS VARIABLE INSURANCE TRUST

CORE Large Cap Value Fund	CORE Small Cap Equity Fund	Capital Growth Fund	Mid Cap Value Fund	International Equity Fund	Global Income Fund	Internet Tollkeeper Fund (a)

$ 42,196	$ 166,722	$ 18,348	$ 708,095	$ 96,961	$ 337,854	$ (20,748)
14,545	708,025	908,998	6,465,002	1,039,783	415,002	(514,930)

124,658	(751,988)	(2,291,698)	8,884,881	(5,270,656)	(575)	(1,757,754)

181,399	122,759	(1,364,352)	16,057,978	(4,133,912)	752,281	(2,293,432)

(42,196)	(163,417)	(18,348)	(694,182)	—	(337,854)	—
(2,645)	—	(324)	—	—	(551,404)	—
(76,924)	(1,165,883)	(998,502)	(2,242,158)	(1,731,688)	—	—

(121,765)	(1,329,300)	(1,017,174)	(2,936,340)	(1,731,688)	(889,258)	—

130,403	36,030,227	13,893,398	74,750,928	16,742,243	3,768,756	8,132,879
121,765	1,329,300	1,017,174	2,936,340	1,731,688	889,252	—
(304,763)	(9,079,504)	(6,204,400)	(11,034,361)	(3,506,485)	(1,514,470)	(385,623)

(52,595)	28,280,023	8,706,172	66,652,907	14,967,446	3,143,538	7,747,256

7,039	27,073,482	6,324,646	79,774,545	9,101,846	3,006,561	5,453,824

3,455,536	13,487,754	10,450,246	21,882,325	20,159,189	6,923,924	—

$3,462,575	$40,561,236	$16,774,892	$101,656,870	$29,261,035	$ 9,930,485	$ 5,453,824

$ —	$ 8,323	$ —	$ 19,417	$ (153,516)	$ (64,775)	$ —

13,091	3,344,425	924,852	7,892,539	1,212,761	370,375	842,934
11,731	138,038	86,942	289,859	153,382	91,393	—
(30,459)	(852,757)	(369,914)	(1,252,284)	(275,266)	(148,165)	(40,762)

(5,637)	2,629,706	641,880	6,930,114	1,090,877	313,603	802,172

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Statements of Changes in Net Assets
For the Year Ended December 31, 1999

	Growth and Income Fund	CORE U.S. Equity Fund

From operations:

Net investment income	$ 279,186	$ 143,489
Net realized gain (loss) on investment, options, futures and foreign currency related transactions	(571,877)	1,391,395
Net change in unrealized gain (loss) on investments, options, futures and translation of assets and liabilities denominated in foreign currencies	1,351,145	4,174,490

Net increase (decrease) in net assets resulting from operations	1,058,454	5,709,374

Distributions to shareholders:

From net investment income	(279,186)	(143,489)
In excess of net investment income	(3,919)	(6,622)
From net realized gain on investment, options, futures and foreign currency transactions	—	(524,244)

Total distributions to shareholders	(283,105)	(674,355)

From share transactions:

Proceeds from sales of shares	16,777,010	39,589,353
Reinvestment of dividends and distributions	283,104	674,354
Cost of shares repurchased	(5,660,860)	(3,049,107)

Net increase in net assets resulting from share transactions	11,399,254	37,214,600

TOTAL INCREASE	12,174,603	42,249,619

Net assets:

Beginning of period	13,814,429	9,808,861

End of period	$25,989,032	$52,058,480

Accumulated undistributed (distributions in excess of) net investment income	$ 226	$ —

Summary of share transactions:

Shares sold	1,534,847	3,061,033
Shares issued on reinvestment of dividends and distributions	26,583	50,325
Shares repurchased	(496,142)	(246,857)

Total	1,065,288	2,864,501

(a) Commenced operations on April 1, 1999.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST

CORE Large Cap Growth Fund	CORE Large Cap Value Fund (a)	CORE Small Cap Equity Fund	Capital Growth Fund	Mid Cap Value Fund	International Equity Fund	Global Income Fund

$ 20,678	$ 25,734	$ 21,554	$ 2,814	$ 146,960	$ 57,208	$ 264,353
795,006	122,667	440,703	325,897	(285,374)	1,634,807	(152,026)

4,376,105	131,183	1,217,132	1,405,423	(236,347)	2,881,366	(169,835)

5,191,789	279,584	1,679,389	1,734,134	(374,761)	4,573,381	(57,508)

(20,678)	(25,734)	(21,554)	(2,814)	(146,960)	(57,208)	(222,866)
(3,612)	(4,850)	(4,427)	(5,555)	(5,250)	(187,931)	—
—	(58,422)	—	(239,526)	—	(1,219,801)	(35,447)

(24,290)	(89,006)	(25,981)	(247,895)	(152,210)	(1,464,940)	(258,313)

11,571,355	3,293,945	7,372,445	4,867,045	27,018,313	10,914,867	1,586,871
24,167	85,892	23,889	249,170	151,832	1,464,935	254,444
(628,485)	(114,879)	(402,880)	(615,262)	(10,364,745)	(6,534,776)	(342,856)

10,967,037	3,264,958	6,993,454	4,500,953	16,805,400	5,845,026	1,498,459

16,134,536	3,455,536	8,646,862	5,987,192	16,278,429	8,953,467	1,182,638

8,214,389	—	4,840,892	4,463,054	5,603,896	11,205,722	5,741,286

$24,348,925	$3,455,536	$13,487,754	$10,450,246	$21,882,325	$20,159,189	$6,923,924

$ 496	$ —	$ —	$ —	$ —	$ (115,894)	$ (21,641)

883,252	327,984	775,824	383,533	3,033,801	865,376	155,968
1,619	8,299	2,661	18,609	18,699	106,930	25,884
(47,422)	(10,728)	(41,816)	(50,626)	(1,107,272)	(520,324)	(34,083)

837,449	325,555	736,669	351,516	1,945,228	451,982	147,769

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Total from investment operations	Distributions to shareholders
	Net asset value at beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)		From net investment income	In excess of net investment income	From net realized gain	Total distributions

Growth and Income Fund
For the year ended December 31, 2000	$10.89	$0.04	(c)	$(0.55)	$(0.51)	$(0.04)	$ —	$ —	$(0.04)
For the year ended December 31, 1999	10.45	0.12		0.44	0.56	(0.12)	—	—	(0.12)
For the period ended December 31, 1998 (commenced January 12)	10.00	0.09		0.45	0.54	(0.09)	—	—	(0.09)

CORE U.S. Equity Fund
For the year ended December 31, 2000	13.98	0.11	(c)	(1.46)	(1.35)	(0.08)	—	(0.07)	(0.15)
For the year ended December 31, 1999	11.42	0.05		2.72	2.77	(0.05)	—	(0.16)	(0.21)
For the period ended December 31, 1998 (commenced February 13)	10.00	0.05		1.42	1.47	(0.05)	—	—	(0.05)

CORE Large Cap Growth Fund
For the year ended December 31, 2000	15.80	0.08	(c)	(3.67)	(3.59)	(0.08)	—	(1.13)	(1.21)
For the year ended December 31, 1999	11.68	0.02		4.12	4.14	(0.02)	—	—	(0.02)
For the period ended December 31, 1998 (commenced February 13)	10.00	0.02		1.68	1.70	(0.02)	—	—	(0.02)

CORE Large Cap Value Fund
For the year ended December 31, 2000	10.61	0.14	(c)	0.47	0.61	(0.15)	—	(0.25)	(0.40)
For the period ended December 31, 1999 (commenced April 1)	10.00	0.09		0.81	0.90	(0.09)	(0.01)	(0.19)	(0.29)

CORE Small Cap Equity Fund
For the year ended December 31, 2000	10.60	0.06	(c)	0.09	0.15	(0.04)	—	(0.31)	(0.35)
For the year ended December 31, 1999	9.04	0.02		1.56	1.58	(0.02)	—	—	(0.02)
For the period ended December 31, 1998 (commenced February 13)	10.00	0.02		(0.95)	(0.93)	(0.02)	(0.01)	—	(0.03)

Capital Growth Fund
For the year ended December 31, 2000	14.01	0.01	(c)	(1.16)	(1.15)	(0.01)	—	(0.76)	(0.77)
For the year ended December 31, 1999	11.31	0.01		3.04	3.05	(0.01)	—	(0.34)	(0.35)
For the period ended December 31, 1998 (commenced April 30)	10.00	0.03		1.31	1.34	(0.03)	—	—	(0.03)

Mid Cap Value Fund
For the year ended December 31, 2000	8.42	0.15	(c)	2.45	2.60	(0.08)	—	(0.27)	(0.35)
For the year ended December 31, 1999	8.57	0.07		(0.15)	(0.08)	(0.07)	—	—	(0.07)
For the period ended December 31, 1998 (commenced May 1)	10.00	0.07		(1.43)	(1.36)	(0.07)	—	—	(0.07)

International Equity Fund
For the year ended December 31, 2000	14.47	0.05	(c)	(1.99)	(1.94)	—	—	(0.75)	(0.75)
For the year ended December 31, 1999	11.91	0.07		3.66	3.73	(0.07)	(0.13)	(0.97)	(1.17)
For the period ended December 31, 1998 (commenced January 12)	10.00	0.02		1.98	2.00	—	—	(0.09)	(0.09)

Global Income Fund
For the year ended December 31, 2000	9.83	0.41	(c)	0.48	0.89	(0.41)	(0.56)	—	(0.97)
For the year ended December 31, 1999	10.32	0.39		(0.50)	(0.11)	(0.33)	—	(0.05)	(0.38)
For the period ended December 31, 1998 (commenced January 12)	10.00	0.45		0.38	0.83	(0.40)	—	(0.11)	(0.51)

Internet Tollkeeper Fund
For the period ended December 31, 2000 (commenced April 28)	10.00	(0.04	)(c)	(3.16)	(3.20)	—	—	—	—

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.

(b)	Annualized.

(c)	Calculated based on the average shares outstanding methodology.
The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS VARIABLE INSURANCE TRUST

							Ratios assuming no expense reductions
Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$10.34	(4.69)%	$ 37,116	0.99%		0.40%		1.22%		0.17%		68%
10.89	5.41	25,989	0.90		1.44		1.65		0.69		121
10.45	5.47	13,814	0.90	(b)	1.85	(b)	2.69	(b)	0.06	(b)	88

12.48	(9.62)	139,303	0.85		0.87		0.87		0.85		32
13.98	24.30	52,058	0.80		0.70		1.52		(0.02)		70
11.42	14.73	9,809	0.80	(b)	0.70	(b)	2.83	(b)	(1.33	)(b)	75

11.00	(22.48)	25,916	0.89		0.54		1.23		0.20		86
15.80	35.42	24,349	0.80		0.15		1.85		(0.90)		70
11.68	16.99	8,214	0.80	(b)	0.20	(b)	2.87	(b)	(1.87	)(b)	69

10.82	5.86	3,463	0.89		1.29		4.81		(2.63)		79
10.61	8.99	3,456	0.80	(b)	1.04	(b)	5.61	(b)	(3.77	)(b)	48

10.40	1.75	40,561	0.99		0.59		1.55		0.03		91
10.60	17.54	13,488	0.90		0.35		4.22		(2.97)		101
9.04	(9.30)	4,841	0.90	(b)	0.30	(b)	3.92	(b)	(2.72	)(b)	74

12.09	(7.98)	16,775	0.99		0.13		1.84		(0.72)		37
14.01	27.13	10,450	0.90		0.04		3.13		(2.19)		34
11.31	13.40	4,463	0.90	(b)	0.42	(b)	4.92	(b)	(3.60	)(b)	20

10.67	31.07	101,657	1.04		1.60		1.22		1.42		101
8.42	(0.95)	21,882	0.95		1.30		2.19		0.06		103
8.57	(13.56)	5,604	0.95	(b)	1.74	(b)	4.79	(b)	(2.10	)(b)	38

11.78	(13.19)	29,261	1.34		0.37		1.99		(0.28)		70
14.47	31.85	20,159	1.25		0.41		2.57		(0.91)		87
11.91	20.07	11,206	1.25	(b)	0.23	(b)	2.97	(b)	(1.49	)(b)	76

9.75	9.05	9,930	1.14		4.08		2.95		2.27		186
9.83	(1.01)	6,924	1.05		4.23		3.51		1.77		200
10.32	8.29	5,741	1.05	(b)	4.59	(b)	3.30	(b)	2.34	(b)	203

6.80	(32.00)	5,454	1.25	(b)	(0.63	)(b)	5.62	(b)	(5.00	)(b)	48

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Notes to Financial Statements
December 31, 2000

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940, as amended (“the Act”) as an open-end, management investment company. The Trust includes Goldman Sachs Growth and Income Fund (“Growth and Income”), Goldman Sachs CORE U.S. Equity Fund (“CORE U.S. Equity” ), Goldman Sachs CORE Large Cap Growth Fund (“CORE Large Cap Growth”), Goldman Sachs CORE Large Cap Value Fund (“CORE Large Cap Value”), Goldman Sachs CORE Small Cap Equity Fund (“CORE Small Cap Equity”), Goldman Sachs Capital Growth Fund (“Capital Growth”), Goldman Sachs Mid Cap Value Fund (“Mid Cap Value”), Goldman Sachs International Equity Fund (“International Equity”), Goldman Sachs Global Income Fund (“Global Income”) and Goldman Sachs Internet Tollkeeper Fund (“Internet Tollkeeper”), collectively, “the Funds” or individually a “Fund”. Each Fund, except the Global Income Fund, is diversified under the Act. The Global Income Fund is a “ non-diversified” Fund under the Act.

        Shares of the Trust may be purchased and held by separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A.  Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees.

B. Securities Transactions and Investment Income —  Securities transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes where applicable. Dividends for which the fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is determined on the basis of interest accrued, net of foreign withholding taxes where applicable, premium amortized and discount earned. The Growth and Income and Global Income Funds do not amortize market premiums. In addition, it is the Funds’ policy to accrue for estimated capital gains taxes on foreign securities held by the Funds, which are subject to such taxes.

        In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The revised version of the Guide is effective January 1, 2001 for the Funds and will require the Funds to amortize/accrete all premiums and discounts on debt securities. The Growth and Income and Global Income Funds currently do not amortize certain premiums. Upon adoption, the Funds will be required to record the cumulative effect of this change. The cumulative effect will impact net investment income and unrealized gains and losses but will not impact net assets. The Funds have determined that the impact of this accounting change is immaterial.

C.  Federal Taxes — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income to its shareholders. Accordingly, no federal tax provisions are required. Income distributions and capital gains distributions, if any, are declared and paid annually.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of a portfolio’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist as well as timing differences.

        As of December 31, 2000, the following Funds had capital loss carryforwards for U.S. federal tax purposes. This amount is available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

Fund	Amount	Year of Expiration

Growth and Income	$ 915,573	2006-2014

CORE U.S. Equity	2,033,812	2006-2014

Global Income	166,007	2007-2008

Internet Tollkeeper	210,415	2008-2014

At December 31, 2000, the Funds’ aggregate unrealized gains and losses based on cost for federal income tax purposes was as follows:

Fund	Tax Cost	Gross Unrealized Gain	Gross Unrealized Loss	Net Unrealized Gain (Loss)

Growth and Income	$ 36,836,725	$ 4,340,686	$ 4,532,351	$ (191,665)

CORE U.S. Equity	157,905,973	14,260,228	19,024,310	(4,764,082)

CORE Large Cap Growth	29,153,621	2,260,301	5,690,819	(3,430,518)

CORE Large Cap Value	3,285,071	581,042	325,216	255,826

CORE Small Cap Equity	39,069,955	6,746,030	6,061,991	684,039

Capital Growth	17,490,480	1,715,215	2,135,916	(420,701)

Mid Cap Value	90,526,662	10,159,496	2,269,921	7,889,575

International Equity	29,917,788	1,884,039	3,115,500	(1,231,461)

Global Income	9,791,305	271,907	191,961	79,946

Internet Tollkeeper	7,225,680	60,033	1,935,087	(1,875,054)

D.  Deferred Organization Expenses —  Organization-related costs are being amortized on a straight-line basis over a period of five years (with the exception of those funds which commenced operations after 1998, whose costs were expensed immediately thereafter).

E.  Expenses — Expenses incurred by the Trust that do not specifically relate to an individual portfolio of the Trust are generally allocated to the portfolios on a straight-line or pro rata basis depending upon the nature of the expense.

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Notes to Financial Statements (continued)
December 31, 2000

F.  Foreign Currency Translations —  Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

        Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign currency exchange gains and losses from the sale and holdings of foreign currencies and sale of investments (for Global Income only); (ii) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of interest and dividend recorded and the amounts actually received.

G.  Mortgage Dollar Rolls — Global Income may enter into mortgage “dollar rolls” in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

H.  Segregation Transactions — As set forth in the prospectus, certain Funds may enter into derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments are examples of such transactions. As a result of entering into those transactions, the Funds are required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

I.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian.

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Asset Management (“GSAM”), a separate unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser for Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity, Capital Growth, Mid Cap Value and Internet Tollkeeper Funds. Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman Sachs, serves as the investment adviser for the International Equity and Global Income Funds. Under the Agreement, the advisers, subject to the general supervision of the Trust’s Board of Trustees, manage the Funds’ portfolios (GSAM and GSAMI are each referred to herein as the “investment adviser”). As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, the adviser is entitled to a fee, computed daily and payable monthly at an annual rate of the average daily net assets as follows:

Fund	Fee

Growth and Income	0.75%

CORE U.S. Equity	0.70

CORE Large Cap Growth	0.70

CORE Large Cap Value	0.70

CORE Small Cap Equity	0.75

Capital Growth	0.75

Mid Cap Value	0.80

International Equity	1.00

Global Income	0.90

Internet Tollkeeper	1.00

        Effective February 23, 2000, the advisers have voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding management fees, taxes, interest, brokerage fees, litigation and indemnification and other extraordinary expenses) to the extent that such expenses exceed .25%, .20%, .20%, .20%, .25%, .25%, .25%, .35% and .25% of the average daily net assets of Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity, Capital Growth, Mid Cap Value, International Equity and Global Income, respectively. Prior thereto, the expense limitation was .15%, .10%, .10%, .10%, .15%, .15%, .15%, .25% and .15% of average daily net assets of Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity, Capital Growth, Mid Cap Value, International Equity and Global Income, respectively. Effective April 28, 2000 (commencement of operations), Other Expenses for Internet Tollkeeper was limited to .25% of the average daily net assets.

        Goldman Sachs also serves as the transfer agent of the Funds and has voluntarily waived a portion of its transfer agent fees. Goldman Sachs may discontinue or modify this waiver in the future at its discretion. Goldman Sachs serves as the distributor of each Fund’s shares at no cost to the Funds.

        For the year ended December 31, 2000, the adviser reimbursed and waived certain expenses and the Funds have entered into expense offset arrangements with the custodian resulting in a reduction in expenses as follows (amounts in thousands):

Fund	Adviser Reimbursement	Custody Fee Reduction	Transfer Agent Fee Waiver	Total

Growth and Income	$ 58	$3	$14	$ 75

CORE U.S. Equity	—	3	14	17

CORE Large Cap Growth	84	3	14	101

CORE Large Cap Value	114	—	14	128

CORE Small Cap Equity	142	4	14	160

Capital Growth	103	3	14	120

Mid Cap Value	61	3	14	78

International Equity	157	1	14	172

Global Income	135	1	14	150

Internet Tollkeeper	128	2	14	144

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Notes to Financial Statements (continued)
December 31, 2000
At December 31, 2000, the amounts owed to affiliates were as follows (in thousands) :

Fund	Management Fees	Transfer Agent Fees	Over Reimbursement of “Other Expenses”	Total

Growth and Income	$23	$3	$—	$26

CORE U.S. Equity	80	3	6	89

CORE Large Cap Growth	16	3	—	19

CORE Large Cap Value	2	3	89	94

CORE Small Cap Equity	24	3	—	27

Capital Growth	21	3	—	24

Mid Cap Value	58	3	—	61

International Equity	24	3	—	27

Global Income	7	3	—	10

Internet Tollkeeper	18	3	—	21

4. PORTFOLIO SECURITY TRANSACTIONS

Cost of purchases and proceeds of sales and maturities of long-term securities for the year ended December 31, 2000, were as follows :

	Purchases of U.S. Government and agency obligations	Purchases (excluding U.S. Government and agency obligations)	Sales and Maturities of U.S. Government and agency obligations	Sales and Maturities (excluding U.S. Government and agency obligations)

Growth and Income	$ —	$ 35,441,099	$ —	$ 20,789,771

CORE U.S. Equity	—	135,249,385	—	29,856,164

CORE Large Cap Growth	—	33,400,038	—	24,092,988

CORE Large Cap Value	—	2,643,554	—	2,732,486

CORE Small Cap Equity	—	50,310,820	—	23,647,691

Capital Growth	—	12,623,758	—	5,117,667

Mid Cap Value	—	97,391,735	—	42,362,954

International Equity	—	30,841,190	—	16,850,284

Global Income	11,048,975	6,674,655	11,133,110	3,285,314

Internet Tollkeeper	—	9,554,452	—	2,231,141

Forward Foreign Currency Exchange Contracts —  International Equity, Global Income, Growth and Income, Capital Growth and Mid Cap Value may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. International Equity and Global Income may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates. The Funds record realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the curren cy. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At December 31, 2000, the International Equity Fund had outstanding forward foreign currency exchange contracts as follows:

Open Foreign Currency Purchase Contracts	Expiration Date	Value on Settlement Date	Current Value	Unrealized Gain	Unrealized Loss

Australian Dollar	1/19/2001	$ 183,280	$ 187,208	$ 3,928	$ —
Danish Krone	1/24/2001	260,186	286,325	26,139	—
Euro Currency	1/18/2001	2,230,383	2,361,654	131,271	—
	2/23/2001	174,013	176,018	2,005	—
New Zealand Dollar	2/16/2001	18,178	20,353	2,175	—
Norwegian Krone	3/12/2001	107,545	111,614	4,069	—
Pound Sterling	3/8/2001	509,780	525,127	15,347	—
Swiss Franc	1/18/2001	190,595	209,558	18,963	—

TOTAL OPEN FOREIGN CURRENCY PURCHASE CONTRACTS		$3,673,960	$3,877,857	$203,897	$ —

Open Foreign Currency Sale Contracts	Expiration Date	Value on Settlement Date	Current Value	Unrealized Gain	Unrealized Loss

Hong Kong Dollar	6/8/2001	$ 606,205	$ 606,239	$ —	$ 34
Japanese Yen	2/23/2001	1,031,910	1,010,483	21,427	—
	2/23/2001	174,013	174,293	—	280
Singapore Dollar	1/19/2001	179,676	180,910	—	1,234
Swedish Krona	3/12/2001	639,521	657,131	—	17,610
Swiss Franc	2/15/2001	146,053	153,962	—	7,909

TOTAL OPEN FOREIGN CURRENCY SALE CONTRACTS		$2,777,378	$2,783,018	$ 21,427	$27,067

Closed but Unsettled Forward Currency Contracts	Expiration Date	Purchase Value	Sale Value	Realized Gain	Realized Loss

Australian Dollar	1/19/2001	$ 83,499	$ 84,451	$ 952	$ —
Australian Dollar	1/19/2001	759,876	741,176	—	18,700
Euro Currency	1/18/2001	1,404,266	1,382,943	—	21,323
Euro Currency	1/18/2001	1,815,213	1,840,971	25,758	—
Hong Kong Dollar	3/12/2001	38,383	38,383	—	—
Japanese Yen	2/23/2001	1,754,011	1,729,327	—	24,684
Pound Sterling	3/8/2001	249,159	251,924	2,765	—
Swedish Krona	3/12/2001	85,316	84,317	—	999
Swiss Franc	2/15/2001	239,682	230,245	—	9,437

TOTAL CLOSED BUT UNSETTLED FORWARD CURRENCY CONTRACTS		$6,429,405	$6,383,737	$ 29,475	$75,143

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Notes to Financial Statements (continued)
December 31, 2000

At December 31, 2000, the Global Income Fund had outstanding forward foreign currency exchange contracts as follows:

Open Foreign Currency Purchase Contracts	Expiration Date	Value on Settlement Date	Current Value	Unrealized Gain	Unrealized Loss

Australian Dollar	1/19/2001	$ 252,152	$ 254,863	$ 2,711	$ —
Euro Currency	2/23/2001	61,416	62,124	708	—
Swiss Franc	1/18/2001	58,973	64,840	5,867	—
	1/15/2001	60,862	66,761	5,899	—

TOTAL OPEN FOREIGN CURRENCY PURCHASE CONTRACTS		$ 433,403	$ 448,588	$ 15,185	$ —

Open Foreign Currency Sale Contracts	Expiration Date	Value on Settlement Date	Current Value	Unrealized Gain	Unrealized Loss

Australian Dollar	1/19/2001	$ 120,825	$ 129,187	$ —	$ 8,362
Canadian Dollar	3/14/2001	223,012	225,283	—	2,271
Danish Krone	1/24/2001	203,745	224,213	—	20,468
Euro Currency	1/18/2001	2,261,472	2,424,751	—	163,279
Greek Drachma	1/18/2001	237,359	259,837	—	22,478
Japanese Yen	2/23/2001	2,731,661	2,581,206	150,455	—
	2/23/2001	61,416	61,515	—	99
New Zealand Dollar	2/16/2001	172,825	193,506	—	20,681
Pound Sterling	3/8/2001	1,269,271	1,312,372	—	43,101
Swedish Krona	3/12/2001	95,314	97,939	—	2,625

TOTAL OPEN FOREIGN CURRENCY SALE CONTRACTS		$7,376,900	$7,509,809	$150,455	$283,364

Closed but Unsettled Forward Currency Contracts	Expiration Date	Purchase Value	Sale Value	Realized Gain	Realized Loss

Australian Dollar	1/19/2001	$ 123,275	$ 120,179	$ —	$ 3,096
Euro Currency	1/18/2001	802,643	784,095	—	18,548
Japanese Yen	2/23/2001	246,000	244,811	—	1,189

TOTAL CLOSED BUT UNSETTLED FORWARD CURRENCY CONTRACTS		$1,171,918	$1,149,085	$ —	$ 22,833

        The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At December 31, 2000, the International Equity and Global Income Funds had sufficient cash and/or securities to cover any commitments under these contracts.

Option Accounting Principles — When the Funds write call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

        Upon the purchase of a call option or a protective put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds enter into a closing sale transaction, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a purchased put option, the Funds will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid. As of December 31, 2000, the Funds had no open written or purchased option contracts.

Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return.

        Upon entering into a futures contract, the Funds are required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds daily, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statements of Operations .

        The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.

At December 31, 2000, the following futures contracts were open as follows:

Fund	Type	Number of Contracts Long (Short)	Settlement Month	Market Value	Unrealized Gain (Loss)

CORE Large Cap Growth	S&P 500 Index	2	March 2001	$ 667,500	$ 9,871

CORE Small Cap Equity	Russell 2000	7	March 2001	$1,652,225	$ 61,740

International Equity	DJ EURO STOXX 50 Index	28	March 2001	$1,265,171	$(41,860)

Global Income	10 Year U.S. Treasury Note	(4)	March 2001	$ 419,438	$ (8,864)
	Euro Bond	2	March 2001	203,669	2,350

				$ 623,107	$ (6,514)

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Notes to Financial Statements (continued)
December 31, 2000
For the period ended December 31, 2000, Goldman Sachs earned brokerage commissions from portfolio transactions executed on behalf of the Funds in the following amounts:.

Fund	Brokerage Commissions

Growth and Income	$ 1,200

CORE U.S. Equity	2,000

CORE Large Cap Growth	1,600

CORE Large Cap Value	—

CORE Small Cap Equity	1,600

Capital Growth	918

Mid Cap Value	9,400

International Equity	159,000

Global Income	1,500

Internet Tollkeeper	119

5. JOINT REPURCHASE AGREEMENT ACCOUNT

The Funds, together with other registered investment companies having management agreements with GSAM or their affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

        At December 31, 2000, the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Capital Growth, Mid Cap Value and Internet Tollkeeper Funds had undivided interests in the repurchase agreements in the following joint account which equaled $1,200,000, $14,300,000, $800,000, $1,200,000, $600,000, $7,400,000 and $300,000, respectively, in principal amount. At December 31, 2000, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations.

Repurchase Agreements	Principal Amount	Interest Rate	Maturity Date	Amortized Cost	Maturity Value

Banc of America Securities LLC	$900,000,000	6.50%	01/02/2001	$ 900,000,000	$ 900,650,000

Barclays Capital, Inc.	300,000,000	6.47	01/02/2001	300,000,000	300,215,667

Bear Stearns Companies, Inc.	500,000,000	6.48	01/02/2001	500,000,000	500,360,000

Deutsche Bank Securities	250,000,000	6.45	01/02/2001	250,000,000	250,179,167

Salomon Smith Barney Holdings, Inc.	301,300,000	6.47	01/02/2001	301,300,000	301,516,601

Morgan Stanley Dean Witter	500,000,000	6.48	01/02/2001	500,000,000	500,360,000

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT				$2,751,300,000	$2,753,281,435

GOLDMAN SACHS VARIABLE INSURANCE TRUST

6. LINE OF CREDIT FACILITY

Effective May 31, 2000, the Funds participated in a $350,000,000 committed, unsecured revolving line of credit facility. Prior thereto, the Funds participated in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment which has not been utilized. During the period ended December 31, 2000, the Funds did not have any borrowings under any of these facilities.

7. CERTAIN RECLASSIFICATIONS

In accordance with AICPA Statement of Position 93-2, Growth and Income has reclassified $5,220 and $10 from paid in capital and accumulated net realized loss, respectively, to accumulated undistributed net investment income. CORE U.S. Equity has reclassified $5,337 and $119 from paid in capital and accumulated net realized loss, respectively, to accumulated undistributed net investment income. CORE Large Cap Growth has reclassified $5,336 and $1 to accumulated undistributed net investment income and accumulated net realized loss, respectively, from paid in capital. CORE Large Cap Value reclassified $2,969 and $2,645 to accumulated net realized loss and accumulated undistributed net investment income, respectively, from paid in capital. CORE Small Cap Equity has reclassified $319 and $5,018 to accumulated net realized loss and accumulated undistributed net investment income, respectively, from paid in capital. Capital Growth has reclassified $324 and $5,219 to accumulated undistributed net investment income and accumulated net realized loss, respectively, from paid in capital. Mid Cap Value has reclassified $5,498 and $6 from paid in capital and accumulated net realized gain, respectively, to accumulated undistributed net investment income. International Equity has reclassified $9,328 and $134,583 from paid in capital and accumulated undistributed net investment income, respectively, to accumulated net realized loss. Global Income has reclassified $5,220 and $503,050 from paid in capital and accumulated net realized loss, respectively, to accumulated net investment loss. Internet Tollkeeper has reclassified $20,748 from paid in capital to accumulated undistributed net investment income. These reclassifications have no impact on the net asset value of each Fund and are designed to present each Fund’s capital accounts on a tax basis. Reclassifications result primarily from the difference in the tax treatment of net operating losses, tax character of foreign currency transactions and organization costs.

8. OTHER MATTERS

On February 3, 2000, the Board of Trustees of the CORE International Equity and Short Duration Government Funds approved the liquidation and termination of such Funds. Such funds were liquidated on 5/3/00 and 4/13/00, respectively.

        As of December 31, 2000, Goldman Sachs was the beneficial owner of 100%, 24%, 36%, 59% and 37% of the outstanding shares of CORE Large Cap Value, Capital Growth, International Equity, Global Income and Internet Tollkeeper Funds, respectively.

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Notes to Financial Statements (continued)
December 31, 2000

9. CHANGE IN INDEPENDENT AUDITORS

On October 26, 1999, the Board of Trustees of the Funds, upon the recommendation of the Board’s audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Funds’ independent auditors to Ernst & Young LLP. For the fiscal years ended December 31, 1999 and December 31, 1998, Arthur Andersen LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Funds and Arthur Andersen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their report.

10. SUBSEQUENT EVENTS

Goldman Sachs, the sole shareholder of the Core Large Cap Value Fund, has redeemed its entire position in this fund as of February 8, 2001.

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Trustees of
Goldman Sachs Variable Insurance Trust

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Goldman Sachs Variable Insurance Trust (comprising, respectively, of the Goldman Sachs Growth and Income Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs International Equity Fund, Goldman Sachs Global Income Fund and Goldman Sachs Internet Tollkeeper Fund) (the “Trust”) as of December 31, 2000, and the related statements of operations, the statements of changes in net assets and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the period ended December 31, 1999, and the financial highlights for each of the two periods in the period then ended, were audited by other auditors whose report, dated February 10, 2000, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Goldman Sachs Variable Insurance Trust at December 31, 2000, the results of their operations, the changes in their net assets, and the financial highlights for the period ended
December 31, 2000, in conformity with accounting principles generally accepted in the United States.

New York, New York
February 2, 2001
GOLDMAN SACHS VARIABLE INSURANCE TRUST

Variable Insurance Trust—Tax Information (unaudited)

        For the year ended December 31, 2000, 100.0%, 72.62%, 45.92%, 100.0%, 18.9%, 47.53% and 10.79% of the dividends paid from net investment company taxable income by the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity, Capital Growth and Mid Cap Value Funds respectively, qualify for the dividends received deduction available to corporations.

        Pursuant to Section 852 of the Internal Revenue Code, CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity, Capital Growth and Mid Cap Value designate $254,206, $2,567,271, $14,550, $237,154, $733,667 and $167,054 as capital gains dividends paid during its year ended December 31, 2000.

        For the 2000 tax year the Goldman Sachs Variable Insurance Trust International Equity Portfolio (the Fund) has elected to pass through a credit for taxes paid to foreign jurisdictions. For the distribution paid during the year ended December 31, 2000, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States was $0.1342 per share, all of which is attributable to qualified passive income. The total amount of taxes paid by the Fund to such countries was $0.0202 per share. The country-by-country components of these totals are provided below, as required pursuant to Section 853 of the Internal Revenue Code.

Country	Foreign Source Income Per Share	Foreign Taxes Withheld Per Share	Country	Foreign Source Income Per Share	Foreign Taxes Withheld Per Share

Australia	$0.0058	$ —	Japan	$0.0145	$0.0027

Canada	0.0003	0.0001	Netherlands	0.0118	0.0010

Finland	0.0008	0.0001	New Zealand	0.0001	—

France	0.0190	0.0053	Singapore	0.0014	0.0004

Germany	0.0081	0.0010	Spain	0.0036	0.0007

Hong Kong	0.0050	—	Sweden	0.0040	0.0008

Ireland	0.0021	0.0004	Switzerland	0.0070	0.0012

Italy	0.0057	0.0010	United Kingdom	0.0450	0.0055

TRUSTEES Ashok N. Bakhru, Chairman David B. Ford Douglas C. Grip Patrick T. Harker John P. McNulty Mary P. McPherson Alan A. Shuch William H. Springer Richard P. Strubel
OFFICERS
Douglas C. Grip, President
Jesse H. Cole, Vice President
James A Fitzpatrick, Vice President
John M. Perlowski, Treasurer
Peter W. Fortner, Assistant Treasurer
Philip V. Giuca, Jr., Assistant Treasurer
Howard B. Surloff, Secretary
Amy Belanger, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary

GOLDMAN SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT
Investment Adviser

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
133 Peterborough Court
London, England EC4A 2BB

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity, Capital Growth, Mid Cap Value, International Equity, Global Income and Internet Tollkeeper Funds.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus which contains facts concerning the Fund’s objectives, policies, management, expenses and other information.

© Copyright 2000 Goldman, Sachs & Co. All rights reserved. Date of first use: February 15, 2001